Goldman Sachs Funds

MUNICIPAL FIXED INCOME FUNDS	Annual Report October 31, 2006

High current income potential from portfolios that invest primarily in municipal securities.

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

■	GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

Goldman Sachs Short Duration Tax-Free Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Under normal conditions, the Short Duration Tax-Free Fund will invest at least 80% of its net assets in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s net assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs and other tax-exempt or deferred accounts.
Goldman Sachs California Intermediate AMT-Free Municipal Fund invests in municipal securities, the interest on which is exempt from regular federal income tax and California State personal income tax. Up to 20% of the Fund’s net assets may include securities whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and are not suited for IRAs, and other tax-exempt or deferred accounts.
Goldman Sachs New York Intermediate AMT-Free Municipal Fund invests in municipal securities, the interest on which is exempt from regular federal income tax and New York State personal income tax. Up to 20% of the Fund’s net assets may include securities whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and are not suited for IRAs, and other tax-exempt or deferred accounts.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TAX-FREE FUNDS

Goldman Sachs Municipal Income Fund invests in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may include securities whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs and other tax-exempt or deferred accounts. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
Goldman Sachs High Yield Municipal Fund invests in high yield municipal securities that, at the time of purchase, are medium quality or noninvestment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the High Yield Municipal Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also include securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund is nondiversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs and other tax-exempt or deferred accounts. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
Goldman Sachs Tennessee Municipal Fund invests in municipal securities, the interest on which is exempt from regular federal income tax and Tennessee State personal income tax. Up to 20% of the Fund’s net assets may include securities whose income may be subject to Tennessee State personal income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and are not suited for IRAs, and other tax-exempt or deferred accounts.
IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
What Distinguishes Goldman Sachs’
Fixed Income Investment Process?
At Goldman Sachs Asset Management (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.
A key element of our fixed income investment philosophy is to evaluate the broadest opportunity set to capture relative value across sectors and instruments. Our integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among states, sectors and sub-sectors
■	Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

■	Team approach to decision making
■	Manage risk by avoiding significant sector and interest rate bets
■	Careful management of yield curve strategies — while closely managing portfolio duration
Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization
■	Capitalize on GSAM’s industry-renowned credit research capabilities
■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Short Duration Tax-Free Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Short Duration Tax-Free Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.09%, 2.48%, 2.33%, 3.48% and 2.96%, respectively. These returns compared to the 3.12% cumulative total return of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index, over the same time period.

During the reporting period, the primary drivers of performance versus the benchmark were security selection and an exposure to holdings in the lower end of the investment grade spectrum. Class A, B, C and Service Shares were positively impacted by the same strategies, however, unlike the Institutional Shares, they did not outperform the benchmark due to higher expenses.
  Market Environment

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve.

Credit spreads also continued to tighten over the reporting period. Investor demand for lower-quality securities was strong, as increased fundamental strength and maturing economic recovery provided municipalities with ample tax receipts. Other entities, such as hospitals, also continued to strengthen their financial positions.

The municipal yield curve flattened almost as dramatically as did the Treasury curve, with the spread between 2-year and 30-year yields narrowing from 149 basis points at the end of October 2005 to 54 basis points at the end of October 2006. The municipal market had not seen spreads this flat in over 20 years. Short-term yields rose in response to the Fed’s tightening campaign while longer-term yields actually fell as a result of robust demand for longer maturity municipals. Inflation, a key determinant of longer-term yields, remained in check and approached levels within the Fed’s comfort zone. Crude oil prices, after steadily rising through August 2006, dropped sharply at the end of the third quarter and into October, ending at roughly $60 per barrel. While the price of gold, which is thought by some investors to be a leading indicator of inflation, rose overall during the period, it leveled off from July through October.

Supply in the primary municipal market remained robust. However, due to a decline in refinancings, the overall level of supply was slightly lower than the preceding 12 month period. Overall, municipal market supply was $374 billion for the trailing one-year, an approximate 3% decline. This slight dip in supply, coupled with strong demand from retail, institutional and hedge fund investors, drove the outperformance of municipals versus equivalent maturity Treasuries.

PORTFOLIO RESULTS
  Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.
  Investment Strategies

In seeking to meet the Fund’s objective, under normal market conditions, we invest at least 80% of the Fund’s net assets in municipal securities, for which the interest is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. In addition, the Fund may invest in derivative securities, including futures and swaps, primarily for duration management purposes or to take advantage of temporary opportunities in the marketplace. Derivatives are not used for speculative purposes.
  Factors Affecting Performance

The Fund’s security selection and an overweight to A and BBB rated securities enhanced returns over the 12 month period. With the economy strong, defaults low and spreads narrowing, we thought it was an opportune time to pursue potentially higher returns by owning some bonds at the lower end of the investment-grade spectrum. The Fund was rewarded for that decision. Security selection was another positive factor for the Fund during the period. For example, bonds held by the Fund that were issued by the Rhode Island Health and Education Authority for South County Hospital Healthcare System performed well, as they were pre-refunded. As a result of the pre-refunding process, the bonds significantly appreciated in value. Credit selection within Oregon and Louisiana during the third quarter also added to total returns.

Offsetting those positive security selection decisions were a few negative factors. While we maintained a duration that was modestly shorter than that of the benchmark for much of the period, it would have improved performance if we had shortened the Fund’s duration more aggressively in the first half of 2006 and extended slightly in the third quarter of 2006. The year has thus far been characterized by a sell-off in first and second quarters, followed by a rally in the third quarter. Additionally, the Fund experienced outflows in June. Accommodating these outflows in a market that was selling off was detrimental to the Fund’s total return.

PORTFOLIO RESULTS
  Outlook

While we believe there will be a year-end boost to growth from falling energy prices, we look for below average growth over the next 12 months from a combination of a softer housing market and the lagging effects of tighter monetary policy. We believe that the Fed will be slow to cut rates in an effort to bring inflation back in line with its preferred ranges. We do not believe that there will be a severe housing-led downturn. The outlook for growth depends on the extent to which a housing slowdown impacts the broader economy. While the net effect could prove a drag on growth, we believe a steady equity market and softening energy prices should provide some relief to the consumer.

We believe that municipals will perform in line with the taxable markets over the next few months. We also believe that, despite the municipal curve’s relative steepness to Treasuries, its potential to flatten further is limited.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 17, 2006

FUND BASICS
Short Duration Tax-Free Fund
as of October 31, 2006
PERFORMANCE REVIEW

		Lehman Brothers
November 1, 2005–	Fund Total Return	1-3 Year Municipal	30-Day Taxable	30-Day
October 31, 2006	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	3.09%	3.12%	5.03%	3.27%
Class B	2.48	3.12	4.22	2.74
Class C	2.33	3.12	3.98	2.59
Institutional	3.48	3.12	5.71	3.71
Service	2.96	3.12	4.94	3.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period Ended 9/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.59%	1.87%	n/a	3.10%	5/1/97
Class B	0.00	1.65	n/a	2.69	5/1/97
Class C	0.87	1.52	n/a	2.42	8/15/97
Institutional	3.13	2.68	3.75%	3.86	10/1/92
Service	2.52	2.19	3.23	3.39	9/20/94

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
California Intermediate AMT-Free Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs California Intermediate AMT-Free Municipal
Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 4.34%, 3.66% and 4.84%, respectively. These returns compare to the 4.41% cumulative total return of the Fund’s benchmark, the Lehman Brothers CA 1-10 Year Municipal Bond Index, over the same time period.

During the reporting period, the Fund’s overweight to the long end of the yield curve enhanced results, as did security selection and an exposure to holdings in the lower end of the investment grade spectrum. Class A and C Shares were positively impacted by the same strategies, however, unlike the Institutional Shares, they did not outperform the benchmark due to higher expenses.
  Market Environment

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve.

Credit spreads also continued to tighten over the reporting period. Investor demand for lower-quality securities was strong, as increased fundamental strength and maturing economic recovery provided municipalities with ample tax receipts. Other entities, such as hospitals, also continued to strengthen their financial positions. Despite the fact that California’s housing market has declined, the state has enjoyed stronger job growth this year over last year. Thus far, the impact of the housing market slowdown has been mostly limited to sectors related to real estate and home building.

The municipal yield curve flattened almost as dramatically as did the Treasury curve, with the spread between 2-year and 30-year yields narrowing from 149 basis points at the end of October 2005 to 54 basis points at the end of October 2006. The municipal market had not seen spreads this flat in over 20 years. Short-term yields rose in response to the Fed’s tightening campaign while longer-term yields actually fell as a result of robust demand for longer maturity municipals. Inflation, a key determinant of longer- term yields, remained in check and approached levels within the Fed’s comfort zone. Crude oil prices, after steadily rising through August 2006, dropped sharply at the end of the third quarter and into October, ending at roughly $60 per barrel. While the price of gold, which is thought by some investors to be a leading indicator of inflation, rose overall during the period, it leveled off from July through October.

PORTFOLIO RESULTS

Supply in the primary municipal market remained robust. However, due to a decline in refinancings, the overall level of supply was slightly lower than the preceding 12 month period. Overall, municipal market supply was $374 billion for the trailing one-year, an approximate 3% decline. This slight dip in supply, coupled with strong demand from retail, institutional, and hedge fund investors, drove the outperformance of municipals versus equivalent maturity Treasuries.
  Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax, and is consistent with preservation of capital. As a secondary objective, the Fund seeks to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/A+ average credit quality.
  Factors Affecting Performance

Term structure, credit quality, and security selection all contributed to the Fund’s returns over the 12-month period. In particular, the Fund’s overweight to the long end of the curve benefited performance, as longer-term municipals outperformed their shorter-term counterparts over the period. Additionally, given that lower quality credits also outperformed, the Fund’s overweight to BBB rated issues enhanced returns. With defaults low and spreads narrowing, we thought it was an opportune time to pursue potentially higher returns by owning some bonds at the lower end of the investment grade spectrum. The Fund was rewarded for that decision. Finally, the Fund’s exposure to the land sector and tobacco bonds boosted performance.

Detracting from the Fund’s performance was a lack of exposure to zero-coupon bonds, as they enhanced the Index’s performance over the period.

PORTFOLIO RESULTS
  Outlook

While we believe there will be a year-end boost to growth from falling energy prices, we look for below average growth over the next 12 months from a combination of a softer housing market and the lagging effects of tighter monetary policy. We believe that the Fed will be slow to cut rates in an effort to bring inflation back in line with its preferred ranges. We do not believe that there will be a severe housing-led downturn. The outlook for growth depends on the extent to which a housing slowdown impacts the broader economy. While the net effect could prove a drag on growth, we believe a steady equity market and softening energy prices should provide some relief to the consumer.

We believe that municipals will perform in line with the taxable markets over the next few months. We also believe that, despite the municipal curve’s relative steepness to Treasuries, its potential to flatten further is limited.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team
November 17, 2006

FUND BASICS
California Intermediate AMT-Free Municipal Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman CA 1-10-Year	30-Day Taxable	30-Day
October 31, 2006	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	4.34%	4.41%	5.05%	3.28%
Class C	3.66	4.41	4.14	2.69
Institutional	4.84	4.41	5.86	3.81

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers CA 1-10 Year Municipal Bond Index, with income reinvested, is representative of municipal bonds with maturities ranging from 1–10 years. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/06	Since Inception	Inception Date

Class A	-0.82%	11/1/05
Class C	2.21	11/1/05
Institutional	4.31	11/1/05

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.
Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION AS OF 10/31/06[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
New York Intermediate AMT-Free Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs New York Intermediate AMT-Free Municipal Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 3.74%, 2.98% and 4.12%, respectively. These returns compare to the 4.34% cumulative total return of the Fund’s benchmark, the Lehman Brothers NY 1-10 Year Municipal Bond Index, over the same time period.

During the reporting period, the Fund generated positive results, but underperformed its benchmark. The primary detractor from the Fund’s results versus the benchmark was its short duration position. This was detrimental to relative results given the sharp rally in longer maturity municipals during the second half of the reporting period. The Fund’s term structure positioning, which consisted of an overweight to the front end of the yield curve, also hurt relative performance. During the 12-month reporting period, the front end of the yield curve underperformed. These negative factors more than offset the positive aspects of the Fund’s exposure to credit securities.
  Market Environment

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve.

Credit spreads also continued to tighten over the 12-month period. Investors continued to gain confidence with lower quality securities, as increased fundamental strength and maturing economic recovery provided municipalities with ample tax receipts. Other entities, such as hospitals, also continued to strengthen their financial positions. New York State’s fiscal picture improved, driven by constructive trends in the economy and tax revenues. The state’s robust financial services sector particularly drove a strengthening in the local economy.

The municipal yield curve flattened almost as dramatically as did the Treasury curve, with the spread between 2-year and 30-year yields narrowing from 149 basis points at the end of October 2005 to 54 basis points at the end of October 2006. The municipal market had not seen spreads this flat in over 20 years. Short-term yields rose in response to the Fed’s tightening campaign while longer-term yields actually fell as a result of robust demand for longer maturity municipals. Inflation, a key determinant of longer-term yields, remained in check and approached levels within the Fed’s comfort zone. Crude oil prices, after steadily rising through August 2006, dropped sharply at the end of the third quarter and into

PORTFOLIO RESULTS

October, ending at roughly $60 per barrel. While the price of gold, which is thought by some investors to be a leading indicator of inflation, rose overall during the period, it leveled off from July through October.

Supply in the primary municipal market remained robust. However, due to a decline in refinancings, the overall level of supply was slightly lower than the preceding 12 month period. Overall, municipal market supply was $374 billion for the trailing one-year, an approximate 3% decline. This slight dip in supply, coupled with strong demand from retail, institutional, and hedge fund investors, drove the outperformance of municipals versus equivalent maturity Treasuries.
  Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from New York State and City personal income taxes, and is consistent with preservation of capital. As a secondary objective, the Fund seeks to maximize after-tax total return consistent with the Fund’s intermediate duration and AA/ A+ average credit quality.
  Factors Affecting Performance

The Fund’s structure and maturity profiles were negative contributors to performance over the 12-month period. For example, the Fund’s exposure to several bonds with call risk detracted from returns. We held these securities, as they were, at one point, candidates for pre-refunding. However, as the yield curve flattened, the specified price at which the bonds were to be redeemed (or called) was unattractive and hurt the Fund’s performance. Regarding maturity structure, the Fund had little exposure to outperforming long bonds. Bonds we did hold beyond the Index’s maturity profile had the aforementioned short call structure, which caused underperformance as the curve flattened.

Somewhat offsetting those negative factors was a positive contribution from our overweight to credit securities. The Fund maintained a higher exposure to outperforming BBB rated bonds than the Index, which added to returns over the period.

PORTFOLIO RESULTS
  Outlook

While we believe there will be a year-end boost to growth from falling energy prices, we look for below average growth over the next 12 months from a combination of a softer housing market and the lagged effects of tighter monetary policy. We believe that the Fed will be slow to cut rates in an effort to bring inflation back in line with its preferred ranges. We do not believe that there will be a severe housing-led downturn. The outlook for growth depends on the extent to which a housing slowdown impacts the broader economy. While the net effect could prove a drag on growth, we believe a steady equity market and softening energy prices should provide some relief to the consumer.

We believe that municipals will perform in line with the taxable markets over the next few months. We also believe that, despite the municipal curve’s relative steepness to Treasuries, its potential to flatten further is limited.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 17, 2006

FUND BASICS
New York Intermediate AMT-Free Municipal Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman NY 1-10-Year	30-Day Taxable	30-Day
October 31, 2006	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	3.74%	4.34%	4.82%	3.13%
Class C	2.98	4.34	3.86	2.51
Institutional	4.12	4.34	5.62	3.65

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers NY 1-10 Year Municipal Bond Index, with income reinvested, is representative of municipal bonds with maturities ranging from 1–10 years. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/06	Since Inception	Inception Date

Class A	-1.38%	11/1/05
Class C	1.65	11/1/05
Institutional	3.71	11/1/05

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION AS OF 10/31/06[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Municipal Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Municipal Income Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.59%, 4.87%, 4.80%, 5.98% and 5.51%, respectively. These returns compared to the 5.75% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index, over the same time period.

During the reporting period, the primary drivers of performance versus the benchmark were security selection and an exposure to credit securities. Class A, B, C and Service Shares were positively impacted by the same strategies, however, unlike the Institutional Shares, they did not outperform the benchmark due to higher expenses.
  Market Environment

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve.

Credit spreads also continued to tighten over the reporting period. Investor demand for lower-quality securities was strong, as increased fundamental strength and maturing economic recovery provided municipalities with ample tax receipts. Other entities, such as hospitals, also continued to strengthen their financial positions.

The municipal yield curve flattened almost as dramatically as did the Treasury curve, with the spread between 2-year and 30-year yields narrowing from 149 basis points at the end of October 2005 to 54 basis points at the end of October 2006. The municipal market had not seen spreads this flat in over 20 years. Short-term yields rose in response to the Fed’s tightening campaign while longer-term yields actually fell as a result of robust demand for longer maturity municipals. Inflation, a key determinant of longer- term yields, remained in check and approached levels within the Fed’s comfort zone. Crude oil prices, after steadily rising through August 2006, dropped sharply at the end of the third quarter and into October, ending at roughly $60 per barrel. While the price of gold, which is thought by some investors to be a leading indicator of inflation, rose overall during the period, it leveled off from July through October.

Supply in the primary municipal market remained robust. However, due to a decline in refinancings, the overall level of supply was slightly lower than the preceding 12 month period. Overall, municipal market supply was $374 billion for the trailing one-year, an approximate 3% decline. This slight dip in supply, coupled with strong demand from retail, institutional, and hedge fund investors, drove the outperformance of municipals versus equivalent maturity Treasuries.

PORTFOLIO RESULTS
  Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.
  Investment Strategies

In seeking to meet the Fund’s objective, we invest at least 80% of the Fund’s net assets in municipal securities, from which the interest is exempt from regular federal income tax. In addition, the Fund may invest in derivative securities, including futures and swaps, primarily for duration management purposes or to take advantage of temporary opportunities in the marketplace. Derivatives are not used for speculative purposes.
  Factors Affecting Performance

Security selection and overall credit exposure were positive contributors to the Fund’s performance during the period. For example, bonds we held that were issued by the Tobacco Settlement Authority of Iowa performed well, as they were pre-refunded. As a result of the pre-refunding process, the bonds were upgraded from Baa3/ BBB to Aaa, subsequently appreciating in value. Aside from that specific holding, the Fund’s general overweight to the tobacco sector aided performance. Overall, the Fund’s overweight to A and BBB rated securities enhanced returns. With the economy strong, defaults low and spreads narrowing, we thought it was an opportune time to pursue potentially higher returns by owning some bonds at the lower end of the investment-grade spectrum. The Fund was rewarded for that decision.

Offsetting our positive performances in credit securities were a few negative factors. While we maintained a duration that was modestly shorter than that of the benchmark for much of the period, it would have improved performance if we had shortened the Fund’s duration more aggressively in the first half of 2006, and extended slightly in the third quarter of 2006. The year has thus far been characterized by a sell-off in the first and second quarters, followed by a rally in the third quarter.

PORTFOLIO RESULTS
  Outlook

While we believe there will be a year-end boost to growth from falling energy prices, we look for below average growth over the next 12 months from a combination of a softer housing market and the lagged effects of tighter monetary policy. We believe that the Fed will be slow to cut rates in an effort to bring inflation back in line with its preferred ranges. We do not believe that there will be a severe housing-led downturn. The outlook for growth depends on the extent to which a housing slowdown impacts the broader economy. While the net effect could prove a drag on growth, we believe a steady equity market and softening energy prices should provide some relief to the consumer.

We believe that municipals will perform in line with the taxable markets over the next few months. We also believe that, despite the municipal curve’s relative steepness to Treasuries, its potential to flatten further is limited.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 17, 2006

FUND BASICS
Municipal Income Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Lehman Brothers Aggregate	30-Day Taxable	30-Day
October 31, 2006	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	5.59%	5.75%	5.71%	3.71%
Class B	4.87	5.75	4.83	3.14
Class C	4.80	5.75	4.83	3.14
Institutional	5.98	5.75	6.55	4.26
Service	5.51	5.75	5.78	3.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.37%	4.07%	5.07%	5.04%	7/20/93
Class B	-1.63	3.83	4.77	4.87	5/1/96
Class C	2.58	4.25	n/a	4.36	8/15/97
Institutional	4.71	5.45	n/a	5.54	8/15/97
Service	4.18	4.91	5.49[6]	5.36[6]	7/20/93

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
[6]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.
Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
High Yield Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs High Yield Municipal Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 9.05%, 8.24%, 8.24% and 9.45%, respectively. These returns compare to the 11.87% and 5.75% cumulative total returns of the Fund’s benchmarks, the Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Aggregate Municipal Bond Index, respectively, over the same time period.

The Fund typically holds both investment grade and high yield securities, as we believe there are generally attractive opportunities in both sectors. As a result, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Aggregate Municipal Bond Index. During the reporting period, the primary drivers of performance versus the benchmark were security selection and sector rotation. The fund outperformed the investment grade index, as lower credit quality bonds outperformed higher credit quality bonds. However, for the same reason, the Fund underperformed the high yield index, as it held a lower exposure to non-investment grade securities than did the high yield index.
  Market Environment

High yield municipals continued to outperform investment grade municipals, aided by a robust U.S. economy that resulted in a healthy flow of tax revenues at the municipal level. In addition, significant improvements in specific sectors, such as healthcare, airlines and utilities benefited the high yield municipal market. With many issuers enjoying improving credit quality, credit spreads narrowed, boosting prices in the municipal sector.

Higher quality, investment grade securities, which tend to correlate more directly with the Treasury market, generally underperformed lower quality bonds due to the upward trend in Treasury yields. A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve.

Credit spreads also continued to tighten over the reporting period. Investor demand for lower-quality securities was strong, as increased fundamental strength and maturing economic recovery provided municipalities with ample tax receipts. Other entities, such as hospitals, also continued to strengthen their financial positions.

PORTFOLIO RESULTS

The municipal yield curve flattened almost as dramatically as did the Treasury curve, with the spread between 2-year and 30-year yields narrowing from 149 basis points at the end of October 2005 to 54 basis points at the end of October 2006. The municipal market had not seen spreads this flat in over 20 years. Short-term yields rose in response to the Fed’s tightening campaign while longer-term yields actually fell as a result of robust demand for longer maturity municipals. Inflation, a key determinant of longer-term yields, remained in check and approached levels within the Fed’s comfort zone. Crude oil prices, after steadily rising through August 2006, dropped sharply at the end of the third quarter and into October, ending at roughly $60 per barrel. While the price of gold, which is thought by some investors to be a leading indicator of inflation, rose overall during the period, it leveled off from July through October.

Supply in the primary municipal market remained robust. However, due to a decline in refinancings, the overall level of supply was slightly lower than the preceding 12 month period. Overall, municipal market supply was $374 billion for the trailing one-year, an approximate 3% decline. This slight dip in supply, coupled with strong demand from retail, institutional, and hedge fund investors, drove the outperformance of municipals versus equivalent maturity Treasuries.
  Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
  Investment Strategies

In seeking to meet the Fund’s objective, we invest at least 80% of the Fund’s net assets in municipal securities, for which the interest is exempt from regular federal income tax. In addition, the Fund may invest in derivative securities, including futures and swaps, primarily for duration management purposes or to take advantage of temporary opportunities in the marketplace. Derivatives are not used for speculative purposes.
  Factors Affecting Performance

Sector rotation and security selection continued to contribute positively to the Fund’s total returns. For example, an increase in the Fund’s exposure to unsecured airline-backed bonds was one factor aiding performance during the period. Cost-cutting, reduced capacity and better pricing power all helped the sector. On the security selection side, certain opportunistic trades contributed to performance during the period. For example, we purchased bonds backed by automaker General Motors (GM) after they sold off sharply in response to GM’s own well-publicized financial challenges and the bankruptcy filing by

PORTFOLIO RESULTS

auto parts company Delphi, which was spun off from GM in 1999. As GM’s credit prospects stabilized later in the period, we sold the bonds at a significant profit.

Offsetting these positive contributions from sector and security selection was the Fund’s overall underweight to non-investment grade bonds and its bias towards higher quality bonds during the reporting period. As credit spreads continued to tighten, high yield municipals widely outperformed investment grade municipals over the review period. The Fund continued to hold securities with an average credit quality of BBB. Since its inception, the Fund has generally held a mix of investment-grade and high yield securities, as we feel there are attractive opportunities in both sectors.
  Outlook

While we believe there will be a year-end boost to growth from falling energy prices, we look for below average growth over the next 12 months from a combination of a softer housing market and the lagged effects of tighter monetary policy. We believe that the Fed will be slow to cut rates in an effort to bring inflation back in line with its preferred ranges. We do not believe that there will be a severe housing-led downturn. The outlook for growth depends on the extent to which a housing slowdown impacts the broader economy. While the net effect could prove a drag on growth, we believe a steady equity market and softening energy prices should provide some relief to the consumer.

We believe that municipals will perform in line with the taxable markets over the next few months. We also believe that, despite the municipal curve’s relative steepness to Treasuries, its potential to flatten further is limited. We believe that high yield municipal valuations will hold firmly going into 2007 due to strong fundamentals, increasing demand, and healthy supply levels. Despite narrowing spreads, we remain positive on the high yield municipal asset class as a strategic investment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 17, 2006

FUND BASICS
High Yield Municipal Fund
as of October 31, 2006
PERFORMANCE REVIEW

		Lehman	Lehman Brothers
	Fund	Brothers High	Aggregate	30-Day	30-Day
November 1, 2005–	Total Return	Yield Municipal	Municipal	Taxable	Standardized
October 31, 2006	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Equivalent Yield[4]	Yield[5]

Class A	9.05%	11.87%	5.75%	6.57%	4.27%
Class B	8.24	11.87	5.75	5.72	3.72
Class C	8.24	11.87	5.75	5.72	3.72
Institutional	9.45	11.87	5.75	7.46	4.85

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[5]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[6]

For the period ended 9/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	2.80%	6.12%	6.91%	4/3/00

Class B	1.66	5.92	6.87	4/3/00

Class C	5.82	6.31	6.87	4/3/00

Institutional	7.96	7.53	8.09	4/3/00

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
PORTFOLIO RESULTS
Tennessee Municipal Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Tennessee Municipal Fund for the period from June 5, 2006 through October 31, 2006.
  Performance Review

The Goldman Sachs Tennessee Municipal Fund (the “Fund”) first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Over the period from June 5, 2006 (when the Predecessor Fund reorganized into the Fund) through October 31, 2006, the Goldman Sachs Tennessee Municipal Fund’s Class A, Class C and Institutional Shares generated cumulative total returns of 2.87%, 2.56% and 3.02%, respectively. These returns compared to the 3.28% cumulative total return of the Fund’s Benchmark, the Lehman Brothers Aggregate Municipal Bond Index, over the same time period.

During the reporting period, the Fund generated positive results, but underperformed its benchmark. This was primarily due to the Fund’s short duration position versus the benchmark as interest rates fell during the period.
  Market Environment

The Federal Reserve Board (the “Fed”) raised interest rates another 25 basis points at the beginning of the Fund’s inception in June of 2006, bringing the targeted federal funds rate to 5.25%. Over their next three meetings, the Fed held rates steady at 5.25%, taking cues from a series of softer economic data releases. The Treasury yield curve flattened from June through October, with yields under one year rising and yields across the balance of the curve falling. For example, three-month Treasury yields rose from 4.80% to 5.09%. Over the same period, 10-year Treasury yields fell from 5.00% to 4.68%. The municipal yield curve also flattened, though yields rallied across all maturities, with 2-year yields falling 12 basis points and 30-year yields falling 46 basis points.
  Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and Tennessee State personal income tax and is consistent with preservation of capital.
  Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities issued by or on behalf of the State of Tennessee and its political subdivisions, agencies, instrumentalities and public authorities and other states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax

PORTFOLIO RESULTS

purposes) and is exempt from Tennessee State personal income tax. The Fund may also invest up to 20% of its net assets in municipal securities that are subject to Tennessee State personal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
  Factors Affecting Performance

For the period from the reorganization on June 5, 2006 through October 31, 2006, the Fund underperformed the Lehman Brothers Aggregate Municipal Bond Index. This was largely due to the Fund’s short duration position. This Fund’s main objective since the reorganization has been to extend its maturity to a market neutral duration. As rates rallied across the curve over the review period, this short duration position detracted from relative performance. Since the reorganization, the Fund has continued to focus on reorganizing its portfolio to resemble more closely the duration and maturity profile of its new benchmark, the Lehman Brothers Aggregate Municipal Bond Index.
  Outlook

While we believe there will be a year-end boost to growth from falling energy prices, we look for below average growth over the next 12 months from a combination of a softer housing market and the lagging effects of tighter monetary policy. We believe that the Fed will be slow to cut rates in an effort to bring inflation back in line with its preferred ranges. We do not believe that there will be a severe housing-led downturn. The outlook for growth depends on the extent to which a housing slowdown impacts the broader economy. While the net effect could prove a drag on growth, we believe a steady equity market and softening energy prices should provide some relief to the consumer.

We believe that municipals will perform in line with the taxable markets over the next few months. We also believe that, despite the municipal curve’s relative steepness to Treasuries, its potential to flatten further is limited.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

November 17, 2006

FUND BASICS
Tennessee Municipal Fund
as of October 31, 2006
PERFORMANCE REVIEW

June 5, 2006–	Fund Total Return	Lehman Brothers Aggregate	30-Day Taxable	30-Day
October 31, 2006	(based on NAV)[1]	Municipal Bond Index[2]	Equivalent Yield[3]	Standardized Yield[4]

Class A	2.87%	3.28%	5.02%	3.26%
Class C	2.56	3.28	4.15	2.70
Institutional	3.02	3.28	5.82	3.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 8,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2006 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 9/30/06	Since Inception	Inception Date

Class A	-2.33%	6/5/06

Class C	1.01	6/5/06

Institutional	2.38	6/5/06

[5]	The Goldman Sachs Tennessee Municipal Fund first began operations as the Tennessee Tax-Free Portfolio of First Funds (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance of the Predecessor Fund prior to the reorganization is not provided in the above tables because, as part of the reorganization, the Predecessor Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. Additional total return information about the Predecessor Fund is provided in the Financial Highlights table, which is part of this report.

The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).
Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION AS OF 10/31/06[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value as of October 31, 2006, of a $10,000 investment made on November 1, 1996 in the Institutional Shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index (“Lehman 1-3 Year Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Short Duration Tax-Free Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1996 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced May 1, 1997)
Excluding sales charges	3.33%	n/a	2.24%	3.09%
Including sales charges	3.11%	n/a	1.83%	1.01%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	2.70%	n/a	1.63%	2.48%
Including contingent deferred sales charges	2.70%	n/a	1.63%	0.43%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.43%	n/a	1.48%	2.33%
Including contingent deferred sales charges	2.43%	n/a	1.48%	1.30%

Institutional Class (commenced October 1, 1992)	3.86%	3.71%	2.64%	3.48%

Service Class (commenced September 20, 1994)	3.39%	3.19%	2.15%	2.96%

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 91.1%

Alabama – 2.3%
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB Refunding for Russell Hospital Corp. Series 2006 A (BBB-)
$2,910,000	5.000%	12/01/11	$2,952,952
Health Care Authority RB Refunding for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
600,000	5.000	11/15/09	618,528
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (A+/A2)
4,000,000	5.000	01/01/08	4,059,720

			7,631,200

Arizona – 0.6%
Pinal County Arizona Industrial Development Authority RB for Correctional Facilities Contract Florence West Prison Project Series 2006 A (ACA)(A)
750,000	4.500	10/01/09	760,800
Queen Creek Arizona Improvement District No. 001 Series 2006 (BBB-/Baa2)
1,000,000	5.000	01/01/09	1,021,510

			1,782,310

Arkansas – 0.9%
Springdale Arkansas Sales & Use Tax RB Series 2004 (MBIA) (Aaa)
1,945,000	4.000	07/01/16	1,948,909
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
1,000,000	5.000	02/01/11	1,042,590

			2,991,499

California – 9.5%
Alameda County COPS Refunding for Santa Rita Jail Project Series 1993 (ETM) (MBIA) (AAA/Aaa)
3,495,000	5.375	06/01/09	3,583,249
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A3)(a)
3,785,000	4.450	07/01/11	3,853,357
California Health Facilities Financing Authority RB for Catholic West Series 2004 H (A/A3) (b)
340,000	4.450	07/01/11	353,321
California Infrastructure & Economic Development Bank Variable RB for J Paul Getty-A-RMKT 8/2/06 Series 2003 (AAA/Aaa)(a)
4,650,000	3.900	12/01/11	4,733,560
California State Department of Water Resource Power Supply RB Series 2002 A (FSA) (AAA/Aaa)
1,250,000	5.250	05/01/11	1,342,400
California State GO Bonds Variable Purpose Series 2004 (A+/A1)
6,500,000	5.000	04/01/11	6,878,755
California Statewide Communities Development Authority RB for Daughters of Charity Health Series 2005 F (BBB+)
410,000	5.000	07/01/07	413,243
1,000,000	5.000	07/01/08	1,016,990
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006
100,000	4.100	09/02/09	99,995
100,000	4.350	09/02/11	100,351
Del Mar Race Track Authority RB Series 2005 (BBB-)
1,000,000	5.000	08/15/08	1,019,230
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (ETM) (AAA/Aaa)
2,000,000	5.000	06/01/10	2,097,940
Los Altos California School District GO Bonds Refunding for AD Valorem Property Tax Series 2006 (AA/Aa2)
500,000	4.000	08/01/07	502,165
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(b)
4,590,000	5.250	06/01/12	4,991,258

			30,985,814

Colorado – 1.4%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
250,000	4.500	12/01/07	251,140
400,000	4.500	12/01/08	403,064
500,000	4.500	12/01/09	505,135
500,000	5.000	12/01/10	515,285
Colorado Health Facilities Authority RB for Evangelical Lutheran Series 2005 (A-/A3)
255,000	5.000	06/01/08	259,715
275,000	5.000	06/01/09	283,432
East Quincy Highlands Metropolitan District GO Bonds Series 2002 (LOC-U.S. Bank N.A.) (Aa1) (b)
2,230,000	2.250	12/01/06	2,227,703

			4,445,474

Delaware – 1.1%
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
605,000	5.000	06/01/09	620,403
New Castle County Delaware GO Bonds Series 2006 A (AAA/Aaa)
2,915,000	5.000	07/15/11	3,111,967

			3,732,370

Florida – 5.3%
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
4,000,000	5.375	12/01/10	4,171,400
Halifax Hospital Medical Center Hospital RB for Refunding & Improvement Series 2006 A (BBB+)
1,000,000	5.000	06/01/13	1,057,300
855,000	5.000	06/01/14	906,377
Highlands County Florida Health Facilities Authority RB for Adventist Health/Sunbelt Hospital Series 2002 (A+/A2)(a)
2,450,000	3.950	09/01/12	2,449,902

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A2)
$400,000	5.000%	11/15/08	$409,616
500,000	5.000	11/15/09	516,595
Huntington Community Development District RB for Special Assessment Series 2004 B
3,485,000	5.000	05/01/09	3,476,915
Leesburg Florida Hospital RB for Leesburg Regional Medical Center Project Series 2003 A (BBB+/Baa1)
1,820,000	5.000	07/01/08	1,846,827
Meadow Pointe II Community Development District RB for Capital Improvement Series 2004 (Baa3)
610,000	2.375	05/01/07	602,649
625,000	2.800	05/01/08	604,475
300,000	3.000	05/01/09	288,000
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 B
710,000	5.000	05/01/09	709,716
Tampa Palms Florida Open Space & Transportation Community Development District Revenue for Special Assessment Refunding Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
310,000	3.125	05/01/09	306,357

			17,346,129

Georgia – 3.2%
Atlanta Georgia RB for Airport and Marina Improvements Series 2000 A (FGIC) (AAA/Aaa)(b)
2,500,000	5.500	01/01/10	2,670,675
Butts County Georgia Sales Tax GO Bonds Series 2006 (AMBAC) (Aaa)
2,000,000	4.250	03/01/11	2,057,240
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
1,400,000	4.850	06/01/09	1,406,678
Downtown Savannah Authority RB Refunding for Public Improvement Series 2005 (AA/A1)
1,530,000	4.000	01/01/07	1,530,857
2,760,000	4.000	01/01/08	2,772,972

			10,438,422

Guam – 0.3%
Guam Education Financing Foundation COPS Public School Facilities Project Series 2006 A (A-)
1,080,000	5.000	10/01/08	1,101,038

Idaho – 0.3%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-)
120,000	4.125	09/01/08	119,774
250,000	4.375	09/01/10	250,643
425,000	5.000	09/01/11	437,134

			807,551

Illinois – 6.8%
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvements Series 2000 (XLCA) (AAA/Aaa)(b)
4,610,000	5.650	01/01/11	4,976,034
Chicago Illinois Park District Parking Facility RB Series 1999 (ACA) (A/Baa1)(b)
4,015,000	6.000	01/01/10	4,302,755
Chicago Illinois Tax Increment Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)(A)
300,000	5.000	11/15/11	313,272
Chicago Illinois Tax Increment RB for Central Loop Redevelopment Series 2000 A (ACA)(A)
1,000,000	6.500	12/01/06	1,001,810
Illinois Development Finance Authority RB for Revolving Fund Master Trust Series 2002 (Aaa)
2,500,000	5.000	03/01/07	2,511,825
Illinois Educational Facilities Authority RB for Loyola University Chicago Series 1991 A (ETM) (AAA)
775,000	7.000	07/01/07	792,779
Illinois Health Facilities Authority RB for Hospital Sisters Services, Inc. Series 1998 A (MBIA) (Aaa)
4,375,000	5.250	06/01/09	4,516,444
Illinois State Sales Tax RB for Public Improvements Series 2006 (FSA) (AAA/Aaa)
1,040,000	5.000	06/15/08	1,063,618
2,700,000	5.000	06/15/11	2,858,166

			22,336,703

Indiana – 0.3%
Indiana Health & Educational Facilities Finance Authority Hospital RB Refunding for Clarian Health Obligation Group Series 2006 B (A+/A2)
1,000,000	5.000	02/15/10	1,038,540

Iowa – 0.7%
Iowa Finance Authority Health Facilities RB Refunding for Development Care Initiatives Project Series 2006 A (BBB-)
1,000,000	5.000	07/01/07	1,005,300
1,285,000	5.000	07/01/09	1,307,796

			2,313,096

Kansas – 0.5%
Kansas State Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (A2)
425,000	4.000	11/15/08	427,057
500,000	5.250	11/15/10	525,530
Lawrence Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
330,000	5.000	07/01/07	332,825
350,000	5.000	07/01/10	364,091

			1,649,503

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Kentucky – 4.7%
Kentucky Economic Development Finance Authority RB for Norton Healthcare, Inc. Series 2000 C (MBIA) (ETM) (AAA/Aaa)
$1,775,000	5.250%	10/01/07	$1,801,128
Logan/Todd Regional Water Commission of Kentucky RB Refunding Series 2003 (MIG1)
13,500,000	4.000	02/01/07	13,509,585

			15,310,713

Louisiana – 2.5%
City of New Orleans GO Bonds for Public Improvement Series 1999 (FSA) (AAA/Aaa)(b)
3,390,000	5.875	11/01/09	3,614,994
Ernest N. Morial — Exhibit Hall Authority Special Tax Series 2003 A (ETM) (AMBAC) (AAA/Aaa)
1,080,000	5.000	07/15/07	1,091,427
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005
2,500,000	4.750	05/01/15	2,501,000
Morehouse Parish PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
800,000	5.250	11/15/13	854,704

			8,062,125

Maryland – 2.2%
Maryland State Community Development Administration Department RB Refunding for Residential Housing & Community Development Series 2006 C (MIG1)
5,000,000	3.375	03/07/07	4,994,450
Maryland State Department of Transportation RB Series 2004 (AAA/Aa2)
2,000,000	5.000	05/01/09	2,069,600

			7,064,050

Massachusetts – 1.2%
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
445,000	5.000	08/15/10	461,403
780,000	5.000	08/15/11	815,677
465,000	5.000	08/15/12	489,259
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
2,000,000	5.250	07/01/09	2,068,220

			3,834,559

Michigan – 4.1%
Detroit Michigan School District Building & Site Improvement Series 2003 B (FGIC) (AAA/Aaa)
5,035,000	5.000	05/01/13	5,430,902
Kalamazoo Michigan Hospital Finance Authority Hospital Facilities RB Refunding for Bronson Methodist Hospital Series 2005 A (MBIA) (Aaa)
4,000,000	5.000	10/15/08	4,101,440
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
500,000	5.000	11/15/07	506,525
400,000	5.000	11/15/08	410,092
500,000	5.000	11/15/10	523,375
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 (BBB-/Baa3)
200,000	5.000	06/01/07	200,908
250,000	5.000	06/01/08	252,975
250,000	5.000	06/01/09	254,402
845,000	5.000	06/01/10	864,959
980,000	5.000	06/01/12	1,013,673

			13,559,251

Minnesota – 0.8%
Minneapolis Minnesota Health Care Systems RB for Fairview Health Services Series 2002 B (MBIA) (AAA/Aaa)
1,430,000	5.125	05/15/08	1,462,661
Minnesota State Municipal Power Agency Electric RB Series 2005 (A3)
1,110,000	4.000	10/01/09	1,121,833

			2,584,494

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB+)
1,105,000	4.000	12/01/08	1,106,503

Missouri – 0.1%
Cameron Missouri Industrial Development Authority Health Facilities RB for Cameron Community Hospital Series 2000 (ACA)(A)
345,000	5.875	12/01/06	345,379

Montana – 0.3%
Forsyth Montana PCRB Refunding Portland General Series 1998-A RMKT 5/1/03 (BBB+/Baa1)(a)
1,000,000	5.200	05/01/09	1,024,900

Nevada – 1.4%
Clark County Airport RB Sub Lien Series 1998 A (MBIA) (AAA/Aaa)
1,250,000	6.000	07/01/08	1,297,887
Nevada Department of Business and Industry Capital Appreciation RB for Las Vegas Monorail Series 2000 (ETM) (AMBAC) (AAA/Aaa)(c)
800,000	0.000	01/01/07	795,120
North Las Vegas Nevada Local Improvement Special Assessment RB Refunding for Sub-Special Improvement District No. 60-B Series 2006
340,000	4.350	12/01/09	341,741
680,000	4.600	12/01/11	687,494
750,000	4.700	12/01/12	761,985
650,000	4.800	12/01/14	663,208

			4,547,435

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest		Maturity
Amount	Rate		Date	Value
Municipal Debt Obligations – (continued)

New Hampshire – 1.0%
New Hampshire Health & Education Facilities Authority Hospital RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
$215,000	5.000%		07/01/09	$220,803
355,000	5.000		07/01/11	371,170
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (Baa3)
355,000	5.000		06/01/10	365,735
375,000	5.250		06/01/11	390,848
395,000	5.250		06/01/12	409,019
New Hampshire Health and Education Facilities Authority RB for Southern New Hampshire Medical Center Series 2004 A (A-)
1,475,000	4.000		10/01/08	1,480,354

				3,237,929

New Jersey – 6.6%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (BBB/Baa2)
3,750,000	5.000		06/15/07	3,779,512
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
1,000,000	5.000		09/15/10	1,048,970
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson University Series 2004 C (BBB-)
1,300,000	5.000		07/01/07	1,304,446
1,405,000	5.000		07/01/08	1,424,572
New Jersey State Transportation Trust Fund Authority RB for Transportation Systems Series 2001 C (FSA) (AAA/Aaa)
5,285,000	5.750		12/15/12	5,888,283
New Jersey State Turnpike Authority Turnpike RB Series 2000 A (MBIA) (AAA/Aaa)(b)
1,750,000	5.750		01/01/10	1,865,150
New Jersey Tobacco Settlement Financing Corp. RB for Public Improvement Series 2002 (BBB/Baa3)
5,300,000	5.750		06/01/32	5,667,979
Tobacco Settlement Financing Corp. RB Series 2003 (BBB/Baa3)
640,000	4.375		06/01/19	640,416

				21,619,328

New York – 3.6%
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/Baa1)
1,300,000	5.000		08/01/12	1,363,336
1,480,000	5.000		08/01/13	1,563,058
New York City GO Bonds Series 1998 F (FGIC-TCRS) (AAA/Aaa)
4,700,000	5.375		08/01/09	4,850,541
New York City Industrial Development Authority Civic Facility RB for Polytechnic University Project Series 2000 (BB+/Ba3)
250,000	5.200		11/01/07	252,095
New York GO Bonds Refunding Series 1996 A (MBIA-IBC) (AAA/Aaa)
500,000	6.250		08/01/08	508,310
New York GO Bonds Refunding Series 2002 C (AA-/A1)
2,000,000	5.250		08/01/10	2,110,940
Tobacco Settlement Financing Corp. RB Series B-1 (AA-/A1)
1,000,000	5.000		06/01/10	1,041,460

				11,689,740

North Carolina – 0.4%
North Carolina Eastern Municipal Power RB Refunding Series 2003 C (BBB/Baa2)
1,190,000	5.000		01/01/08	1,204,387

Ohio – 0.5%
Ohio GO Bonds for Higher Educational Capital Facilities Series 2000 A (AA+/Aa1)
1,775,000	5.000		02/01/07	1,781,088

Oklahoma – 1.2%
Comanche County Hospital Authority RB Series 2004 (Radian) (AA/Aa3)
1,000,000	4.500		07/01/09	1,014,220
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (AAA)
1,390,000	5.000		09/01/10	1,463,003
Oklahoma School Districts & County RANS COPS Program Series 2006 C
1,500,000	4.500		06/29/07	1,501,575

				3,978,798

Oregon – 1.6%
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Project Series 2002 (BBB)
400,000	5.500		09/01/11	424,100
550,000	5.600		09/01/12	590,579
520,000	5.900	(b)	09/01/12	584,813
550,000	5.800	(b)	09/01/12	615,686
325,000	5.800		09/01/14	352,934
305,000	5.900		09/01/15	331,294
Lane County Oregon School District No. 19 Springfield GO Bonds Series 1997 (FGIC) (AAA/Aaa)
1,230,000	6.000		10/15/10	1,339,187
Tri-County Metropolitan Transportation District RB for Payroll Tax & Grant Receipt Series 2006 (MBIA) (AAA/Aaa)
1,000,000	5.000		05/01/12	1,070,260

				5,308,853

Pennsylvania – 4.4%
Allegheny County Hospital Development Authority RB for University of Pittsburg Medical Center
Series 2003 B (A+/Aa3)
3,000,000	5.000		06/15/10	3,124,590
Pennsylvania GO Bonds First Series 2001 (AA/Aa2)
1,000,000	5.000		01/15/10	1,043,450

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Pennsylvania – (continued)
Pennsylvania Hills Township GO Bonds Series 1995 (AMBAC) (AAA/Aaa)
$750,000	5.000%	12/01/06	$750,862
Pennsylvania State Higher Educational Facilities Authority RB for University of Pennsylvania Health Systems Series 2005 A (A+/A2)
2,300,000	5.000	08/15/08	2,353,015
Pennsylvania State Higher Educational Facilities Authority RB for Widener University Series 2003 (BBB+)
795,000	5.000	07/15/08	805,804
1,000,000	5.000	07/15/09	1,019,130
Pennsylvania State Higher Educational Facilities Authority State System RB Series 2006 AE (MBIA) (Aaa)
1,895,000	5.000	06/15/09	1,964,452
2,340,000	5.000	06/15/12	2,507,614
Philadelphia Water and Wastewater RB Series 1999 (AMBAC) (AAA/Aaa)
750,000	5.000	12/15/06	751,208

			14,320,125

Puerto Rico – 3.1%
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
5,000,000	5.000	12/01/09	5,171,100
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(a)
4,700,000	5.750	02/01/12	5,101,521

			10,272,621

Rhode Island – 0.9%
Rhode Island State Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (Baa2)(b)
585,000	4.300	09/15/08	592,307
610,000	4.500	09/15/08	619,803
635,000	4.750	09/15/08	648,043
Rhode Island State Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (ETM) (Baa2)
485,000	4.000	09/15/08	488,453
Rhode Island State Health & Educational Building Corp. RB for Providence Public School Financing Project Series 2006 A (FSA) (AAA/Aaa)
555,000	4.000	05/15/12	566,599

			2,915,205

South Carolina – 4.9%
Beaufort County School District GO BANS (SCSDE) (MIG1)
3,250,000	4.500	02/28/07	3,259,165
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (A1)
500,000	5.000	12/01/10	523,800
Richland County RB Refunding for International Paper Co. Project Series 2002 A (BBB/Baa3)
3,000,000	4.250	10/01/07	3,007,890
South Carolina Jobs Economic Development Authority Hospital Facilities RB for Palmetto Health Alliance Series 2003 C (BBB+/Baa1)(b)
1,780,000	6.875	08/01/13	2,114,462
South Carolina Jobs Economic Development Authority Hospital Facilities RB Refunding & Improvement for Palmetto Series 2003 C (ACA)(A)
3,035,000	5.000	08/01/08	3,090,601
South Carolina Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
3,750,000	6.000	05/15/22	3,986,813

			15,982,731

Tennessee – 3.0%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Series 2006 A (BBB+/Baa2)
955,000	4.500	07/01/08	962,554
670,000	4.500	07/01/09	678,348
665,000	4.500	07/01/10	676,870
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (MBIA) (AAA/Aaa)
4,430,000	5.000	10/01/11	4,710,862
Shelby County Health Educational & Housing Facilities Board RB PA 1277 A (RITES) (AA) (a)(d)
2,250,000	6.815	10/01/08	2,441,970
Shelby County Health Educational & Housing Facilities Board RB PA 1277 B (RITES) (AA)(d)
320,000	6.815	09/01/08	346,125

			9,816,729

Texas – 3.6%
Brazoria County Texas Health Facilities Development Corp. RB for Brazosport Memorial Hospital Series 2004 (Radian) (AA/Aa3)
1,065,000	5.000	07/01/09	1,092,115
Harris County Texas Health Facilities Development Corp. RB for Christus Health Series 1999 A (ETM) (MBIA) (AAA/Aaa)
400,000	5.250	07/01/07	404,436
Harris County Texas Health Facilities Development Corp. RB for Christus Health Unrefunded Balance Series 1999 A (MBIA) (AAA/Aaa)
2,600,000	5.250	07/01/07	2,623,894
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facility Series 2005 (BBB-)
150,000	5.000	02/15/07	150,360
170,000	5.000	02/15/08	171,734
395,000	5.000	02/15/09	401,099
610,000	5.000	02/15/10	622,157
Sam Rayburn Texas Municipal Power Agency RB Refunding (Radian) (AA/Aa3)
2,000,000	5.000	10/01/08	2,045,260
Tomball Texas Hospital Authority Refunding RB Series 2005 (Baa3)
1,140,000	5.000	07/01/08	1,153,509

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Travis County Health Facilities Development Corp. RB for Acension Health Credit Series 1999 A (AMBAC) (AAA/Aaa)(b)
$3,000,000	5.875%	11/15/09	$3,221,340

			11,885,904

Utah – 0.6%
Salt Lake County Utah Municipal Building Authority Lease RB Series 1999 (AA+/Aa1)(b)
2,000,000	5.500	10/01/09	2,105,760

Virginia – 3.4%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,773,808
Harrisonburg Virginia Public Improvement GO Bonds Series 2006 (FSA) (AAA/Aaa)
1,190,000	5.000	02/01/10	1,245,728
1,250,000	5.000	02/01/11	1,322,787
Pocahontas Parkway Association Virginia Toll Road RB for Capital Appreciation Senior Series 1998 B (AAA)(b)(c)
4,130,000	0.000	08/15/08	3,178,902
Rappahannock Virginia Regional Jail Authority Facilities RB GANS Series 2006 (MIG1)
2,500,000	4.250	12/01/09	2,530,700

			11,051,925

Washington – 0.6%
King County Washington Public Hospital District No. 002 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (MBIA) (AAA/Aaa)
1,000,000	4.000	12/01/10	1,012,370
1,000,000	5.000	12/01/11	1,058,230

			2,070,600

Wisconsin – 1.0%
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 (ETM) (AMBAC) (AAA/Aaa)
105,000	5.300	10/01/08	108,461
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 Unrefunded Balance (AMBAC) (AAA/Aaa)
520,000	5.300	10/01/08	529,672
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
665,000	4.000	05/01/07	665,512
695,000	4.000	05/01/08	694,798
715,000	4.000	05/01/09	712,648
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
125,000	4.125	05/15/09	125,281
260,000	4.125	05/15/10	260,549
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
105,000	4.125	05/15/10	105,221

			3,202,142

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $296,677,611)			$297,731,715

Other Municipals – 6.5%

MMA Financial CDD Senior Securitization Trust RB for Various States Bartram Springs Passthru Series 2003 B (A1)(e)
$6,038,074	3.375%	11/01/08	$5,900,466
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-3 (A3)(a)(e)
2,000,000	4.950	09/30/12	2,029,580
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (A1)
9,976,000	4.050	05/04/10	9,918,239
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2006 A (A1)
3,000,000	4.220	11/02/10	3,017,220

TOTAL OTHER MUNICIPALS
(Cost $21,050,381)			$20,865,505

TOTAL INVESTMENTS – 97.6%
(Cost $318,479,052)			$319,348,428

OTHER ASSETS IN EXCESS OF
LIABILITIES – 2.4%			7,891,732

NET ASSETS – 100.0%			$327,240,160

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Inverse variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,930,046, which represents approximately 2.4% of net assets as of October 31, 2006.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2006: MBIA 11.23%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BANS	—	Bond Anticipation Notes
CDD	—	Community Development District
COPS	—	Certificates of Participation
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. - Transferable Custodial Receipts
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
RITES	—	Residual Interest Tax Exempt Securities
SCSDE	—	South Carolina State Department of Education
XLCA	—	Insured by XL Capital Assurance, Inc.

ADDITIONAL INVESTMENT INFORMATION
INTEREST RATE SWAP CONTRACT — At October 31, 2006, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged

	Notional		Payments	Payments
Swap	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Loss

JP Morgan (a)	$12,000	12/07/2026	BMA Municipal Swap Index	4.138%	$(406,950)

(a)	Represents forward starting interest rate swap whose effective date of commencement of accruals and cash flows is December 7, 2006.
BMA — Bond Market Association
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 1, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs California Intermediate AMT-Free Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers CA 1-10 Year Municipal Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
California Intermediate AMT-Free Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2005 to October 31, 2006.

One Year/
Average Annual Total Return through October 31, 2006	Since Inception
Class A (commenced November 1, 2005)
Excluding sales charges	4.34%
Including sales charges	-0.34%

Class C (commenced November 1, 2005)
Excluding contingent deferred sales charges	3.66%
Including contingent deferred sales charges	2.63%

Institutional Class (commenced November 1, 2005)	4.84%

GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 95.6%

California – 87.8%
Abag Finance Authority RB for Non-Profit Corp. for San Diego Hospital Association Series 2001 A (BBB+/Baa1)
$725,000	6.125%	08/15/20	$789,133
Abag Finance Authority RB for Non-Profit Corps. Sansum-Santa Barbara Series 2002 A (A+)
1,500,000	5.500	04/01/21	1,588,980
Banning Utilities Authority Water Enterprise RB for Refunding and Improvement Projects Series 2005 (FGIC) (AAA/Aaa)
1,135,000	5.000	11/01/22	1,220,965
Brentwood Infrastructure Financing Authority Special Assessment Series 2005 B
235,000	5.000	09/02/25	237,735
California Educational Facilities Authority RB for California Institute of Technology Series 2003 A (AAA/Aaa)(a)
1,000,000	5.000	10/01/11	1,070,380
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A3)(b)
805,000	4.450	07/01/11	819,538
California Health Facilities Financing Authority RB for Catholic West Series 2004 H (A/A3) (a)
70,000	4.450	07/01/11	72,743
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
505,000	5.750	09/01/23	575,781
California State Department of Transportation RANS for Federal Highway Grant Series 2004 A (FGIC) (AAA/Aaa)
1,000,000	5.000	02/01/12	1,074,220
California State Department Water Resources Power Supply RB Series 2002 A (MBIA) (AAA/Aaa)
200,000	5.250	05/01/10	211,688
California State Economic Recovery GO Bonds Series 2004 B (AA+/Aa3)(b)
2,500,000	5.000	07/01/07	2,524,825
California State Economic Recovery RB Series 2004 A (AA+/Aa3)
425,000	5.000	01/01/09	438,137
California State GO Bonds Refunded Series 1998 (A+/A1)
1,100,000	6.000	02/01/08	1,134,628
California State GO Bonds Series 2003 (A+/A1)
1,000,000	5.250	02/01/15	1,095,460
California State GO Bonds Series 2004 (A+/A1)
500,000	4.000	02/01/09	505,440
California State Public Works Board RB for Department of Mental Health Coalinga Series 2004 A (A/A2)
1,000,000	5.000	06/01/11	1,055,980
California State Public Works Board RB Refunding for Department of Health Services Series 2005 K (A/A2)
200,000	5.000	11/01/22	212,344
California State University of Fresno Association Inc. RB for Auxiliary Organization Event Center Series 2002 (Ba1)(a)
910,000	6.750	07/01/12	1,027,290
California Statewide Communities Development Authority RB for Daughters of Charity Health Series 2005 F (BBB+)
750,000	5.000	07/01/07	755,932
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A-1/VMIG2)(b)
725,000	3.850	06/01/12	726,066
California Statewide Communities Development Authority TRANS for Tulare County Series 2006 B (SP-1+/MIG1)
1,250,000	4.500	07/31/07	1,259,387
Cathedral City Improvement Bond Act of 1915 Special Assessment for Cove Improvement District 04-02 Series 2005
740,000	5.000	09/02/20	755,311
Central Coast Water Authority RB Refunding for State Water Project Regional Facilities Series 2006 A (FSA) (AAA/Aaa)
1,200,000	4.000	10/01/10	1,225,692
Chino Community Facilities District Special Tax No. 2 Series 2006
200,000	5.000	09/01/26	202,434
Coachella Valley Water District Improvement Bond Act of 1913-1915 Special Assessment for Obligation Improvement District 70 Series 2006
300,000	5.000	09/02/20	303,420
Colton Junction Unified School District GO Bonds for Election of 2001 Series 2006 C (FGIC) (AAA/Aaa)
500,000	5.250	02/01/22	546,430
Coronado Community Development Agency Tax Allocation Refunding for Coronado Community Development Project Series 2006 (FGIC) (AAA/Aaa)
1,000,000	5.000	09/01/22	1,074,660
Del Mar Race Track Authority RB Series 2005 (BBB-)
600,000	5.000	08/15/09	617,214
Eastern Municipal Water District Community Facilities Special Tax for Cottonwood District 2004-27 Series 2006
100,000	5.000	09/01/27	101,689
Eastern Municipal Water District Community Facilities Special Tax for Mahogany District 2005-40 Series 2006
300,000	5.000	09/01/26	303,417
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (AAA/Aaa)(a)
2,065,000	5.500	06/01/13	2,292,914
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
1,455,000	5.000	05/01/10	1,508,733
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
275,000	5.000	09/01/25	280,291
Lammersville School District Community Facilities District No. 2002 Special Tax for Mountain House Series 2006
250,000	5.000	09/01/26	254,418
Los Angeles County Public Works Financing Authority Special Assessment RB Refunding for L.A. Regal Park & Open Space Series 2005 (FSA) (AAA/Aaa)
400,000	5.000	10/01/10	423,092
Los Angeles Unified School District GO Bonds Series 2003 A (MBIA) (AAA/Aaa)
1,250,000	5.375	07/01/16	1,388,125
Manteca Unified School District GO Bonds Refunding Series 2005 (FGIC) (AAA/Aaa)
775,000	5.000	08/01/20	835,822

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Mission Springs Water District Improvement Bond Act of 1915 Special Assessment for District No. 13 Series 2005
$275,000	5.000%	09/02/21	$277,846
Moreno Valley Unified School District Community Facilities District No. 2004-5
400,000	5.200	09/01/36	408,332
New Haven Unified School District GO Bonds Refunding Series 2005 (MBIA) (AAA/Aaa)
1,250,000	5.250	08/01/21	1,380,762
Palmdale Improvement Bond Act of 1915 Special Assessment District No. 2006-1 Series 2006
500,000	5.000	09/02/36	503,200
Palo Alto Improvement Bond Act 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
355,000	5.250	09/02/16	363,105
400,000	5.250	09/02/17	409,064
Poway Unified School District Special Tax Community Facilities District No. 6-4 South Ranch Series 2005
200,000	4.850	09/01/20	203,372
Riverside County Public Financing Authority Tax Allocation Revenue Redevelopment Project Area No. 1 for Mid County Series 2006 B (MBIA) (AAA/Aaa)
575,000	5.000	10/01/15	632,201
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
765,000	5.000	09/01/23	780,438
San Diego County & School District TRANS Series 2006 A (SP-1+/MIG1)
1,250,000	4.500	07/27/07	1,259,275
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Subseries 2006 A (AMBAC) (AAA/Aaa)
1,000,000	5.000	09/01/13	1,087,820
San Gabriel Unified School District GO Bonds Prerefunded Series 2002 A (FSA) (AAA/Aaa)(a)
445,000	5.375	08/01/12	489,024
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
500,000	5.400	07/01/22	515,875
South Orange County Public Financing Authority Special Tax for Ladera Ranch Series 2005 A (AMBAC) (AAA/Aaa)
200,000	5.000	08/15/21	212,696
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(a)
1,180,000	5.250	06/01/12	1,283,156

			40,316,480

Puerto Rico – 5.3%
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
1,500,000	5.000	12/01/09	1,551,330
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
270,000	5.000	03/01/09	275,748
575,000	5.000	03/01/12	598,115

			2,425,193

U.S. Virgin Islands – 2.5%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,100,000	5.000	10/01/08	1,120,614

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $43,273,749)			$43,862,287

Short Term Investments – 6.5%

California – 6.5%
California Infrastructure & Economic Development Bank (AMBAC) (AAA/Aaa)(b)
$1,550,000	3.450%	11/01/06	$1,550,000
Newport Beach VRDN RB for Hoag Memorial Presbyterian Hospital Series 1992 (A-1+/VMIG1) (b)(c)
1,450,000	3.360	11/01/06	1,450,000

			3,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $3,000,000)			$3,000,000

TOTAL INVESTMENTS – 102.1%
(Cost $46,273,749)			$46,862,287

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%			(963,162)

NET ASSETS – 100.0%			$45,899,125

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.
(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.
                                           Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.
                                           The Portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2006: FGIC 10.35%.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
MBIA	—	Insured by Municipal Bond Investors Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 1, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs New York Intermediate AMT-Free Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers NY 1-10 Year Municipal Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
New York Intermediate AMT-Free Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2005 to October 31, 2006.

One Year/
Average Annual Total Return through October 31, 2006	Since Inception
Class A (commenced November 1, 2005)
Excluding sales charges	3.74%
Including sales charges	-0.92%

Class C (commenced November 1, 2005)
Excluding contingent deferred charges	2.98%
Including contingent deferred charges	1.96%

Institutional Class (commenced November 1, 2005)	4.12%

GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 95.7%

New York – 88.8%
Albany County GO Bonds Refunding Series 2002 (FGIC) (AAA/Aaa)
$500,000	5.000%	06/01/13	$540,055
Albany Municipal Water Finance Authority Second Resolution RB 2003 A (MBIA) (AAA/Aaa)
425,000	5.000	12/01/11	434,822
Amherst Industrial Development Agency Civic Facility RB for Daeman College Mandatory Tender Series 2006 A (Radian) (Manufactures & Traders SPA) (AA)(a)
490,000	4.200	10/01/11	497,595
Buffalo Fiscal Stability Authority Special Tax for Sales Tax & State Aid Series 2006 A (Aa2)
430,000	4.000	09/01/07	431,862
Erie County GO Bonds Refunding Series 2005 D-1 (MBIA) (AAA/Aaa)
300,000	5.000	06/01/21	322,875
Islip GO for Public Improvement 2006 (AA+/Aa2)
515,000	4.000	07/15/10	523,662
Kings Point GO Bonds Refunding Series 2005 (Aaa)
285,000	5.000	06/15/12	305,566
Long Island Power Authority Electric System RB Series 1998 A (AMBAC) (AAA/Aaa)
325,000	5.500	12/01/11	353,571
Long Island Power Authority Electric Systems RB Series 2006 D (A-/A3)
200,000	4.000	09/01/10	202,758
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (MBIA) (AAA/Aaa)
600,000	5.000	11/15/10	633,342
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital of Rochester Refunding Series 2005 (BBB+/Baa1)
280,000	5.000	08/01/12	293,642
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital of Rochester Refunding Series 2005 (BBB+/Baa1)
300,000	5.000	08/01/22	311,823
Nassau County Industrial Development Agency Civic Facility RB for North Shore Health System Project Refunding Series 2001 D (A3)
400,000	5.625	11/01/09	418,172
New York City Health & Hospital Corp. RB for Health Systems Refunding Series 2003 A (AMBAC) (AAA/Aaa)
500,000	5.000	02/15/11	526,920
New York City Housing Development Corp. RB for Housing Authority Capital Funding Project Series 2005 A (FGIC) (AAA/Aaa)
300,000	5.000	07/01/11	318,786
New York City Transitional Finance Authority RB Refunding for Future Tax Secured Series 2004 D2 (AAA/Aa2)
275,000	5.000	11/01/11	293,362
New York GO Bonds Refunding Series 2002 C (AA-/A1)
500,000	5.250	08/01/10	527,735
New York GO Bonds Series 2000 A Pre-Refunded (XLCA-ICR) (AAA/Aaa)(b)
200,000	6.500	05/15/10	221,686
New York GO Bonds Series 2003 A (AA-/A1)
500,000	5.000	08/01/12	533,065
New York GO Bonds Series 2003 D (AA-/A1)
520,000	5.250	10/15/18	563,025
New York State Dormitory Authority Lease RB for Court Facilities Series 2003 A (ETM) (A+/A2)
200,000	5.000	05/15/07	201,622
New York State Dormitory Authority RB for City University Systems Conservation Fifth Generation Series 2003 A (AA-/A1)
200,000	5.250	01/01/13	216,356
New York State Dormitory Authority RB for Columbia University Series 2001 A Pre-Refunded (AAA/Aaa)(b)
225,000	5.250	07/01/11	243,904
New York State Dormitory Authority RB for North Shore Long Island Jewish Group Series 2003 (A3)
460,000	5.000	05/01/07	462,383
New York State Dormitory Authority RB Non State Supported Debt for Columbia University Series 2006 A (AAA/Aaa)
300,000	5.000	07/01/10	315,744
New York State Dormitory Authority RB Non State Supported Debt for Kaleida Hospital Health Series 2006 (FHA) (AAA)
260,000	4.000	08/15/14	262,938
New York State Dormitory Authority RB Non State Supported Debt for New York University Hospitals Center Series 2006 (BB/Ba2)
500,000	5.000	07/01/13	515,590
New York State Dormitory Authority RB Non State Supported Debt Insured for Siena College Series 2006 (MBIA) (Aaa)
400,000	5.000	07/01/13	432,640
New York State Dormitory Authority State Personnel Income Tax RB for Education Series 2005 F (AAA)
200,000	5.000	03/15/10	209,376
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Program Series 2002 F (AAA/Aaa)
325,000	5.250	11/15/20	352,196
New York State GO Bonds Refunding Series 1998 F (AA/Aa3)
500,000	5.250	09/15/13	520,620
New York State Thruway Authority Highway & Bridge Second Gen RB Series 2003 B (FSA) (AAA/Aaa)
250,000	5.000	04/01/12	267,442
New York State Thruway Authority Service Contract RB for Local Highway & Bridge Series 1999 Pre-Refunded (MBIA) (AAA/Aaa)(b)
225,000	5.625	04/01/09	238,185
New York State Urban Development Corp. RB for Correctional & Youth Facilities Services Mandatory Tender Series 2003 A (AA-)(a)
550,000	5.250	01/01/09	567,523
Orange County GO Refunding Bonds Series 2005 A (Aa1)
500,000	5.000	07/15/13	540,700
Rensselaer County Industrial Development Agency Civic Facility RB for Rensselaer Polytechnic Institution Series 2006 (XLCA) (AAA/Aaa)
200,000	4.250	03/01/12	206,048

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
Rome City School District GO Bonds Refunding Series 2005 (FGIC) (Aaa)
$415,000	5.000%	06/15/13	$448,412
Sales Tax Asset Receivables Corporation RB Series 2004 A (MBIA) (AAA/Aaa)
335,000	5.250	10/15/19	367,813
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
225,000	5.000	12/01/08	229,797
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
500,000	5.000	12/01/07	505,680
Suffolk County Industrial Development Agency Civic Facilities RB for Dowling College Series Refunding 2006 A (ACA)(A)
300,000	5.000	06/01/18	316,335
Suffolk County Industrial Development Agency Continuing Care Retirement RB for Jeffersons Ferry Project Refunding Series 2006 (BBB-)
250,000	5.000	11/01/12	260,765
Suffolk County Water Authority Waterworks RB Senior Lien Series 1993 (ETM) (MBIA) (AAA/Aaa)
25,000	5.100	06/01/07	25,240
Suffolk County Water Authority Waterworks RB Unrefunded Balance Senior Lien Series 1993 (MBIA) (AAA/Aaa)
275,000	5.100	06/01/07	277,502
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series A-1 (AA-/A1)
2,250,000	5.500	06/01/18	2,445,277
Triborough Bridge & Tunnel Authority RB for General Purpose Refunding Series 1999 A Pre-Refunded (AAA/Aa2)
325,000	5.250	07/01/09	341,052

			19,025,464

Puerto Rico – 6.9%
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Mandatory Tender Series 2003 C (MBIA) (AAA/Aaa)(a)
325,000	5.000	07/01/28	332,417
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
150,000	5.000	12/01/09	155,133
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
225,000	5.000	03/01/09	229,790
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Mandatory Tender Series 2004 A (LOC-Government Development Bank for Puerto Rico) (BBB-/BA-1)(a)
700,000	5.750	02/01/27	759,801

			1,477,141

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $20,309,273)			$20,502,605

Short-Term Investments – 2.8%

New York – 2.8%
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2002 C4 (Landesbank Hessen-Thuringen SPA) (A-1+/VMIG1)(c)
$300,000	3.580%	11/16/06	$300,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (Morgan Guaranty Trust) (A-1+/VMIG1)(c)
300,000	3.620	11/01/06	300,000

			600,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $600,000)			$600,000

TOTAL INVESTMENTS – 98.5%
(Cost $20,909,273)			$21,102,605

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%			330,295

NET ASSETS – 100.0%			$21,432,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.
                      Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.
                      The Portfolio had the following insurance concentration at 10% or greater of net assets at October 31, 2006: MBIA 14.30%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. — Insured Custodial Receipts.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value as of October 31, 2006, of a $10,000 investment made on November 1, 1996 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Municipal Income Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1996 to October 31, 2006.

Average Annual Total Return though October 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced July 20, 1993)
Excluding sales charges	5.42%	5.48%	4.92%	5.59%
Including sales charges	5.06%	4.99%	3.96%	0.87%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.89%	4.70%	4.15%	4.87%
Including contingent deferred sales charges	4.89%	4.70%	3.75%	-0.30%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.38%	n/a	4.14%	4.80%
Including contingent deferred sales charges	4.38%	n/a	4.14%	3.77%

Institutional Class (commenced August 15, 1997)	5.57%	n/a	5.33%	5.98%

Service Class (commenced August 15, 1997)	5.11%	n/a	4.82%	5.51%

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 99.4%

Alabama – 2.7%
Alabama State Municipal Electric Authority Power Supply RB Series 2003 A (MBIA) (Aaa)
$1,000,000	5.000%	09/01/33	$1,052,160
Alabama State Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
1,150,000	5.750	08/01/19	1,228,694
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
1,780,000	5.750	12/01/36	1,874,376
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,070,250
DCH Health Care Authority Health Care Facilities RB Series 2006 (A+/A1)
1,000,000	5.125	06/01/36	1,051,340
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	609,719
100,000	5.000	11/15/21	104,964
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (A+/A2)
3,500,000	5.250	01/01/11	3,698,975
Montgomery Alabama GO Bonds Warrants Series 1997 A (AA/Aa2)(a)
1,000,000	5.100	04/01/07	1,026,350
Tuscaloosa GO Bonds Warrants Series 2000 (AA/Aa3)(a)
1,000,000	5.650	01/01/10	1,071,790

			12,788,618

Alaska – 2.0%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AAA/Aaa)
4,000,000	5.250	12/01/34	4,290,720
Alaska State Housing Finance Corp. RB Series 1999 A (MBIA) (AAA/Aaa)
2,490,000	6.000	06/01/49	2,584,172
Anchorage Alaska Water RB Refunding Series 2004 (MBIA) (AAA/Aaa)
1,000,000	5.125	05/01/29	1,064,240
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (AAA/Aaa)(a)
1,500,000	5.500	06/01/11	1,620,570

			9,559,702

Arizona – 2.1%
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (AAA/Aaa)
3,410,000	5.750	07/01/18	3,862,711
Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments Series 1996 A (ETM) (AAA)
530,000	5.850	01/01/08	535,735
Maricopa County Unified School District No. 41 Gilbert GO Bonds Prerefunded Series 1995 (FSA) (AAA/Aaa)(a)
2,304,000	6.250	07/01/08	2,405,261
Maricopa County Unified School District No. 41 Gilbert GO Bonds Unrefunded Balance Series 1995 (FSA) (AAA/Aaa)
196,000	6.250	07/01/15	204,355
Northern Arizona University RB Series 2003 (FGIC) (AAA/Aaa)
1,235,000	5.500	06/01/25	1,370,356
Queen Creek Improvement District No. 001 Series 2006 Special Assessment (BBB-/Baa2)
500,000	5.000	01/01/26	511,640
Yavapai County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2002 (AMT) (BBB)(b)
1,000,000	4.000	06/01/10	991,760

			9,881,818

Arkansas – 1.4%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB/Baa2)(a)
4,000,000	7.250	02/01/10	4,439,120
Paragould Sales and Use Tax RB Series 2001 (AMBAC) (AAA/Aaa)
1,000,000	5.100	06/01/18	1,035,110
135,000	5.050	06/01/21	135,174
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 A (BBB/Baa2)
150,000	5.000	02/01/35	153,965
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
160,000	4.250	02/01/15	160,654
675,000	5.000	02/01/25	698,456
150,000	5.000	02/01/30	154,068

			6,776,547

California – 14.7%
Abag Finance Authority RB for Non-Profit Corp. for San Diego Hospital Association Series 2001 A (BBB+/Baa1)
275,000	6.125	08/15/20	299,326
California County Tobacco Securitization Agency RB for Stanislaus Series 2006 A (BBB)(c)
2,775,000	0.000	06/01/46	297,119
California County Tobacco Securitization Agency RB for Stanislaus Series 2006 B (BBB-)(c)
450,000	0.000	06/01/46	42,534
California County Tobacco Securitization Agency Refunding Asset Backed RB for Merced County Series 2005 A (Baa3)
275,000	5.125	06/01/38	282,623
California County Tobacco Securitization Agency Refunding Asset Backed RB for Sonoma County Corp. Series 2005 (BBB)
125,000	5.125	06/01/38	128,465
75,000	5.250	06/01/45	77,467
California Educational Facilities Authority RB for Pepperdine University Series 2005 A (AMBAC) (Aaa)
5,000,000	5.000	12/01/35	5,295,300

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
$1,000,000	5.750%	09/01/23	$1,140,160
California State Economic Recovery GO Bonds Series B (AA+/Aa3)(b)(d)
2,500,000	5.000	07/01/08	2,560,700
California State Economic Recovery GO Bonds Series A (AA+/Aa3)(d)
3,750,000	5.250	07/01/14	4,154,012
California State GO Bonds Series 2003 (A+/A1)
1,000,000	5.250	02/01/33	1,057,650
California State GO for Unrefunded Balance Series 2000 (FGIC) (AAA/Aaa)(a)
75,000	5.250	09/01/10	79,854
California State GO Prerefunded Bonds Series 2000 (FGIC) (AAA/Aaa)(a)
1,205,000	5.250	09/01/10	1,282,988
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.375	10/01/19	2,173,020
California State University Fresno Association, Inc. RB for Senior Auxiliary Organization Event Center Series 2002 (Baa3)(a)
1,000,000	6.000	07/01/12	1,132,240
California Statewide Communities Development Authority VRDN for Kaiser Series 2001 C (A+)
250,000	5.250	08/01/31	267,700
Cathedral City Improvement Bond Act of 1915 Special Assessment for Cove Improvement District 04-02 Series 2005
250,000	5.000	09/02/20	255,173
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Bonds Series 2006 C (AMBAC) (AAA/Aaa)(c)
6,340,000	0.000	08/01/35	1,542,459
Chino Community Facilities District Special Tax Assessment No. 2
500,000	5.000	09/01/36	503,900
Chula Vista Community Facilities District Special Tax No. 7 for Otay Ranch Villiage Eleven Series 2006 I
250,000	5.100	09/01/26	255,770
1,570,000	5.125	09/01/36	1,601,871
Coachella Valley Water District Improvement Bond Act 1913 to 1915 for Limited Obligation Improvement Assessment
1,000,000	5.100	09/02/26	1,019,150
Del Mar Race Track Authority RB Series 2005 (BBB-)
200,000	5.000	08/15/25	208,448
Eastern Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D
425,000	5.000	09/01/36	426,203
Eastern Municipal Water District Community Facilities Special Tax District No. 2004-29 Sun Ranch
500,000	5.000	09/01/29	506,085
1,000,000	5.000	09/01/36	1,008,270
Eastern Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany
410,000	5.000	09/01/36	412,751
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (AMBAC-TCRS) (AAA/Aaa)
3,000,000	5.000	06/01/45	3,147,030
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (FGIC-TCRS) (AAA/Aaa)
1,000,000	5.000	06/01/45	1,049,010
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (Radian-IBC) (AA)
1,500,000	5.000	06/01/45	1,562,580
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (BBB/Baa3)
1,225,000	6.750	06/01/39	1,404,364
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-3 (BBB/Baa3)
350,000	7.875	06/01/42	430,493
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-5 (BBB/Baa3)
650,000	7.875	06/01/42	799,487
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (AAA/Aaa)(a)
7,800,000	5.500	06/01/13	8,660,886
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 A (A/A2)
2,800,000	5.000	06/01/45	2,887,080
Jurupa Community Services District Special Tax Community Facilities District No. 19 Eastvale
1,500,000	5.000	09/01/36	1,505,415
Kaweah Delta Health Care District RB Series 2004 (A3)
325,000	6.000	08/01/34	355,309
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
300,000	5.000	05/01/11	313,989
300,000	5.000	05/01/12	316,332
285,000	5.000	05/01/15	304,719
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (AA)
120,000	5.000	08/01/35	125,057
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
595,000	5.000	09/01/25	606,448
Los Angeles Unified School District GO Bonds for Election of 1997 Series 2002 E (MBIA) (AAA/Aaa)(a)
1,000,000	5.125	07/01/12	1,084,890
Los Angeles Unified School District GO Bonds Series 2003 A (MBIA) (AAA/Aaa)(a)
2,500,000	5.375	07/01/13	2,776,250
Menlo Park GO Bonds Series 2002 (Aa1)
1,000,000	5.250	08/01/27	1,075,220

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Metropolitan Water District Waterworks RB Refunding Series 2001 A (AA+/Aa2)
$1,000,000	5.100%	07/01/25	$1,052,870
Palo Alto Improvement Bond Act of 1915 for Special Assessment University Avenue Area off Street Parking Series 2002 A (BBB)
955,000	5.250	09/02/15	976,898
Poway California Unified School District Special Tax Community Facilities District 6-4 South Series 2005
250,000	5.125	09/01/35	255,330
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
1,190,000	5.000	09/01/29	1,207,767
Sacramento Special Tax Refunding for North Natomas Community Facilities 97-01 Series 2005
565,000	5.000	09/01/25	574,543
San Diego Unified School District GO Bonds for Election 1998 Series 2002 D (FGIC) (AAA/Aaa)
1,000,000	5.250	07/01/24	1,091,770
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aaa)
55,000	5.375	08/01/21	59,784
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
500,000	5.400	07/01/22	515,875
Tobacco Securitization Authority Northern California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
350,000	5.500	06/01/45	367,615
Tobacco Securitization Authority RB for Southern California Tobacco Settlement Asset Backed Bonds Series 2002 A (AAA/Aaa)(a)
3,000,000	5.625	06/01/12	3,318,810
Tobacco Securitization Authority Southern California Tobacco Settlement RB for Asset Backed Bonds Series 2006 A-1 (BBB/Baa3)
1,860,000	5.125	06/01/46	1,900,362
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AAA/Aaa)
310,000	5.250	06/01/34	335,107
University of California RB for Multiple Purpose Projects Series 2001 M (FGIC) (AAA/Aaa)
1,000,000	5.125	09/01/22	1,047,720
1,000,000	5.125	09/01/23	1,046,890

			70,167,138

Colorado – 2.6%
Adams Colorado RB VRDN Series 2006-1260 (FHA/MBIA) (AAA)(d)
455,000	9.750	02/01/31	578,446
Aurora Centretech Metropolitan District GO Bonds Series 1998 C (BNP Paribas LOC) (AA)(b)
2,000,000	4.875	12/01/08	2,038,500
Colorado Health Facilities Authority RB for Covenant Retirement Communities Inc. Series 2005 (BBB)
1,150,000	5.000	12/01/35	1,168,929
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa2)
1,000,000	5.000	03/01/25	1,031,540
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A2)(a)
500,000	6.500	11/15/11	570,875
Denver City & County GO Bonds for Various Purposes Series 1999 B (AA+/Aa1)
1,000,000	5.625	08/01/07	1,015,130
E-470 Public Highway Authority RB Series 2004 B (MBIA) (AAA/Aaa)(c)
5,000,000	0.000	09/01/27	1,811,100
La Plata County School District No. 9-R Durango GO Bonds Series 2002 (MBIA) (Aaa)(a)
1,000,000	5.250	11/01/12	1,090,500
SBC Metropolitan District GO Refunding Series 2005 (ACA) (A)
500,000	5.000	12/01/29	517,690
Tower Metropolitan District GO Bonds Refunding and Improvement Series 2005 (Radian) (AA/Aa3)
140,000	5.000	12/01/35	145,270
West Metro Fire Protection District GO Series 2006 A(MBIA) (Aaa)
2,200,000	5.250	12/01/26	2,422,354

			12,390,334

Connecticut – 1.5%
Connecticut State Development Authority PCRB Refunding for Connecticut Light & Power Co. RMKT 9/23/98 Series 1993 A (BBB-/Baa1)
2,500,000	5.850	09/01/28	2,632,425
Connecticut State GO Bonds Refunding Series C (AA/Aa3)(d)
4,000,000	5.500	12/15/13	4,496,860

			7,129,285

District Of Columbia – 1.3%
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
765,000	6.250	05/15/24	819,430
1,000,000	6.500	05/15/33	1,199,430
Metropolitan Washington DC Airports Authority RB Series 2005 A (AMT) (MBIA) (AAA/Aaa)
2,000,000	5.000	10/01/35	2,087,600
Metropolitan Washington DC Airports Authority RB Series 2006 A (AMT) (FSA) (AAA/Aaa)
2,000,000	5.000	10/01/35	2,095,480

			6,201,940

Florida – 7.5%
Arbor Greene Community Development District Special Assessment for Refunding Revenue Series 2006 (BBB+)
1,600,000	5.000	05/01/19	1,685,936
Bobcat Trail Community Development District RB Refunding for Capital Improvement Series 2005
1,225,000	5.200	05/01/29	1,232,521

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Bridgewater Wesley Chapel Community Development District RB for Capital Improvement Series 2005
$2,465,000	5.750%	05/01/35	$2,549,821
Coconut Cay Community Development District of Florida Special Assessment Series 2006
1,000,000	5.375	05/01/36	1,015,570
Covington Park Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
715,000	5.000	05/01/21	728,878
Crossings at Fleming Island Community Development District RB for Special Assignment Series 2000 B (MBIA) (AAA/Aaa)
1,765,000	5.800	05/01/16	1,900,976
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,705,000	6.000	05/01/34	1,787,556
Double Branch Community Development District Special Assessment Series 2005 A
575,000	5.350	05/01/34	579,922
Florida State GO Bonds Department of Transportation Right of Way Series 1997 B (AAA/Aaa) (a)
1,000,000	5.500	07/01/07	1,023,010
Hamal Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AAA)
2,755,000	5.375	05/01/22	3,047,691
130,000	4.750	05/01/31	134,233
High Ridge Quantum Community Development District Special Assessment for Boynton Beach Series 2005 A
1,935,000	5.750	05/01/35	1,958,375
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (Baa2)
300,000	5.625	03/01/24	320,850
Jacksonville Economic Development Community Health Care Facilities RB for Mayo Clinic Series 2006 (AA/Aa2)
825,000	5.000	11/15/36	865,161
Keys Cove Community Development District Special Assessment Series 2004
1,210,000	5.875	05/01/35	1,274,057
Longleaf Community Development District Special Assessment Refunding Series 2006
1,350,000	5.375	05/01/30	1,371,019
Marsh Harbour Community Development District Special Assessment Series 2005 A
965,000	5.450	05/01/36	988,980
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
985,000	6.000	05/01/35	1,025,099
North Springs Improvement District RB Refunding for Water Management Series 2005 A
195,000	5.375	05/01/24	199,116
North Springs Improvement District RB Refunding for Water Management Series 2005 B
450,000	5.500	05/01/35	460,535
Oakstead Community Development District Capital Improvement Refunding Series 2006 A-1 (MBIA) (AAA/Aaa)
145,000	4.500	05/01/32	145,000
Orange County Florida Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
135,000	4.750	11/15/36	137,067
Palm Beach County GO Bonds Series 1999 A (AAA/Aaa)(a)
1,000,000	5.450	08/01/09	1,050,010
Pinellas County Educational Facilities Authority RB for Eckerd College Project Series 2006 (ACA)(A)
250,000	5.250	10/01/29	266,498
175,000	4.750	10/01/31	178,602
Port Everglades Authority RB Series 1986 (ETM) (AAA/Aaa)
2,785,000	7.125	11/01/16	3,273,210
Sail Harbour Community Development District Special Assessment Series 2005 A
1,000,000	5.500	05/01/36	1,023,400
Sonoma Bay Community Development District Special Assessment Series 2005 A
650,000	5.450	05/01/36	663,449
Sumter Landing Community Development District Recreational RB Series 2005 A (MBIA)
(AAA/Aaa)
250,000	4.625	10/01/30	254,100
Tampa Palms Open Space and Transportation Community Development District Revenue Special Assessment for Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
250,000	4.000	05/01/13	255,308
1,400,000	4.500	05/01/18	1,483,874
Thousand Oaks Community Development District Special Assessment RB Series 2005 A1
985,000	5.350	05/01/35	1,002,631
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvements Series 2005
1,000,000	5.600	05/01/36	1,024,930
Volusia County Educational Facility Authority RB Refunding for Embry-Riddle Aeronautical Series 2005 (Radian) (AA/Aa3)
650,000	5.000	10/15/35	676,631

			35,584,016

Georgia – 2.0%
Augusta Georgia Water & Sewer RB Series 2004 (FSA) (AAA/Aaa)
7,000,000	5.250	10/01/39	7,598,010
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (A-/A3)
325,000	5.500	01/01/34	345,709
Georgia State GO Bonds Series 1992 B (AAA/Aaa)
1,000,000	6.000	03/01/12	1,119,980
Georgia State GO Bonds Series 2005 A (MBIA) (AAA/Aaa)
400,000	2.000	09/01/24	286,248

			9,349,947

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Guam – 0.1%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-)
$250,000	5.000%	10/01/12	$262,230
175,000	5.000	10/01/23	183,211

			445,441

Hawaii – 0.8%
Hawaii State Airport Systems RB Series 2000 B (AMT) (FGIC) (AAA/Aaa)
3,500,000	6.625	07/01/17	3,872,820

Illinois – 5.0%
Cary Illinois Special Tax Refunding for Special Service Area No. 1 Series 2006 (Radian) (AA)
1,945,000	5.000	03/01/30	2,013,795
Chicago Illinois GO Bonds Series 2000 C (FGIC) (AAA/Aaa)(a)
1,365,000	5.500	07/01/10	1,468,535
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (FGIC) (AAA/Aaa)
815,000	5.500	01/01/19	872,172
Chicago Illinois Ohare International Airport RB for General Airport 3rd Lien Series 2003 A-1 (XLCA) (AAA/Aaa)
490,000	5.250	01/01/34	521,821
Chicago Illinois Tax Increment for Near South Redevelopment Project Series 2001 A (ACA) (A)
1,250,000	6.250	11/15/13	1,379,450
Chicago Illinois Tax Increment Junior Lien for Central Loop Redevelopment Project Series 2000 A (ACA) (A)
2,000,000	6.500	12/01/08	2,097,040
Chicago Illinois Tax Increment Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (A)
750,000	5.000	11/15/11	783,180
Illinois Development Finance Authority PCRB for Amerencips Series 2000 A (BB+/Baa3)(b)
2,300,000	5.500	02/28/14	2,326,013
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Aaa)(a)
2,000,000	6.250	05/01/12	2,272,100
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Baa3)
1,500,000	6.250	05/01/34	1,519,665
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 (BBB-/Baa3)
400,000	5.125	01/01/25	407,836
Illinois Finance Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.050	08/01/29	413,724
Illinois State GO First Series 2002 (MBIA) (AAA/Aaa)
3,000,000	5.375	07/01/19	3,248,010
Lake County Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.000	11/01/16	3,852,278
Lombard Public Facilities Corp. RB for Conference Center and Hotel First Tier Series 2005 A-2 (ACA) (A)
425,000	5.500	01/01/36	455,931

			23,631,550

Indiana – 0.7%
Delaware County Hospital Authority RB for Cardinal Health Systems Obligation Group Series 2006 (Baa2)
240,000	5.250	08/01/36	250,589
Indiana Health & Educational Facilities Finance Authority Hospital RB for Clarian Health Obligations Series 2006 A (A+/A2)
1,000,000	5.000	02/15/39	1,038,300
Indianapolis Airport Authority RB for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	681,331
Vanderburgh County Redevelopment Commission Tax Allocation for Tax Increment Series 2006 (A-)
1,400,000	5.250	02/01/31	1,475,222

			3,445,442

Iowa – 0.7%
Coralville COPS Series 2006 D (A2)
1,325,000	5.250	06/01/22	1,409,005
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,959,731

			3,368,736

Kansas – 0.2%
Wichita Hospital RB for Refunding and Improvement Facilities Series 2001 III (A+)
1,000,000	5.500	11/15/25	1,059,520

Kentucky – 0.8%
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)(a)
1,085,000	6.000	10/01/13	1,251,515
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)
2,165,000	6.000	10/01/18	2,480,094

			3,731,609

Louisiana – 1.3%
De Soto Parish Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	692,435
Louisiana State Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,072,750
500,000	5.250	09/01/16	534,835

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Louisiana – (continued)
New Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)
$1,340,000	5.950%	11/01/15	$1,369,025
Tobacco Settlement Financing Corp. RB Series 2001 B (BBB/Baa3)
1,285,000	5.500	05/15/30	1,347,618
1,220,000	5.875	05/15/39	1,296,006

			6,312,669

Maine – 0.5%
Maine Municipal Bond Bank RB Series 2005 E (AAA/Aa1)
2,165,000	5.000	11/01/34	2,306,981

Maryland – 2.8%
Anne Arundel County Special Obligation RB for Aundel Mills Project Series 2004 (AA+/Aa1)
1,500,000	5.125	07/01/29	1,615,455
Baltimore RB for Wastewater Projects Series 2005 B (MBIA) (AAA/Aaa)
3,260,000	5.000	07/01/35	3,459,708
Frederick County Special Tax for Lake Linganore Village Community Development Series 2001 A (Radian) (AA)
500,000	5.600	07/01/20	542,405
1,000,000	5.700	07/01/29	1,083,530
Maryland State Department of Transportation RB (AAA/Aa2)(d)
2,300,000	5.000	05/01/14	2,508,288
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art (Baa1)
1,000,000	5.000	06/01/35	1,033,800
1,000,000	5.000	06/01/40	1,032,230
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2001 (Baa1)
500,000	5.500	06/01/32	523,405
Maryland State Health & Higher Educational Facilities Authority RB for Medstar Health Series 2004 (BBB+/Baa1)
500,000	5.375	08/15/24	534,860
750,000	5.500	08/15/33	798,735

			13,132,416

Massachusetts – 2.9%
Massachusetts Bay Transportation Authority (AAA/Aa1)(a)
1,000,000	5.000	07/01/14	1,090,170
Massachusetts State GO Bonds for Consolidated Loan Series 2000 A (AAA/Aa2)(a)
2,000,000	6.000	02/01/10	2,161,520
Massachusetts State GO Bonds Series 1996 D (AMBAC) (AAA/Aaa)
3,000,000	4.500	11/01/15	3,000,000
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
575,000	5.500	07/01/40	599,282
Massachusetts State Health and Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
2,275,000	5.000	08/15/35	2,354,966
Massachusetts State Health and Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
3,750,000	5.250	07/01/12	3,890,213
Massachusetts State Health and Educational Facilities Authority RB for UMass Memorial Issue Series 2005 D (BBB/Baa2)
300,000	5.000	07/01/33	305,895
Massachusetts State School Building Authority Sales Tax RB Series 2005 A (FSA) (AAA/Aaa)
500,000	5.000	08/15/30	530,230

			13,932,276

Michigan – 0.8%
Michigan State Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (MBIA) (AAA/Aaa)(a)
2,000,000	6.125	11/15/09	2,166,620
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health Systems Series 2006 A (A/A1)
625,000	5.000	11/15/38	652,050
Pontiac Tax Increment Finance Authority RB for Tax Increment Development Area No. 3 Series 2002 (ACA) (A)
1,000,000	5.375	06/01/17	1,065,270

			3,883,940

Minnesota – 0.7%
Minnesota State Municipal Power Agency RB Series 2005 (A3)
3,000,000	5.000	10/01/35	3,129,150

Mississippi – 0.2%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
685,000	5.875	04/01/22	687,808
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB+)
175,000	5.250	12/01/26	185,826

			873,634

Missouri – 1.7%
Cameron IDA Health Facilities RB Insured by Cameron Community Hospital Series 2000 (ACA)(A)
1,800,000	6.250	12/01/21	1,949,274
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
270,000	4.750	06/01/25	274,366
1,325,000	5.000	06/01/35	1,356,508
Missouri State Environmental Improvement & Energy Resource Authority RB for Kansas City Power & Light Series 1993 (BBB/A2)
515,000	4.000	01/02/12	517,127
Missouri State Health and Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aaa)
1,000,000	5.500	12/01/15	1,080,580

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Missouri – (continued)
Truman State University Housing System RB Series 2004 (AMBAC) (Aaa)
$3,000,000	5.000%	06/01/30	$3,155,970

			8,333,825

Montana(b) – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998-A RMKT 5/1/03 (BBB+/Baa1)
1,000,000	5.200	05/01/09	1,024,900

Nevada – 2.2%
Clark County Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(b)
765,000	5.450	03/01/13	800,955
Las Vegas New Convention and Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)(a)
2,500,000	6.000	07/01/09	2,678,825
Nevada Department of Business and Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
2,500,000	5.625	01/01/32	2,696,075
North Las Vegas Local Improvement Special Assessment Refunding for Special Improvement District No. 60 Series 2006 B
1,765,000	5.100	12/01/22	1,818,215
North Las Vegas Special Assessment for Local Improvement District No. 60 Subseries 2006 B
770,000	4.850	12/01/15	787,371
Washoe County GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)(a)
1,585,000	6.375	01/01/10	1,718,663

			10,500,104

New Hampshire – 0.7%
New Hampshire Health and Education Facilities Authority RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
190,000	5.000	07/01/36	197,064
New Hampshire Health and Educational Facilities Authority RB for Healthcare Systems Covenant Health Series 2002 (A)
500,000	6.000	07/01/22	543,190
New Hampshire Municipal Bond Bank RB Series 2003 (MBIA) (AAA/Aaa)
1,000,000	5.250	08/15/19	1,095,950
New Hampshire State Business Finance Authority RB for Waste Management Inc. Project Series 2002 (AMT) (BBB)
1,250,000	5.200	05/01/27	1,306,150

			3,142,354

New Jersey – 3.4%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (Radian) (AA)
1,085,000	5.500	06/15/16	1,202,842
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (Baa3)
600,000	5.000	07/01/24	612,006
175,000	5.500	07/01/30	184,163
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Baa3)
500,000	6.500	07/01/21	548,930
New Jersey Health Care Facilities Financing Authority RB for South Jersey Hospital Series 2006 (Baa1)
200,000	5.000	07/01/36	207,912
625,000	5.000	07/01/46	646,256
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,082,580
New Jersey State Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(a)
3,000,000	5.500	06/15/13	3,332,820
New Jersey Tobacco Settlement Financing Corp. RB for Public Improvement Series 2002 (BBB/Baa3)
5,215,000	5.750	06/01/32	5,577,077
Tobacco Settlement Financing Corp. RB for New Jersey Asset Backed Bonds Series 2002 (BBB/Baa3)
2,370,000	6.000	06/01/37	2,563,653
Tobacco Settlement Financing Corp. RB Series 2003 (BBB/Baa3)
300,000	6.750	06/01/39	342,996

			16,301,235

New Mexico – 0.8%
Farmington PCRB Public Service Co. New Mexico Series 1997 D (BBB/Baa2)
3,530,000	6.375	04/01/22	3,634,241

New York – 6.1%
Long Island Power Authority Electric Systems RB General Series 2006 C (A-/A3)
1,240,000	5.000	09/01/35	1,310,941
Metropolitan Transportation Authority RB Refunding for Transportation Series 2002 F (MBIA) (AAA/Aaa)
1,000,000	5.250	11/15/27	1,078,630
Metropolitan Transportation Authority RB Refunding Series A (AMBAC) (AAA/Aaa)(d)
2,000,000	5.500	11/15/15	2,212,400
New York City GO Bonds Series 1997 C (MBIA-IBC) (AAA/Aaa)(a)
45,000	5.375	11/15/07	46,329
New York City GO Bonds Unrefunded Balance Series 1997 C (MBIA-IBC) (AAA/Aaa)
700,000	5.375	11/15/17	719,516
New York City IDA Civic Facility RB for Polytechnic University Project Series 2000 (BB+/Ba3)
1,250,000	6.000	11/01/20	1,331,150
New York City IDA RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AAA/Aaa)
3,475,000	5.000	01/01/36	3,708,763
New York City Transitional Finance Authority RB for Future Tax Secured Series 2002 C (FGIC) (AAA/Aaa)
1,000,000	5.250	08/01/14	1,084,880

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
New York City Transitional Finance Authority RB Refunding Future Tax Secured Series A (AAA/Aa1)(d)
$2,000,000	5.500%	11/01/11	$2,163,740
New York State Dormitory Authority Non State Supported Debt RB for NYU Hospital Center Series 2006 A (BB/Ba2)
750,000	5.000	07/01/26	765,390
New York State Dormitory Authority RB for Montefiore Hospital Series 2004 (FGIC/FHA) (AAA/Aaa)
2,500,000	5.000	08/01/29	2,643,350
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000	5.500	11/01/14	1,692,015
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	189,644
Suffolk County Industrial Development Agency Civic Facilities RB for Dowling College Series 2006 A (ACA)(A)
1,000,000	5.000	06/01/36	1,036,160
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000	5.500	06/01/19	2,855,034
Tobacco Settlement Financing Corp. RB Series 2003 C-1 (AA-/A1)
5,000,000	5.500	06/01/19	5,490,450
Triborough Bridge & Tunnel Authority RB for General Purpose Series 1999 A (AAA/Aa2)(a)
675,000	5.250	07/01/09	708,338

			29,036,730

North Carolina – 2.2%
Charlotte North Carolina Water & Sewer System RB Series 2001 (AAA/Aa1)
1,000,000	5.125	06/01/26	1,059,680
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AA+/Aa1)
2,000,000	5.125	07/01/42	2,101,220
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 C (BBB/Baa2)
500,000	5.375	01/01/16	535,215
850,000	5.375	01/01/17	907,477
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 D (BBB/Baa2)
600,000	5.125	01/01/23	623,874
North Carolina Medical Care Community Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AAA/Aaa)
3,000,000	5.500	11/01/25	3,195,930
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (BBB+/A3)
450,000	5.500	01/01/13	487,021
Winston-Salem North Carolina Water & Sewer Systems RB Refunding Series 2001 (AAA/Aa2)(a)
1,500,000	5.250	06/01/11	1,620,915

			10,531,332

North Dakota – 0.0%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
150,000	5.125	07/01/25	157,391

Ohio – 1.8%
Marysville RB Wastewater Treatment System Series 2006 (XLCA) (AAA/Aaa)
1,670,000	5.250	12/01/24	1,834,428
1,755,000	5.250	12/01/25	1,926,270
1,350,000	5.250	12/01/26	1,479,398
Ohio Housing Finance Agency Mortgage RB for Residential Mortgaged Backed Securities Series 2006 E (AMT) (FNMA/GNMA) (Aaa)
1,500,000	5.000	09/01/36	1,537,560
Pickerington Local School District GO Bonds for School Facilities Construction & Improvement Series 2001 (FGIC) (AAA/Aaa)(a)
500,000	5.250	12/01/11	539,645
Summit County Port Authority Program Development RB for Twinsburg Township Project Series 2005 D (BBB+)
655,000	5.125	05/15/25	680,663
Toledo-Lucas County of Ohio Port Authority Development RB for Northwest Ohio Bond FD-Truckload Series 2005 C (AMT) (BBB+)
435,000	5.125	11/15/25	443,978

			8,441,942

Oklahoma – 0.1%
Norman Oklahoma Regional Hospital Authority RB Series 2005 (BBB-)
250,000	5.375	09/01/36	260,515

Oregon – 0.5%
Klamath Falls Intercommunity Hospital Authority RB Prerefunded for Merle West Medical Center Series 2002 (BBB)(a)
1,255,000	6.125	09/01/12	1,426,119
Klamath Falls Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB)
745,000	6.125	09/01/22	812,952

			2,239,071

Pennsylvania – 0.8%
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)
150,000	5.375	11/15/34	161,487
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
2,000,000	6.250	11/01/31	2,174,360
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding for Philadelphia Funding Program Series 1999 (FGIC) (AAA/Aaa)
1,000,000	5.250	06/15/15	1,039,800

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Pennsylvania – (continued)
Pennsylvania State Public School Building Authority RB for Montgomery County Community College Project Series 2005 (AMBAC) (Aaa)
$160,000	5.000%	05/01/24	$170,952
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)
225,000	5.375	11/15/34	240,649

			3,787,248

Puerto Rico – 4.2%
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (BBB/Baa3)
1,575,000	5.250	07/01/30	1,693,471
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 B (BBB/Baa3)
2,125,000	5.000	07/01/35	2,220,944
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
6,625,000	5.000	12/01/09	6,851,707
Puerto Rico Commonwealth Highway and Transportation Authority RB Series 1996 Y (XLCA) (AAA/Aaa)
2,500,000	5.000	07/01/36	2,671,700
Puerto Rico Commonwealth Infrastructure Financing Authority RB Series 2005 B (BBB/Baa3)
1,525,000	5.000	07/01/41	1,587,982
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	1,318,513
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/37	1,310,450
1,250,000	5.000	07/01/46	1,305,438
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
425,000	5.000	03/01/36	437,423
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(b)
700,000	5.750	02/01/12	759,801

			20,157,429

South Carolina – 3.0%
Georgetown County Environmental Improvement RB for International Paper Co. Project Series A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,526,100
Grand Strand Water & Sewer Authority South Carolina Waterworks & Sewer Systems RB Series 2001 (FSA) (AAA/Aaa)
5,000,000	5.000	06/01/31	5,214,600
Greenville County School District Installment Purchase RB Prerefunded for Building Equity Series 2002 (AA-/Aa3)(a)
550,000	6.000	12/01/12	625,570
Greenville County School District Installment Purchase RB Prerefunded Balance for Building Equity Series 2002 (AA-/Aaa)
450,000	6.000	12/01/12	513,148
Lancaster County School District GO Bonds Series 1999 (FSA) (AAA/Aaa)
1,000,000	5.100	03/01/15	1,055,160
Medical University Hospital Authority RB for Hospital Facilities Series 2004 A (MBIA/FHA) (AAA/Aaa)
4,000,000	5.000	08/15/31	4,194,080

			14,128,658

Tennessee – 2.3%
Elizabethton Health and Educational Board RB First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
2,000,000	6.250	07/01/15	2,350,560
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa2)
775,000	5.500	07/01/36	833,241
Johnson City Health and Educational Facilities Board Hospital for Mountain States Health RB First Mortgage Series 2000 A (MBIA) (AAA/Aaa)
3,000,000	6.250	07/01/16	3,562,800
McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (Baa1)
485,000	6.000	10/01/09	497,251
Shelby County Health Educational & Housing Facilities Board RB PA 1277 A (RITES) (AA)(b)(d)
810,000	6.815	10/01/08	879,109
Shelby County Health Educational & Housing Facilities Board RB PA 1277 B (RITES) (AA)(d)
120,000	6.815	09/01/08	129,797
Sullivan County Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
625,000	5.250	09/01/36	653,769
Tennessee Housing Development Agency RB for Homeownership Program 1 Series 2000 (AMT) (AA/Aa2)
2,130,000	5.850	07/01/11	2,245,489

			11,152,016

Texas – 6.1%
Alliance Airport Authority Special Facilities RB for Fedex Corp. Project Series 2006 (AMT) (BBB/Baa2)
1,000,000	4.850	04/01/21	1,018,880
Brazos River Authority PCRB for TXU Electric Co. Project Series 1999 A (AMT) (BBB-/Baa2)
700,000	7.700	04/01/33	815,108
Brazos River Authority PCRB for TXU Electric Co. Project Series 1999 C (AMT) (BBB-/Baa2)
1,200,000	7.700	03/01/32	1,398,048
Brazos River Authority PCRB for TXU Electric Co. Project Series 2001 C (AMT) (BBB-/Baa2)(b)
1,045,000	5.750	11/01/11	1,109,163
Brazos River Authority RB for Reliant Energy Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000	5.375	04/01/19	1,286,187
Fort Bend County Municipal Utilities District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aaa)
2,015,000	5.750	09/01/27	2,210,838

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Frisco Independent School District GO Bonds Series 2002 (PSF-GTD) (Aaa)
$1,000,000	5.125%	08/15/30	$1,048,560
Grand Prairie Independent School District GO Bonds Series 2003 (FSA) (AAA/Aaa)
1,000,000	5.375	02/15/18	1,088,990
Gregg County Health Facilities Development Corp. RB for Good Shepherd Medical Center Project Series 2000 (Radian) (AA/Aa3)
3,000,000	6.375	10/01/25	3,331,800
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB-/Baa3)
1,000,000	6.650	04/01/32	1,090,400
Harris County Hospital District RB (MBIA) (AAA/Aaa)
2,050,000	6.000	02/15/16	2,216,419
Hidalgo County Health Services RB for Mission Hospital Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	715,813
Mesquite Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.500	08/15/21	1,265,850
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities (BBB-)
150,000	5.500	02/15/25	157,633
250,000	5.625	02/15/35	263,930
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B1)
1,300,000	6.625	01/01/11	1,333,358
Schertz GO Bonds Series 2006 (MBIA) (AAA/Aaa)
1,715,000	5.250	02/01/25	1,873,655
1,900,000	5.250	02/01/27	2,069,651
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.000	07/01/20	660,224
750,000	5.000	07/01/23	757,755
University of Texas RB for Fing System Series 2003 B (AAA/Aaa)
1,000,000	5.250	08/15/20	1,080,960
Waxahachie Independent School District GO Bonds Capital Appreciating Prerefunding Series 2000 (PSF-GTD) (Aaa)(a)(c)
1,775,000	0.000	08/15/10	1,281,763
Waxahachie Independent School District GO Bonds Capital Appreciating Unrefunded Balance Series 2000 (PSF-GTD) (Aaa)(c)
80,000	0.000	08/15/13	61,561
Williamson County GO Bonds for Road Series 2002 (FSA) (AAA/Aaa)(a)
1,040,000	5.250	02/15/12	1,122,358

			29,258,904

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
500,000	5.000	10/01/14	532,560
500,000	5.250	10/01/16	539,195

			1,071,755

Utah – 0.4%
Tooele County Hazardous Waste Treatment RB for Union Pacific Project Series 1992 A (AMT) (BBB/Baa2)
2,000,000	5.700	11/01/26	2,091,020

Virginia – 0.8%
Bristol Virginia Utilities System RB Refunding Series 2003 (MBIA) (AAA/Aaa)
1,850,000	5.250	07/15/26	1,990,249
Chesapeake IDA PCRB for Virginia Electric & Power Project Series 1985 (BBB/Baa1)
750,000	5.250	02/01/08	752,985
Virginia Commonwealth Transportation Board RB for Northern Virginia Transportation District Program Series 1999 A (AA+/Aa1)(a)
1,000,000	5.500	05/15/09	1,056,730

			3,799,964

Washington – 4.2%
Chelan County Public Utilities District No. 001 RB for Chelan Hydro Project Series 1997 D (AMT) (MBIA) (AAA/Aaa)
2,500,000	6.350	07/01/28	2,586,150
King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)(a)
3,965,000	6.250	01/01/09	4,224,906
Skagit County Public Hospital District No. 002 GO Refunding Bonds for Improvement Series 2005 (MBIA) (Aaa)
3,700,000	5.000	12/01/30	3,907,089
Tacoma Washington GO Bonds Series 2004 (MBIA) (AAA/Aaa)
4,000,000	5.000	12/01/30	4,231,200
Vancouver Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA)(A)
3,025,000	6.000	01/01/34	3,325,201
Washington Housing Finance Commission RB for Single Family Program Series 2000 5-NR (FNMA/FHLMC/GNMA) (Aaa)
185,000	5.700	06/01/16	190,406
Washington State GO Bonds Series 2000 B (AAA/Aa1)(a)
1,000,000	6.000	01/01/10	1,071,670
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (AA)
450,000	5.000	12/01/36	470,281

			20,006,903

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

West Virginia – 0.8%
Berkeley County Public Sewer RB Series 2006 A
$120,000	5.000%	10/01/22	$118,955
Monongalia County Building Community Hospital RB for Monongalia General Hospital Series 2005 A (A-)
1,380,000	5.250	07/01/25	1,449,428
1,190,000	5.250	07/01/35	1,244,668
West Virginia State GO Bonds for State Road Series 2000 (FGIC) (AAA/Aaa)(a)
1,000,000	5.625	06/01/10	1,078,630

			3,891,681

Wisconsin – 1.6%
Badger Tobacco Asset Securitization Corp. RB Asset Backed Bonds Series 2002 (BBB/Baa3)
1,000,000	6.375	06/01/32	1,086,180
Wisconsin State GO Bonds Series 1999 C (AA-/Aa3)(a)
5,380,000	6.250	05/01/10	5,847,899
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
375,000	5.125	05/15/29	391,522
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
100,000	5.000	05/15/36	102,205

			7,427,806

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $448,702,362)			$473,332,553

Other Municipals – 1.4%

GMAC Municipal Mortgage Trust Series A AMT (A3)(b)(e)
$525,000	4.150%	10/31/09	$523,100
GMAC Municipal Mortgage Trust Series A-1 AMT (A3)(b)(e)
375,000	4.900	10/31/14	387,776
GMAC Municipal Mortgage Trust Series A-2 AMT (A3)(b)(e)
1,350,000	5.300	10/31/19	1,429,448
GMAC Municipal Mortgage Trust Series B (Baa1)(b)(e)
1,350,000	5.600	10/31/19	1,434,699
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C-3 (Baa2)(b)(e)
2,000,000	5.500	09/30/15	2,074,000
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (A1)
997,000	4.050	05/04/10	991,227

TOTAL OTHER MUNICIPALS
(Cost $6,598,576)			$6,840,250

TOTAL INVESTMENTS – 100.8%
(Cost $455,300,938)			$480,172,803

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%			(3,686,115)

NET ASSETS – 100.0%			$476,486,688

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Security represents fixed rate bond exchanged in conjunction with floating rate notes issued (see Note 2).

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,849,023, which represents approximately 1.2% of net assets as of October 31, 2006.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—	Insured by American Municipal Bond Assurance Corp. - Transferable Custodial Receipts
AMT	—	Alternative Minimum Tax
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. - Transferable Custodial Receipts
FHA	—	Insured by Federal Housing Administration
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Insured by Government National Mortgage Association

GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
MF Hsg	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance - International Bancshares Corporation
RB	—	Revenue Bond
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

ADDITIONAL INVESTMENT INFORMATION
INTEREST RATE SWAP CONTRACT — At October 31, 2006, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged

	Notional		Payments	Payments
Swap	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Loss

JP Morgan (a)	$13,000	12/07/2026	BMA Municipal Swap Index	4.138%	$(440,863)

(a)	Represents forward starting interest rate swap whose effective date of commencement of accruals and cash flows is December 7, 2006.
BMA — Bond Market Association
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value as of October 31, 2006, of a $10,000 investment made on April 3, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index (“Lehman Aggregate Muni Bond Index and Lehman High Yield Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B and Class C Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
High Yield Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from April 3, 2000 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Five Years	One Year
Class A (commenced April 3, 2000)
Excluding sales charges	7.71%	7.12%	9.05%
Including sales charges	6.96%	6.13%	4.18%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	6.91%	6.32%	8.24%
Including contingent deferred sales charges	6.91%	5.93%	3.04%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	6.91%	6.32%	8.24%
Including contingent deferred sales charges	6.91%	6.32%	7.20%

Institutional Class (commenced April 3, 2000)	8.13%	7.54%	9.45%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 99.6%

Alabama – 1.9%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
$3,405,000	5.375%	12/01/16	$3,537,523
4,425,000	5.500	12/01/21	4,622,930
5,775,000	5.625	12/01/26	6,076,051
12,100,000	5.750	12/01/36	12,741,542
Butler Industrial Development Board Solid Waste Disposal RB for Georgia Pacific Corp. Project Series 2004 (AMT)(B)
5,000,000	5.750	09/01/28	5,120,050
Courtland Industrial Development Board Environmental Improvements RB Refunding for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
4,315,000	5.000	08/01/27	4,358,193
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
5,000,000	5.000	06/01/25	5,147,400
Courtland Industrial Development Board Solid Waste Disposal RB Refunding for International Paper Co. Projects Series 2005 A (AMT) (BBB/Baa3)
9,400,000	5.200	06/01/25	9,721,574
DCH Health Care Authority Health Care Facilities RB Series 2006 (A+/A1)
17,000,000	5.125	06/01/36	17,872,780
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A
6,900,000	5.375	08/01/15	7,014,678
7,600,000	6.000	08/01/25	7,954,160
5,000,000	6.000	08/01/35	5,200,300
University of Alabama at Birmingham Hospital RB Series 2006 A (A+/A1)
47,905,000	5.000	09/01/36	49,864,793

			139,231,974

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (AAA/Aaa)(a)
9,160,000	5.500	06/01/11	9,896,281
Northern Tobacco Securitization Corporate Settlement RB for Asset Backed Bonds Series 2000 (AAA/Aaa)(a)
4,270,000	6.200	06/01/10	4,547,080

			14,443,361

Arizona – 0.4%
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 A (B+/Baa3)
5,000,000	5.850	03/01/28	5,024,000
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 B (B+/Baa3)
5,000,000	5.875	03/01/33	5,023,600
Gila County Industrial Development Authority RB Refunding for Environmental Asarco, Inc. Series 1998(b)
6,750,000	5.550	01/01/27	7,563,375
Maricopa County PCRB for Public Service Palo Verde Series 2003 A (BBB/Baa2)(c)
4,000,000	4.000	07/01/09	3,986,840
Queen Creek Improvement District No. 001 Series 2006 Special Assessment (BBB-/Baa2)
600,000	5.000	01/01/20	617,748
1,000,000	5.000	01/01/21	1,028,300
2,000,000	5.000	01/01/26	2,046,560
3,000,000	5.000	01/01/32	3,051,600
University Medical Center Corp. RB Series 2004 (BBB+/Baa1)
2,150,000	5.000	07/01/24	2,234,409
Yavapai County IDA Hospital Facilities RB for Regional Medical Center 2003 A (Baa2)
1,250,000	6.000	08/01/33	1,351,887

			31,928,319

Arkansas – 0.4%
Jefferson County PCRB Refunding for Entergy, Inc. Project Series 2006 (A-/Baa1)
10,120,000	4.600	10/01/17	10,274,937
Little River County RB for Georgia Pacific Corp. Project Series 1998 (AMT) (B2)
3,010,000	5.600	10/01/26	3,036,337
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 A (BBB/Baa2)
1,850,000	5.000	02/01/35	1,898,896
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
8,325,000	5.000	02/01/25	8,614,294
6,850,000	5.000	02/01/30	7,035,772

			30,860,236

California – 17.2%
Abag Finance Authority for Non-Profit Corps. Community Facilities District Special Tax No. 2004-2 Windemere Ranch Series 2004
3,855,000	6.000	09/01/27	4,125,775
4,900,000	6.000	09/01/34	5,227,712
Abag Finance Authority RB for Non-Profit Corps. Sansum-Santa Barbara Series 2002 A (A+)
2,000,000	5.500	04/01/21	2,118,640
2,750,000	5.600	04/01/26	2,905,897
Brentwood California Infrastructure Refunding Authority RB CIFP Series 2004-1
1,350,000	5.750	09/02/24	1,396,548
2,200,000	5.800	09/02/28	2,276,208
2,500,000	5.875	09/02/34	2,587,200
Brentwood Infrastructure Financing Authority Special Assessment Series 2005 B
535,000	5.150	09/02/32	542,062
California County Tobacco Securitization Agency RB for Stanislaus Series 2006 A (BBB)(d)
40,725,000	0.000	06/01/46	4,360,426
California County Tobacco Securitization Agency RB for Stanislaus Series 2006 B (BBB-)(d)
6,550,000	0.000	06/01/46	619,106
California County Tobacco Securitization Agency RB for Alameda County Asset Backed Bonds Series 2002 (Baa3)
555,000	5.750	06/01/29	586,491

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California County Tobacco Securitization Agency RB for Kern County Asset Backed Bonds Series 2002 B (BBB)
$195,000	6.000%	06/01/29	$208,937
California County Tobacco Securitization Agency RB for Stanislaus Series 2006 C (BB)(d)
42,250,000	0.000	06/01/55	1,845,480
California County Tobacco Securitization Agency RB for Stanislaus Series 2006 D(d)
98,000,000	0.000	06/01/55	3,081,120
California Department Water Resources Power Supply RB Series A (AMBAC) (AAA/Aaa)(e)
10,000,000	5.500	05/01/14	11,032,200
California Educational Facilities Authority RB for Dominican University Series 2001 (Baa3)
1,445,000	5.750	12/01/30	1,487,469
California Educational Facilities Authority RB for Golden Gate University Series 2005 (Baa3)
2,000,000	5.000	10/01/36	2,049,040
California Educational Facilities Authority RB for Pomona College Series 2005 A (AAA/Aaa)
4,150,000	5.000	07/01/45	4,367,792
California Housing Finance Agency RB VRDN for Home Mortgage Series 2005 H (AMT) (Dexia Credit Local SPA) (AA-/Aa2)(c)
8,960,000	3.620	11/07/06	8,960,000
California State Department Water Resources Power Supply RB Series A (FSA) (AAA/Aaa)(e)
36,500,000	5.250	05/01/11	39,198,080
California State Economic Recovery GO Bonds Series B (AA+/Aa3)(c)(e)
25,000,000	5.000	07/01/08	25,607,000
California State Economic Recovery GO Bonds Series A (AA+/Aa3)(e)
25,000,000	5.250	07/01/14	27,686,250
California State Economic Recovery GO Bonds Series B (AA+/Aa3)(c)(e)
2,500,000	5.000	07/01/08	2,560,700
California State Economic Recovery GO Bonds Series A (AA+/Aa3)(e)
16,250,000	5.250	07/01/14	17,994,988
California State GO Bonds Series 2003 (A+/A1)
1,000,000	5.250	02/01/15	1,095,460
California State GO Bonds Series 2004 (A+/A1)
14,080,000	5.000	02/01/33	14,695,859
California State GO for Various Purposes Series 2006 (AMBAC) (AAA/Aaa)
7,370,000	4.500	03/01/35	7,334,477
California Statewide Communities Development Authority RB for Golden Gate Park Series 2005 (First Republic Bank LOC)
26,500,000	6.000	12/01/11	27,552,580
California Statewide Communities Development Authority for Kaiser Series 2001 C (A+)
3,750,000	5.250	08/01/31	4,015,500
California Statewide Communities Development Authority RB for Notre Dame De Namur University Series 2003
3,000,000	6.625	10/01/33	3,182,400
California Statewide Financing Authority Tobacco Settlement RB Asset Backed Pooled Tobacco Security Series 2002 A (Baa3)
3,000,000	6.000	05/01/37	3,241,950
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation Turbo Pooled Program Series 2006 A (BBB)(d)
100,000,000	0.000	06/01/46	8,992,000
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation Turbo Pooled Program Series 2006 B (BBB-)(d)
35,000,000	0.000	06/01/46	3,245,200
Carlsbad Improvement Bond Act of 1915 Special Assessment for District No. 2003-01 Series 2004
3,305,000	6.000	09/02/34	3,453,328
Cathedral City Improvement Bond Act of 1915 Special Assessment for Cove Improvement District 04-02 Series 2005
1,090,000	5.000	09/02/30	1,107,277
1,340,000	5.050	09/02/35	1,363,035
Chino Community Facilities District Special Tax No. 03-3 Improvement Area 1 Series 2004
655,000	5.500	09/01/22	692,584
565,000	5.550	09/01/23	596,973
365,000	5.600	09/01/24	385,615
1,300,000	5.700	09/01/29	1,375,816
1,420,000	5.750	09/01/34	1,499,705
Chula Vista Community Facilities District Special Tax No. 07-I-Otay Ranch Village Eleven Series 2004
1,700,000	5.700	09/01/24	1,800,181
2,300,000	5.800	09/01/28	2,441,151
3,150,000	5.875	09/01/34	3,335,377
Del Mar Race Track Authority RB Series 2005 (BBB-)
2,300,000	5.000	08/15/25	2,397,152
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(a)
3,810,000	5.625	06/01/13	4,258,170
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (AMBAC-TCRS) (AAA/Aaa)
146,385,000	5.000	06/01/45	153,559,329
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (FGIC-TCRS) (AAA/Aaa)
14,500,000	5.000	06/01/45	15,210,645
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (AMBAC) (AAA/Aaa)
5,280,000	5.000	06/01/30	5,529,691
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (FGIC) (AAA/Aaa)
10,000,000	5.000	06/01/35	10,534,100
60,000,000	5.000	06/01/38	63,072,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (Radian-IBC) (AA)
$32,000,000	5.000%	06/01/45	$33,335,040
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (BBB/Baa3)
20,485,000	6.750	06/01/39	23,484,414
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-2 (BBB/Baa3)
6,000,000	7.900	06/01/42	7,388,520
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-3 (BBB/Baa3)
2,650,000	7.875	06/01/42	3,259,447
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-4 (BBB/Baa3)
3,000,000	7.800	06/01/42	3,676,980
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-5 (BBB/Baa3)
8,330,000	7.875	06/01/42	10,245,733
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 B (AAA/Aaa)(a)
44,670,000	5.500	06/01/13	49,600,228
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 A (A/A2)
163,845,000	5.000	06/01/45	168,940,579
Hawthorne Community Redevelopment Agency Tax Allocation for Hawthorne Plaza Project Series 2001
2,375,000	6.875	07/01/20	2,438,911
HI Desert California Memorial Health Care District RB Refunding Series 1998
2,250,000	5.500	10/01/15	2,266,088
2,000,000	5.500	10/01/19	2,019,900
Kaweah Delta Health Care District RB Series 2004 (A3)
3,675,000	6.000	08/01/34	4,017,730
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (AA)
1,495,000	5.000	08/01/35	1,557,999
Lake Elsinore Improvement Bond Act 1915 for Special Assessment District No. 93-1 Series 2000
1,865,000	7.000	09/02/30	2,026,714
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
1,435,000	5.050	09/01/30	1,463,585
690,000	5.050	09/01/35	701,516
Lincoln Special Tax for Community Facilities District No. 2003-1 Series 2004
3,445,000	5.950	09/01/28	3,722,701
2,990,000	6.000	09/01/34	3,226,868
Long Beach Special Tax for Community Facilities District No. 6 Pike Series 2002
5,000,000	6.300	10/01/32	5,287,500
Los Angeles Community College District GO Bonds Series A (MBIA) (AAA/Aaa)(e)
5,000,000	5.500	08/01/14	5,448,901
Los Angeles Community College District GO Bonds Series A (MBIA) (AAA/Aaa)(e)
5,000,000	5.500	08/01/15	5,450,249
Los Angeles Community Facilities District Special Tax Escrow 4 Playa Vista Phase 1 Series 2003 (AMBAC) (AAA/Aaa)
12,325,000	4.750	09/01/31	12,607,366
Los Angeles Regional Airports Improvement Corp. Lease RB Refunding for Facilities Sublease LA International Series 2002 A (B/Caa2)
5,000,000	7.125	12/01/24	5,537,150
Los Angeles Regional Airports Improvement Corp. Lease RB Refunding for Facilities Sublease LA International Series 2002 B AMT (B/Caa2)
2,000,000	7.500	12/01/24	2,253,420
Los Angeles Regional Airports Improvement Corp. RB for Facilities Sublease Continental Airlines Series 1994 (AMT)(B)
935,000	9.250	08/01/24	938,020
Los Angeles Regional Airports Improvement Corp. RB Series 2002 C (AMT) (B/Caa2)
1,580,000	6.125	12/01/07	1,599,181
11,520,000	7.000	12/01/12	12,256,243
70,425,000	7.500	12/01/24	79,348,552
Merced Community Facilities District No. 2003-1 Special Tax Series 2005
1,000,000	5.000	09/01/30	1,022,180
1,000,000	5.100	09/01/35	1,021,710
Moorpark Community Facilities District No. 2004-1 Special Tax for Moorpark Highlands Series 2006
4,530,000	5.300	09/01/38	4,669,116
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
1,660,000	5.200	09/01/35	1,686,610
Oakley Public Finance Authority RB Series 2004
1,365,000	5.875	09/02/24	1,434,069
1,910,000	6.000	09/02/28	2,006,493
2,405,000	6.000	09/02/34	2,524,553
Oceanside Community Development Commerce Tax Allocation for Downtown Redevelopment Project Series 2002 (Baa3)
1,500,000	5.750	09/01/25	1,576,860
Palo Alto Improvement Bond Act 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
650,000	5.250	09/02/16	664,840
655,000	5.250	09/02/17	669,842
Poway California Unified School District Special Tax Community Facilities District 6-4 South Series 2005
3,050,000	5.125	09/01/35	3,115,026
Poway Unified School District Special Tax Community Facilities District No. 14 Area A Series 2006
1,770,000	5.125	09/01/26	1,812,905
5,000,000	5.250	09/01/36	5,153,550
Rancho Santiago Community College District GO Bonds Capital Appreciation for Election 2002 Series 2006 C (FSA) (AAA/Aaa)(d)
2,620,000	0.000	09/01/24	1,199,646
19,150,000	0.000	09/01/27	7,594,890
14,630,000	0.000	09/01/28	5,526,629
Roseville Community Facilities District Special Tax No. 1-Westpark Series 2005
3,500,000	5.200	09/01/36	3,563,000

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Sacramento North Natomas Community Facilities 97-01 Special Tax Series 2005
$450,000	5.000%	09/01/23	$459,081
1,160,000	5.000	09/01/24	1,181,124
1,000,000	5.000	09/01/29	1,014,930
3,040,000	5.100	09/01/35	3,091,133
San Joaquin Hills Transportation Corridor Agency Toll Road RB Capital Appreciation Refunding Series 1997 A (MBIA) (AAA/Aaa)(d)
80,000,000	0.000	01/15/31	26,930,400
141,000,000	0.000	01/15/34	41,252,370
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
7,525,000	5.400	07/01/22	7,763,919
Temecula Valley Unified School District Community Facilities District Special Tax No. 02-2 Series 2005
1,530,000	5.000	09/01/25	1,538,017
3,395,000	5.125	09/01/35	3,411,432
Tobacco Securitization Authority Northern California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
4,650,000	5.500	06/01/45	4,884,034
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(a)
15,070,000	5.250	06/01/12	16,387,419
Tobacco Securitization Authority RB for Southern California Tobacco Settlement Asset Backed Bonds Series 2002 A (AAA/Aaa)(a)
8,895,000	5.625	06/01/12	9,840,272
Tobacco Securitization Authority Southern California Tobacco Settlement RB for Asset Backed Bonds Series 2006 A-1 (BBB/Baa3)
55,000,000	5.000	06/01/37	55,935,550
28,140,000	5.125	06/01/46	28,750,638
Upland Community Facilities District Special Tax for 2003-2 San Antonio Improvement Series 2004 1-A
4,000,000	6.000	09/01/34	4,192,680
Valley Health System Hospital RB Refunding & Improvement Project Series 1996 A (B+)
2,230,000	6.500	05/15/15	2,246,970
5,770,000	6.500	05/15/25	5,785,521
Valley Health Systems COPS Refunding Project Series 1993 (B+)
20,380,000	6.875	05/15/23	20,546,097

			1,253,345,717

Colorado – 1.0%
Adams Colorado RB Series 2006-1260 (FHA/MBIA) (AAA)(e)
6,605,000	9.750	02/01/31	8,397,003
Colorado Health Facilities Authority RB for Covenant Retirement Communities Inc. Series 2005 (BBB)
16,850,000	5.000	12/01/35	17,127,351
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa2)
10,000,000	5.000	03/01/25	10,315,400
Cross Creek Metropolitan District No. 2 Refunding for Limited Tax Series 2006
4,500,000	6.125	12/01/37	4,603,365
Eagle Bend Metropolitan GO Bonds District No. 2 Series 2004 (Radian) (AA/Aa3)
1,000,000	5.000	12/01/20	1,048,010
McKay Landing Metropolitan GO Bonds District No. 2 Series 2000
1,500,000	7.500	12/01/19	1,615,305
McKay Landing Metropolitan GO Bonds District No. 2 Subseries 2004 A
2,000,000	7.500	12/01/34	2,079,260
Saddle Rock South Metropolitan GO Bonds Mill Levy Obligation Series 2000
3,000,000	7.200	12/01/19	3,204,750
Tablerock Metropolitan District Colorado GO Bonds
2,750,000	7.000	12/01/33	2,886,702
University of Colorado Hospital Authority RB Series 2006 A (Baa1)
4,500,000	5.000	11/15/37	4,662,180
3,000,000	5.250	11/15/39	3,165,660
Vista Ridge Metropolitan District GO Bonds Refunding & Improvement Limited Tax Series 2006 A (Radian) (AA/Aa3)
1,000,000	5.000	12/01/26	1,050,880
1,010,000	5.125	12/01/40	1,057,319
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B
1,750,000	6.625	12/01/40	1,785,910
Vista Ridge Metropolitan District GO Bonds Series 2001(a)
9,575,000	7.500	06/01/09	10,366,469

			73,365,564

Connecticut – 0.6%
Connecticut State Development Authority PCRB Refunding for Western Mass RMKT 9/23/98 Series 1993 A (BBB/Baa2)
16,190,000	5.850	09/01/28	17,047,585
Connecticut State GO Bonds Refunding Series C (AA/Aa3)(e)
10,450,000	5.500	12/15/13	11,747,047
Connecticut State Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Ba3)
695,000	5.875	07/01/22	692,067
University of Connecticut GO Bonds Series A (MBIA) (AAA/Aaa)(e)
10,610,000	5.000	01/15/13	11,436,728

			40,923,427

Delaware – 0.1%
Bridgeville Special Obligation RB for Heritage Shores Special Development District Series 2005 A
6,847,000	5.450	07/01/35	6,981,064
Bridgeville Special Obligation RB for Heritage Shores Special Development District Series 2005 B
500,000	5.125	07/01/35	501,765
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2004 A (BBB+/Baa1)
1,250,000	5.500	06/01/24	1,335,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Delaware – (continued)
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
$1,000,000	5.000%	06/01/24	$1,041,720
1,000,000	5.000	06/01/30	1,030,200

			10,889,999

District Of Columbia – 0.8%
District of Columbia Housing Finance Agency Mortgage RB for Single Family Series 1997 B (GNMA/FNMA) (AMT) (AAA)
340,000	6.350	06/01/28	343,240
District of Columbia Tobacco Settlement Financing Corp. RB Capital Appreciation for Asset Backed Bonds Series 2006 A (BBB)(d)
388,560,000	0.000	06/15/46	35,024,798
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
1,525,000	6.250	05/15/24	1,633,504
6,000,000	6.500	05/15/33	7,196,580
Washington D.C. Metropolitan Area Transportation Authority Gross Revenue RB (MBIA) (AAA/Aaa) (e)
11,150,000	5.000	01/01/10	11,665,782

			55,863,904

Florida – 32.1%
Aberdeen Community Development District Special Assessment Series 2005
13,000,000	5.500	05/01/36	13,296,140
Amelia National Community Development District RB for Capital Improvement Series 2004 A
4,805,000	6.300	05/01/35	5,147,212
Amelia National Community Development District RB for Capital Improvement Series 2006 A
2,000,000	5.375	05/01/37	2,031,140
Anthem Park Community Development District RB for Capital Improvement Series 2004
2,800,000	5.800	05/01/36	2,930,480
Arborwood Community Development District Capital Improvement RB for Centex Homes Project Series 2006 A-1
42,000,000	5.500	05/01/36	43,216,740
Arborwood Community Development District Capital Improvement RB for Centex Homes Project Series 2006 A-2
28,800,000	5.250	05/01/36	29,522,304
Arborwood Community Development District Capital Improvement RB for Centex Homes Project Series 2006 B-2
5,900,000	5.100	05/01/16	5,989,208
Arborwood Community Development District Capital Improvement RB Series 2006
30,000,000	5.250	05/01/16	30,815,400
Arborwood Community Development District RB for School Site Acquisition Project Series 2005
6,115,000	5.500	05/01/14	6,281,145
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A
26,375,000	5.350	05/01/36	26,699,149
Arlington Ridge Community Development District Special Assessment Series 2006 A
10,500,000	5.500	05/01/36	10,796,835
Ballantrae Community Development District RB for Capital Improvement Series 2004
4,865,000	6.000	05/01/35	5,168,868
Bay Laurel Center Community Development District Special Assessment Indigo Series 2006
1,770,000	5.450	05/01/37	1,810,391
Baywinds Community Development District Special Assessment Series 2006 A
1,000,000	5.250	05/01/37	1,004,190
Baywinds Community Development District Special Assessment Series 2006 B
1,500,000	4.900	05/01/12	1,519,335
Bellalago Educational Facilities Benefits District RB for Capital Improvement Series 2004 A
7,000,000	6.000	05/01/33	7,286,720
Bellalago Educational Facilities Benefits District RB for Capital Improvement Series 2004 B
6,135,000	5.800	05/01/34	6,338,007
Belmont Community Development District Capital Improvement Revenue Special Assessment Series 2006 B
10,000,000	5.125	11/01/14	10,219,300
Bluewaters Community Development District Special Assessment Series 2004
2,965,000	6.000	05/01/35	3,141,773
Bobcat Trail Community Development District RB Refunding for Capital Improvement Series 2005
2,445,000	5.200	05/01/29	2,460,012
Bonita Springs Vasari Community Development District RB for Capital Improvement Series 2001 A
7,635,000	6.950	05/01/32	8,237,783
Bonnet Creek Resort Community Development District Special Assessment RB Series 2002
1,000,000	7.125	05/01/12	1,094,930
10,000,000	7.375	05/01/34	10,957,900
2,000,000	7.500	05/01/34	2,203,300
Brandy Creek Community Development District Special Assessment Series 2003 A
3,425,000	6.350	05/01/34	3,647,899
Brandy Creek Community Development District Special Assessment Series 2003 B
105,000	5.400	05/01/09	105,509
Brandy Creek Community Development District Special Assessment Series 2006 A
2,715,000	5.600	05/01/37	2,785,943
Bridgewater Community Development District Special Assessment Series 2004 A
13,320,000	6.000	05/01/35	13,867,585
Bridgewater Wesley Chapel Community Development District RB for Capital Improvement Series 2005
3,550,000	5.750	05/01/35	3,672,156
Briger Community Development District Special Assessment RB Series 2002 A
2,895,000	6.750	05/01/33	3,090,181
Brighton Lakes Community Development District Special Assessment Series 2004 A
1,480,000	6.125	05/01/35	1,577,724

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Brooks of Bonita Springs II Community Development District RB for Capital Improvement Series 2000 A (AAA)(a)
$5,800,000	7.000%	05/01/08	$6,196,140
Brooks of Bonita Springs II Community Development District RB for Capital Improvement Series 2003 A
1,590,000	6.125	05/01/34	1,637,811
Capital Region Community Development District RB for Capital Improvement Series 2002 A
11,805,000	6.700	05/01/32	13,083,245
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-1
1,065,000	6.700	05/01/31	1,128,378
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-2
2,800,000	6.850	05/01/31	2,997,120
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(a)(f)
3,000,000	8.950	10/01/12	3,749,550
Catalina at Winkler Preserve Community Development District Special Assessment Series 2005
3,560,000	5.600	05/01/36	3,642,948
Cedar Pointe Community Development District Special Assessment for Florida Capital Improvements Series 2005 A
6,005,000	5.375	05/01/35	6,088,049
Celebration Community Development District Special Assessment Series 2003 A
2,930,000	6.400	05/01/34	3,128,683
Century Gardens Community Development District Special Assessment Series 2004
2,350,000	5.900	05/01/34	2,426,563
CFM Community Development District RB for Capital Improvement Series 2004 A
21,570,000	6.250	05/01/35	23,222,262
CFM Community Development District RB for Capital Improvement Series 2004 B
1,725,000	5.875	05/01/14	1,773,749
City Center Community Development District Special Assessment Series 2005 A
7,320,000	6.125	05/01/36	7,483,675
Clearwater Cay Community Development District RB BANS Series 2005
23,650,000	5.375	12/01/06	23,653,074
Coconut Cay Community Development District of Florida Special Assessment Series 2006
3,000,000	5.375	05/01/36	3,046,710
Colonial Country Club Community Development District Florida Capital Improvement RB Series 2003
11,120,000	6.400	05/01/33	11,961,784
Concord Station Community Development District RB for Capital Improvement Series 2005
1,895,000	5.000	05/01/15	1,918,290
16,110,000	5.300	05/01/35	16,339,567
Concorde Estates Community Development District RB for Capital Improvement Series 2004 A
2,340,000	5.850	05/01/35	2,457,211
Concorde Estates Community Development District RB for Capital Improvement Series 2004 B
895,000	5.000	05/01/11	902,402
Connerton West Community Development District for Special Assessment Capital Improvement Series 2004 A-1
2,975,000	5.950	05/01/35	3,084,212
Connerton West Community Development District for Special Assessment Capital Improvement Series 2004 A-2
2,290,000	5.850	05/01/24	2,338,823
1,590,000	5.950	05/01/36	1,630,768
Copper Oaks Community Development District Special Assessment Series 2005 A
3,620,000	5.450	05/01/35	3,689,902
Copper Oaks Community Development District Special Assessment Series 2005 B
1,140,000	4.875	05/01/10	1,144,172
Cory Lakes Community Development District for Special Assessment Series 2001 A
515,000	8.375	05/01/17	574,271
Cory Lakes Community Development District for Special Assessment Series 2001 B
565,000	8.375	05/01/17	599,103
Country Greens Community Development District Special Assessment RB Series 2003
5,965,000	6.625	05/01/34	6,428,898
Covington Park Community Development District RB for Capital Improvement Series 2004 A
1,115,000	6.250	05/01/34	1,175,400
Covington Park Community Development District RB for Capital Improvement Series 2004 B
140,000	5.300	11/01/09	140,633
Covington Park Community Development District Refunding Special Assessment for Capital Improvement Series 2005 (A-)
1,000,000	5.000	05/01/31	1,018,000
Crossings at Fleming Island Community Development District RB for Special Assessment Series 2000 C
4,660,000	7.050	05/01/15	4,983,171
Cutler Cay Community Development District Special Assessment Series 2004
4,630,000	6.125	05/01/24	4,846,314
2,480,000	6.300	05/01/34	2,664,611
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,740,000	6.000	05/01/34	1,824,251
Double Branch Community Development District Special Assessment Series 2002 A
10,855,000	6.700	05/01/34	11,963,730
Double Branch Community Development District Special Assessment Series 2003 B
880,000	5.375	05/01/08	883,837
Double Branch Community Development District Special Assessment Series 2003 C
30,000	5.125	05/01/08	30,079
Double Branch Community Development District Special Assessment Series 2005 A
985,000	5.350	05/01/34	993,432
Dupree Lakes Community Development District Capital Improvement Revenue Special Assessment Series 2006 A
1,905,000	5.375	05/01/37	1,934,661

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Dupree Lakes Community Development District Capital Improvement Revenue Special Assessment Series 2006 B
$1,920,000	5.000%	05/01/12	$1,941,965
Durbin Crossing Community Development District Special Assessment Series 2005 A
48,995,000	5.500	05/01/37	50,203,217
Durbin Crossing Community Development District Special Assessment Series 2005 B-1
3,000,000	4.875	11/01/10	3,005,490
Durbin Crossing Community Development District Special Assessment Series 2005 B-2
8,750,000	4.875	11/01/10	8,756,912
East Homestead Community Development District Special Assessment Revenue Series 2006 B
1,000,000	5.000	05/01/11	1,013,000
East Homestead Community Development District Special Assessment Series 2005
4,000,000	5.450	05/01/36	4,103,400
East Park Development District Special Assessment Series 2002
5,175,000	6.850	05/01/33	5,599,246
Escambia County Environmental Improvement RB Refunding for International Paper Co. Project Series 2006 A (BBB/Baa3)
12,250,000	5.000	08/01/26	12,362,332
Escambia County PCRB International Paper Series 2006 A (BBB/Baa3)
2,850,000	4.700	04/01/15	2,927,634
Fishhawk Community Development District II Special Assessment RB Series 2003 A
5,840,000	6.250	05/01/34	6,205,993
Fishhawk Community Development District II Special Assessment RB Series 2003 B
65,000	5.000	11/01/07	65,129
Fishhawk Community Development District II Special Assessment RB Series 2004 A
2,435,000	6.125	05/01/34	2,588,527
Fleming Island Plantation Community Development District RB for Special Assessment Series 2000 B
4,585,000	7.300	05/01/15	4,931,167
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B
2,000,000	4.850	05/01/11	2,013,800
Gateway Services Community Development District Special Assessment for Stoneybrook Project Series 2003
1,570,000	5.500	07/01/08	1,577,850
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 A
2,605,000	6.500	05/01/33	2,769,193
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 B
890,000	5.500	05/01/10	900,725
Gateway Services District Water & Sewer RB Refunding Series 2003
2,110,000	6.000	10/01/19	2,143,254
Glen St. Johns Community Development District Special Assessment BANS Series 2006
6,405,000	5.100	09/01/07	6,404,359
Grand Hampton Community Development District RB for Capital Improvement Series 2003
5,200,000	6.150	05/01/34	5,503,628
Grand Hampton Community Development District RB for Capital Improvement Series 2005
4,045,000	5.500	05/01/36	4,129,541
Grand Haven Community Development District Special Assessment Series 2002
200,000	6.125	11/01/07	200,242
Grand Haven Community Development District Special Assessment Series 2003
35,000	5.200	11/01/07	34,986
Grand Haven Community Development District Special Assessment Series 2004 B
60,000	5.000	05/01/09	60,302
Greater Lakes/Sawgrass Bay Community Development District Special Assessment Series 2006 A
4,500,000	5.500	05/01/38	4,592,880
Greyhawk Landing Community Development District Special Assessment Series 2002 A
2,975,000	7.000	05/01/33	3,222,312
Greyhawk Landing Community Development District Special Assessment Series 2002 B
635,000	6.250	05/01/09	643,014
Griffin Lakes Community Development District Special Assessment Series 2002 A
4,435,000	6.700	05/01/33	4,919,302
Habitat Community Development RB Series 2004
4,745,000	5.850	05/01/35	4,979,308
Halifax Hospital Medical Center RB Series 1999 A (AAA)(a)
955,000	7.250	10/01/10	1,096,550
Hamal Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AAA)
1,870,000	4.750	05/01/31	1,930,887
Hamal Community Development District Special Assessment Series 2001 (AAA)(a)
3,725,000	6.750	05/01/11	4,234,655
Hammocks Community Development District Special Assessment Series 2005 A
6,020,000	5.500	05/01/37	6,123,303
Hammocks Community Development District Special Assessment Series 2005 B
1,600,000	4.875	11/01/10	1,606,272
Harbor Bay Community Development District Special Assessment for Capital Improvement Series 2001 A
2,280,000	7.000	05/01/33	2,445,528
Harbour Isles Community Development District Special Assessment Series 2004
4,310,000	6.125	05/01/35	4,588,469
Harbourage at Braden River Community Development District Special Assessment for Capital Improvement Series 2003 A
2,930,000	6.125	05/01/34	3,055,844

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Heritage Bay Community Development District RB for Capital Improvements Series 2005
$16,125,000	5.500%	05/01/36	$16,588,594
Heritage Harbor South Community Development District RB for Capital Improvement Series 2002 A
3,890,000	6.500	05/01/34	4,212,909
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A
1,225,000	6.200	05/01/35	1,299,505
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 B
1,720,000	5.250	11/01/08	1,728,927
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005
9,000,000	5.600	05/01/36	9,234,630
Heritage Isle at Viera Community Development District Special Assessment Series 2004 A
3,140,000	6.000	05/01/35	3,258,566
Heritage Isle at Viera Community Development District Special Assessment Series 2004 B
1,055,000	5.000	11/01/09	1,057,173
Heritage Isle at Viera Community Development District Special Assessment Series 2005
7,195,000	5.550	05/01/37	7,331,633
Heritage Isles Community Development District RB for Special Assessment Series 2002
750,000	5.900	11/01/06	750,000
Heritage Lake Park Community Development District Special Assessment Series 2004 B
4,765,000	5.100	11/01/09	4,775,054
Heritage Lake Park Community Development Special Assessment Series 2005
1,700,000	5.700	05/01/36	1,749,980
Heritage Landing Community Development District Special Assessment Series 2005
11,000,000	5.600	05/01/36	11,290,840
Heritage Park Community Development District RB for Special Assessment Series 2004 A
5,830,000	6.300	05/01/35	6,263,985
Highlands Community Development District Special Assessment Series 2005
3,750,000	5.550	05/01/36	3,851,625
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (Baa2)
2,700,000	5.625	03/01/24	2,887,650
Hypoluxo/Haverhill Community Development District Special Assessment Series 2002 A
1,350,000	6.750	05/01/33	1,451,061
Indian Trace Development District Special Assessment for Isles at Weston Project Series 2003
1,910,000	5.500	05/01/33	1,937,218
Indigo Community Development District for Capital Improvement Special Assessment Series 2005
9,000,000	5.750	05/01/36	9,232,380
Islands at Doral Florida Special Assessment Series 2003
1,790,000	6.375	05/01/35	1,907,925
Islands at Doral III Community Development District Special Assessment Series 2004 A
10,860,000	5.900	05/01/35	11,375,307
Islands at Doral Ne Community Development District Special Assessment Series 2004
1,835,000	6.250	05/01/34	1,957,468
Jacksonville Economic Development Community Health Care Facilities RB for Mayo Clinic Series 2006 (AA/Aa2)
11,675,000	5.000	11/15/36	12,243,339
K-Bar Ranch Community Development District Special Assessment Series 2006
1,000,000	5.450	05/01/36	1,025,850
Keys Cove Community Development District II Series 2005
2,935,000	5.500	05/01/36	3,009,813
Keys Cove Community Development District Special Assessment Series 2004
1,205,000	5.875	05/01/35	1,268,793
Killarney Community Development District Special Assessment Series 2004 A
2,505,000	6.000	05/01/35	2,610,461
Killarney Community Development District Special Assessment Series 2004 B
3,395,000	5.125	05/01/09	3,399,787
Laguna Lakes Community Development District Florida Special Assessment RB Series 2003 A
2,390,000	6.400	05/01/33	2,537,128
Laguna Lakes Community Development District Florida Special Assessment RB Series 2003 B
50,000	5.250	11/01/07	49,981
Lake Ashton II Community Development District Special Assessment for Capital Improvement Series 2005 B
1,000,000	4.875	11/01/10	1,007,060
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
2,360,000	7.450	05/01/22	2,514,887
3,635,000	7.500	05/01/32	3,888,578
Lakes by the Bay South Community Development District Special Assessment RB Series 2004 A
7,480,000	6.100	05/01/23	8,002,628
5,000,000	6.250	05/01/34	5,363,250
Lakes by the Bay South Community Development District Special Assessment RB Series 2004 B
5,845,000	5.300	05/01/09	5,858,502
Lakewood Ranch Community Development District No. 4 Special Assessment RB Series 2004
2,105,000	5.950	05/01/34	2,192,336
Lakewood Ranch Community Development District No. 5 Special Assessment RB Series 2001 A
4,150,000	6.700	05/01/31	4,445,563
Lakewood Ranch Community Development District No. 6 Capital Improvements RB Special Assessment Series 2005 A
8,495,000	5.700	05/01/36	8,715,445
Lakewood Ranch Community Development District No. 6 RB for Capital Improvement Series 2004 A
5,785,000	6.125	05/01/34	6,089,522
Lakewood Ranch Stewardship District RANS for Centre and New Projects Series 2006
28,645,000	6.000	06/01/07	28,669,348

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005
$4,710,000	4.875%	08/01/10	$4,727,568
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Project Series 2006 B
9,000,000	5.000	05/01/13	9,028,980
Lakewood Ranch Stewardship District Special Assessment Revenue for Country Club East Project Series 2006
23,000,000	5.400	05/01/37	23,388,010
Lakewood Ranch Stewardship District Special Assessment Series 2006 A
15,000,000	5.500	05/01/36	15,285,000
Landmark at Doral Community Development District Special Assessment Series 2006 A
4,000,000	5.500	05/01/38	4,054,720
Lee County IDA Health Care Facilities RB for Shell Point Village Project Series 1999 A (BBB-)
7,000,000	5.500	11/15/29	7,179,340
Lexington Oaks Community Development District Special Assessment Series 2002 A
2,500,000	6.700	05/01/33	2,668,825
Live Oak Community Development District No. 001 Special Assessment Series 2003 A
4,390,000	6.300%	05/01/34	4,639,308
Live Oak Community Development District No. 001 Special Assessment Series 2003 B
160,000	5.300	05/01/08	160,696
Live Oak Community Development District No. 002 Special Assessment Series 2004 A
6,155,000	5.850	05/01/35	6,326,971
Live Oak Community Development District No. 002 Special Assessment Series 2004 B
6,985,000	5.000	11/01/09	6,988,423
Longleaf Community Development District Special Assessment Refunding Series 2005
6,150,000	5.400	05/01/30	6,256,272
Longleaf Community Development District Special Assessment Refunding Series 2006
3,000,000	5.375	05/01/30	3,046,710
Longleaf Community Development District Special Assessment Series 2001
710,000	7.250	05/01/09	720,465
Maple Ridge Community Development District Special Assessment Series 2000 A
1,510,000	7.150	05/01/31	1,622,102
Marshall Creek Community Development District Special Assessment Series 2002
2,860,000	6.625	05/01/32	3,048,302
Meadow Pines Community Development District Special Assessment RB Series 2004 A
6,920,000	6.250	05/01/34	7,413,811
Meadow Pointe III Community Development District RB for Capital Improvement Series 2001 A
2,890,000	6.850	05/01/33	3,111,490
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 A
3,875,000	6.400	05/01/34	4,168,764
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 B
495,000	5.250	11/01/07	495,000
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
985,000	6.000	05/01/35	1,025,099
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2003 A
2,720,000	6.300	05/01/34	2,898,894
Meadow Pointe IV Community Development District Special Assessment for Capital Improvements Series 2005
4,455,000	5.250	05/01/15	4,532,829
Meadow Pointe IV Community Development District Tax Allocation for Capital Improvement Series 2004 A
3,005,000	6.000	05/01/36	3,175,684
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,670,000	6.800	05/01/31	5,012,591
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
460,000	6.950	05/01/31	479,072
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,540,000	6.850	05/01/31	1,638,868
Mediterra South Community Development District RB for Capital Improvement Series 2003 A
4,910,000	6.375	05/01/34	5,274,666
Mediterra South Community Development District RB for Capital Improvement Series 2003 B
2,500,000	5.500	05/01/10	2,522,475
Mediterranea Community Development District Special Assessment Series 2006 A
1,550,000	5.600	05/01/37	1,595,865
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+)
7,720,000	5.375	11/15/28	7,876,484
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2001 A (BB+/Ba1)
4,975,000	6.125	11/15/11	5,357,826
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2004 (BB+/Ba1)
13,600,000	6.750	11/15/29	15,335,632
Middle Village Community Development District Special Assessment Series 2004 A
5,785,000	5.800	05/01/22	6,027,739
15,620,000	6.000	05/01/35	16,411,465
Middle Village Community Development District Special Assessment Series 2004 B
1,460,000	5.000	05/01/09	1,464,307
Middle Village Community Development District Special Assessment Series 2004 C
540,000	5.125	05/01/09	541,588
Mira Lago West Community Development District Special Assessment for Capital Improvement Series 2005
960,000	5.375	05/01/36	976,550

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Montecito Community Development District Special Assessment Series 2006 A
$1,900,000	5.500%	05/01/37	$1,943,035
Montecito Community Development District Special Assessment Series 2006 B
7,930,000	5.100	05/01/13	8,021,671
Monterey/Congress Community Development District Special Assessment Series 2005 A
4,045,000	5.375	05/01/36	4,107,981
Monterra Community Development District Special Assessment Series 2005 A
22,000,000	5.500	05/01/36	22,729,520
Monterra Community Development District Special Assessment Series 2005 B
30,000,000	5.000	11/01/10	30,201,600
Monterra Community Development District Special Assessment Series 2006 B
31,000,000	5.125	11/01/14	31,783,680
Moody River Estates Community Development District Capital Improvement RB Series 2005
7,000,000	5.350	05/01/36	7,072,940
Narcoossee Community Development District Special Assessment Series 2002 A
4,845,000	6.850	05/01/33	5,250,478
Narcoossee Community Development District Special Assessment Series 2002 B
70,000	5.750	05/01/08	70,307
New Port Tampa Bay Community Development District Special Assessment Series 2006 A
1,000,000	5.875	05/01/38	1,034,680
North Springs Improvement District RB Refunding for Water Management Series 2005 A
2,640,000	5.375	05/01/24	2,695,730
North Springs Improvement District RB Refunding for Water Management Series 2005 B
5,915,000	5.500	05/01/35	6,053,470
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-1
8,000,000	5.450	05/01/26	8,143,440
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-2
4,000,000	5.500	05/01/26	4,074,280
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 B-1
2,750,000	5.125	05/01/15	2,791,415
North Springs Improvement District Special Assessment RB for Heron Bay North Assessment Area Series 2006 A
2,550,000	5.200	05/01/27	2,570,273
Oak Creek Community Development District Special Assessment Series 2004
1,750,000	5.800	05/01/35	1,835,295
Oakstead Community Development District Capital Improvement Refunding Series 2006 A-1 (MBIA) (AAA/Aaa)
2,000,000	4.500	05/01/32	2,000,000
Oakstead Community Development District RB for Capital Improvement Series 2002 A(a)
4,625,000	6.875	05/01/12	5,257,607
Oakstead Community Development District RB for Capital Improvement Series 2002 B
75,000	5.900	05/01/07	75,000
Old Palm Community Development District Special Assessment for Palm Beach Gardens Series 2004 A
6,730,000	5.900	05/01/35	7,072,961
Old Palm Community Development District Special Assessment for Palm Beach Gardens Series 2004 B
2,900,000	5.375	05/01/14	2,978,648
Orange County Florida Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
1,865,000	4.750	11/15/36	1,893,553
Orange County Health Facilities Authority RB for Orlando Lutheran Healthcare Series 2005
1,100,000	5.375	07/01/20	1,106,710
1,000,000	5.700	07/01/26	1,018,720
Orlando Urban Community Development District Special Assessment for Capital Improvement Series 2004
930,000	6.000	05/01/20	999,490
4,500,000	6.250	05/01/34	4,824,045
Orlando Urban Community Development District Special Assessment Series 2001 A
7,710,000	6.950	05/01/33	8,376,915
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A
2,275,000	6.125	05/01/35	2,437,458
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B
6,880,000	5.125	05/01/09	6,924,582
Palm Beach County Plantation Community Development District Special Assessment RB Series 2004 A
7,075,000	6.250	05/01/34	7,542,162
Palm Coast Park Community Development District Special Assessment Series 2006
10,000,000	5.700	05/01/37	10,244,300
Palm Glades Community Development District Special Assessment Series 2006 A
1,300,000	5.300	05/01/36	1,320,033
Palma Sola Trace Community Development District RB for Capital Improvement Series 2005
3,945,000	5.750	05/01/35	4,036,406
Panther Trace Community Development District Special Assessment Series 2002 A
1,645,000	7.250	05/01/33	1,820,982
Panther Trace II Community Development District Special Assessment Series 2005 A
6,855,000	5.600	05/01/35	7,019,040
Panther Trace II Community Development District Special Assessment Series 2006
11,265,000	5.125	11/01/13	11,519,364
Panther Trails Community Development District Special Assessment Series 2005
3,810,000	5.600	05/01/36	3,925,176
Park Place Community Development District Special Assessment Series 2003
4,430,000	6.375	05/01/34	4,749,624

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Parklands Lee Community Development District Special Assessment Series 2004 A
$3,950,000	5.800%	05/01/35	$4,075,926
Parklands Lee Community Development District Special Assessment Series 2004 B
270,000	5.125	05/01/11	271,315
Parklands West Community Development District Special Assessment Series 2001 A
3,330,000	6.900	05/01/32	3,538,025
Parkway Center Community Development District Special Assessment Series 2000 A
478,601	8.250	05/01/31	484,895
Paseo Community Development District Capital Improvement RB Series 2005 A
10,555,000	5.400	05/01/36	10,756,600
Pier Park Community Development District RB for Capital Improvement Series 2002 1
10,125,000	7.150	05/01/34	10,932,772
Pine Island Community Development District Special Assessment Series 2004
5,435,000	5.300	11/01/10	5,429,185
11,630,000	5.750	05/01/35	12,204,522
Pinellas County Educational Facilities Authority RB for Eckerd College Project Series 2006 (ACA)(A)
3,750,000	5.250	10/01/29	3,997,463
2,325,000	4.750	10/01/31	2,372,849
Poinciana Community Development District Special Assessment Series 2000 A
5,675,000	7.125	05/01/31	6,102,781
Portico Community Development District Capital Improvement Revenue Special Assessment Series 2006
3,000,000	5.450	05/01/37	3,068,460
Principal One Community Development District Jacksonville Special Assessment Series 2005
1,000,000	5.650	05/01/35	1,021,850
Quarry Community Development District Special Assessment Series 2006
64,000,000	5.250	05/01/16	65,450,880
Renaissance Community Development District RB for Capital Improvement Series 2002 A
7,105,000	7.000	05/01/33	7,642,493
Renaissance Community Development District RB for Capital Improvement Series 2002 B
325,000	6.250	05/01/08	328,153
Reunion East Community Development District Special Assessment Series 2002 A
19,010,000	7.200	05/01/22	20,759,870
2,450,000	7.375	05/01/33	2,716,683
Reunion East Community Development District Special Assessment Series 2002 B
965,000	5.900	11/01/07	967,577
Reunion East Community Development District Special Assessment Series 2005
12,880,000	5.800	05/01/36	13,403,572
Reunion West Community Development District Special Assessment Series 2004
25,500,000	6.250	05/01/36	27,006,795
River Bend Community Development District Capital Improvement RB Series 2005
8,880,000	5.450	05/01/35	9,034,956
River Hall Community Development District RB for Capital Improvement Series 2005
7,000,000	5.450	05/01/36	7,145,740
Rivercrest Community Development District Special Assessment Series 2001
5,360,000	7.000	05/01/32	5,773,631
Riverside Park Community Development District Special Assessment Series 2004
1,955,000	6.125	05/01/34	2,032,144
Saddlebrook Community Development District Special Assessment Series 2001 A
4,935,000	6.900	05/01/33	5,314,403
Saddlebrook Community Development District Special Assessment Series 2001 B
20,000	6.250	05/01/09	20,364
Sail Harbour Community Development District Special Assessment Series 2005 A
6,960,000	5.500	05/01/36	7,122,864
Sampson Creek Community Development District Capital Improvement Special Assessment Series 2000 A
2,220,000	6.950	05/01/31	2,373,691
Sandy Creek Community Development District Special Assessment Series 2005 A
10,550,000	5.700	05/01/37	10,860,170
Sandy Creek Community Development District Special Assessment Series 2005 B
15,000,000	5.000	11/01/10	15,053,700
Seven Oaks Community Development District I RB Special Assessment Series 2002
250,000	5.600	11/01/07	249,400
Seven Oaks Community Development District II RB Special Assessment Series 2003 A
4,635,000	6.400	05/01/34	4,978,407
Seven Oaks Community Development District II RB Special Assessment Series 2004 A
4,940,000	5.875	05/01/35	5,114,925
Seven Oaks Community Development District II RB Special Assessment Series 2004 B
2,285,000	5.000	05/01/09	2,291,832
Shingle Creek Community Development District Capital Improvement RB Series 2006
2,000,000	5.750	05/01/15	2,055,920
4,000,000	6.100	05/01/25	4,250,880
35,000,000	6.125	05/01/37	37,018,100
South Bay Community Development District RB for Capital Improvement Series 2005 A
22,755,000	5.950	05/01/36	23,921,876
South Bay Community Development District RB for Capital Improvement Series 2005 B-1
11,690,000	5.125	11/01/09	11,751,139
South Bay Community Development District RB for Capital Improvement Series 2005 B-2
4,000,000	5.375	05/01/13	4,092,360

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
South Fork Community Development District RB Special Assessment Series 2004 A-1
$510,000	5.900%	05/01/34	$523,377
South Fork Community Development District RB Special Assessment Series 2004 A-2
1,800,000	5.900	05/01/35	1,858,176
South Fork Community Development RB Series 2003
2,455,000	6.150	05/01/33	2,645,680
South Fork East Community Development District Capital Improvement RB Series 2005
9,000,000	5.350	05/01/36	9,110,610
South Village Community Development District RB for Capital Improvement Series 2005 A
13,320,000	5.700	05/01/35	13,738,648
South-Dade Venture Community Development District Special Assessment Series 2004
2,660,000	6.000	05/01/24	2,822,366
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004
8,290,000	5.800	05/01/35	8,499,074
Southern Hills Plantation II Community Development District Capital Improvement Special Assessment Series 2004
3,520,000	5.850	05/01/34	3,583,466
Spicewood Community Development District Special Assessment Series 2003 A
2,925,000	6.100	05/01/34	3,081,956
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 A
4,955,000	6.125	05/01/34	5,341,639
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B
475,000	5.300	05/01/10	481,764
Sterling Hill Community Development District RB for Capital Improvement Series 2003 A
4,000,000	6.200	05/01/35	4,190,120
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B
1,940,000	5.500	11/01/10	1,965,278
Stonegate Community Development District RB Special Assessment Series 2004
2,245,000	6.125	05/01/34	2,371,034
Stonelake Ranch Community Development District Special Assessment Series 2004 A
3,495,000	5.900	05/01/34	3,628,194
Summerville Community Development District Special Assessment Series 2006
1,000,000	5.500	05/01/36	1,016,100
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)
6,690,000	6.800	10/01/32	6,977,670
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)
4,525,000	6.900	10/01/34	4,731,657
Sumter Landing Community Development District Recreational RB SubSeries 2005 B
6,475,000	5.700	10/01/38	6,617,450
Suncoast Community Development District RB for Capital Improvement Series 2004 A
5,300,000	5.875	05/01/34	5,469,971
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B
7,500,000	5.000	05/01/15	7,657,350
The Quarry Community Development District Special Assessment Series 2005 A-1
55,350,000	5.500	05/01/36	56,735,964
The Quarry Community Development District Special Assessment Series 2005 A-2
6,310,000	5.250	05/01/36	6,439,292
Thousand Oaks Community Development District Special Assessment RB Series 2005 A1
4,785,000	5.350	05/01/35	4,870,651
Thousand Oaks Community Development District Special Assessment RB Series 2005 A2
1,000,000	5.350	05/01/36	1,012,290
Tisons Landing Community Development District Special Assessment RB Series 2005 A
2,600,000	5.625	05/01/37	2,654,080
Tisons Landing Community Development District Special Assessment RB Series 2005 B
4,000,000	5.000	11/01/11	4,034,520
Tolomato Community Development District Special Assessment Series 2006
63,500,000	5.400	05/01/37	64,470,280
Tomoka Community Development District Series 2004 A
8,150,000	6.100	05/01/35	8,605,177
Town Center at Palm Coast Community Development District Special Assessment for Capital Improvement Series 2005
9,880,000	6.000	05/01/36	10,290,909
Trails Community Development District Special Assessment BANS Series 2006
7,660,000	5.100	09/01/07	7,654,715
Turnbull Creek Community Development District Special Assessment Series 2005
6,915,000	5.800	05/01/35	7,126,530
University Place Community Development District Special Assessment Series 2001 A
1,650,000	7.000	05/01/32	1,780,631
Venetian Community Development District RB for Capital Improvement Series 2002 A
3,800,000	6.750	05/01/34	4,084,544
Verandah East Community Development District Special Assessment Capital Improvement Series 2006 A
2,000,000	5.400	05/01/37	2,037,740
Verano Center Community Development District Special Assessment for Community Infrastructure Project Series 2006 A
8,000,000	5.375	05/01/37	8,065,280
Verano Center Community Development District Special Assessment for Community Infrastructure Project Series 2006 B
8,700,000	5.000	11/01/12	8,731,494
7,000,000	5.000	11/01/13	7,060,690

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Verona Walk Community Development District Capital Improvement Revenue Special Assessment Series 2006
$9,520,000	5.375%	05/01/37	$9,668,226
Verona Walk Community Development District RB for Capital Improvement Series 2004
6,900,000	5.850	05/01/35	7,154,196
Village Center Community Development District Recreational RB SubSeries 1998 B
1,930,000	8.250	01/01/17	1,979,080
Village Center Community Development District Recreational RB SubSeries 1998 C
2,145,000	7.375	01/01/19	2,249,805
Village Center Community Development District Recreational RB SubSeries 2003
4,005,000	6.350	01/01/18	4,286,872
Village Center Community Development District Recreational RB SubSeries 2004 B
5,570,000	5.875	01/01/15	5,838,975
Village Community Development District No. 3 Special Assessment Series 2002
7,000,000	6.500	05/01/32	7,540,820
Village Community Development District No. 4 Special Assessment Series 2000
2,630,000	7.150	05/01/18	2,859,678
Village Community Development District No. 4 Special Assessment Series 2002
3,900,000	6.875	05/01/22	4,250,064
5,650,000	6.950	05/01/32	6,145,787
Village Community Development District No. 4 Special Assessment Series 2003
500,000	6.500	05/01/33	537,770
Village Community Development District No. 5 Special Assessment Series 2002 A
16,300,000	6.500	05/01/33	17,612,639
Village Community Development District No. 5 Special Assessment Series 2003 A
3,875,000	6.000	05/01/22	4,112,499
21,500,000	6.100	05/01/34	23,085,625
Village Community Development District No. 6 Special Assessment RB Series 2004
5,455,000	5.625	05/01/22	5,643,743
44,125,000	5.800	05/01/35	45,827,784
Village Community Development District No. 7 Special Assessment Series 2006
89,570,000	5.375	05/01/36	91,585,325
Villages of Westport Community Development District RB for Capital Improvement Series 2005 A
12,700,000	5.700	05/01/35	13,069,443
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvements Series 2005
5,505,000	5.600	05/01/36	5,642,240
Villasol Community Development District Special Assessment RB Series 2003 A
4,065,000	6.600	05/01/34	4,361,664
Villasol Community Development District Special Assessment RB Series 2003 B
685,000	5.375	05/01/08	687,987
Vista Lakes Community Development District RB for Capital Improvement Series 2002 A
3,615,000	6.750	05/01/34	3,921,480
Vizcaya in Kendall Community Development District BANS Series 2005
15,000,000	5.125	12/01/06	15,005,850
Walnut Creek Community Development District Special Assessment Series 2000 A
3,755,000	7.300	05/01/21	4,034,147
Waterchase Community Development District RB for Capital Improvement Series 2001 A
2,820,000	6.700	05/01/32	3,026,368
Watergrass Community Development District Special Assessment Series 2005 A
6,230,000	5.500	05/01/36	6,366,562
Watergrass Community Development District Special Assessment Series 2005 B
1,500,000	4.875	11/01/10	1,511,625
Waterlefe Community Development District RB for Capital Improvement Series 2001 A
935,000	6.950	05/01/31	999,870
Waters Edge Community Development District Capital Improvement RB Series 2006 A-2
1,275,000	5.400	05/01/39	1,285,391
Waters Edge Community Development District Capital Improvement RB Series 2006 B
1,000,000	5.000	11/01/12	1,004,190
Waters Edge Community Development District RB for Capital Improvement Series 2005
2,000,000	5.300	05/01/36	2,023,300
Wentworth Estates Community Development District Special Assessment Series 2006 A
15,000,000	5.625	05/01/37	15,458,100
Wentworth Estates Community Development District Special Assessment Series 2006 B
9,550,000	5.125	11/01/12	9,699,075
West Villages Improvement District Revenue Special Assessment Unit of Development No. 3 Series 2006
12,500,000	5.500	05/01/37	12,775,250
Westchester Community Development District No. 1 Special Assessment for Community Infrastructure Series 2003
4,355,000	6.000	05/01/23	4,639,643
24,250,000	6.125	05/01/35	25,848,317
Westside Community Development District Special Assessment Series 2005
5,000,000	5.650	05/01/37	5,172,000
Winter Garden Village at Fowler Groves Community Development District Special Assessment Series 2006
2,000,000	5.650	05/01/37	2,078,500
World Commerce Community Development District Special Assessment Series 2004 A-1
1,000,000	6.250	05/01/22	1,069,430
500,000	6.500	05/01/36	536,915
World Commerce Community Development District Special Assessment Series 2004 A-2
2,965,000	6.125	05/01/35	3,143,967

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Wyndam Park Community Development District Special Assessment Series 2003
$2,500,000	6.375%	05/01/34	$2,651,850
Wynnfield Lakes Community Development District Special Assessment Series 2005 A
11,550,000	5.600	05/01/36	11,803,176
Zephyr Ridge Community Development District Capital Improvement Revenue Special Assessment Series 2006 B
2,000,000	5.250	05/01/13	2,034,980

			2,334,802,360

Georgia – 0.4%
Atlanta Tax Allocation for Eastside Project Series 2005 A (AMT)
1,230,000	5.625	01/01/16	1,275,817
Atlanta Tax Allocation for Eastside Project Series 2005 B
1,085,000	5.400	01/01/20	1,125,568
2,250,000	5.600	01/01/30	2,347,830
Atlanta Tax Allocation RB for Atlantic Station Project Series 2001
10,000,000	7.750	12/01/14	11,134,000
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (A-/A3)
3,675,000	5.500	01/01/34	3,909,171
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
5,845,000	4.850	06/01/09	5,872,881
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A
1,750,000	6.125	02/15/34	1,847,247
Georgia State GO Bonds Series 2005 A (MBIA) (AAA/Aaa)
5,780,000	2.000	09/01/24	4,136,284

			31,648,798

Guam – 0.1%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-)
780,000	5.000	10/01/12	818,158
1,000,000	5.000	10/01/15	1,065,810
1,000,000	5.000	10/01/17	1,060,110
2,825,000	5.000	10/01/23	2,957,549
Guam Government GO Bonds Series 1993 A (B)
5,000,000	5.375	11/15/13	5,032,700

			10,934,327

Hawaii – 0.3%
Hawaii Airport System RB (AMT) (FGIC) (AAA/Aaa)(e)
10,000,000	5.750	07/01/15	10,847,500
Hawaii Department of Transport Special Facilities RB for Continental Airlines Inc. Series 1997 (AMT) (B/Caa1)
9,265,000	5.625	11/15/27	9,057,093
Hawaii Department of Transport Special Facilities RB Refunding for Continental Airlines Inc. Series 2000 (AMT) (B/Caa1)
2,000,000	7.000	06/01/20	2,106,720
Hawaii Improvement District RB No. 17 Special Assessment Kaloko Subdivision Series 2001
2,540,000	7.375	08/01/11	2,596,947

			24,608,260

Idaho – 0.1%
Madison County Hospital Revenue COPS Series 2006 (BBB-)
1,300,000	5.250	09/01/20	1,369,186
1,000,000	5.250	09/01/26	1,048,360
3,335,000	5.250	09/01/37	3,466,799

			5,884,345

Illinois – 1.7%
Chicago Illinois Special Assessment for Lake Shore East Series 2003
4,000,000	6.750	12/01/32	4,346,000
Chicago Illinois Tax Increment for Central Loop Redevelopment Series 2000 A
6,550,000	6.500	12/01/07	6,715,191
Chicago Illinois Tax Increment Junior Lien for Central Loop Redevelopment Project Series 2000 A (ACA)(a)
2,000,000	6.500	12/01/08	2,097,040
Chicago Illinois Tax Increment RB for Central Loop Redevelopment Series 2000 A (ACA)(a)
250,000	6.500	12/01/06	250,453
Chicago Single Family Mortgage RB for Collateral Series 2001 A (FHLMC/FNMA/GNMA) (AMT) (AAA/Aaa)
2,035,000	6.250	10/01/32	2,056,897
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006
250,000	5.400	03/01/16	259,608
1,450,000	5.625	03/01/36	1,520,891
Illinois Development Finance Authority PCRB for Amerencips Series 2000 A (BB+/Baa3)(c)
6,050,000	5.500	02/28/14	6,118,425
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Aaa)(a)
8,000,000	6.250	05/01/12	9,088,400
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (Baa3)
7,840,000	6.250	05/01/34	7,942,782
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB+)
2,500,000	5.000	02/15/15	2,525,100
5,000,000	5.375	02/15/25	5,079,050
4,000,000	5.625	02/15/37	4,092,080
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006
22,740,000	6.750	10/01/46	22,846,196
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 (BBB-/Baa3)
5,600,000	5.125	01/01/25	5,709,704
Illinois Finance Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2005 A (AMT) (BBB)
4,600,000	5.050	08/01/29	4,757,826

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – (continued)
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-SR Series 2004 A (Baa2)
$6,905,000	5.000%	06/01/24	$7,080,318
5,760,000	5.125	06/01/35	5,893,286
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-Subseries 2004 B (Baa3)
2,075,000	5.000	06/01/24	2,114,342
4,000,000	5.375	06/01/35	4,091,080
Illinois Health Facilities Authority RB for Loyola University Health Systems Series 2001 A (Baa1)
2,000,000	6.000	07/01/21	2,144,700
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004
1,805,000	6.250	03/01/34	1,916,134
Ottawa Illinois Health Care Facilities RB for Ottawa Community Hospital Series 2004 (Radian) (AA)
1,900,000	5.125	08/15/19	2,006,495
1,100,000	5.000	08/15/21	1,143,032
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006
4,750,000	6.000	03/01/36	4,867,372
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2
4,420,000	5.000	03/01/16	4,469,106
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006
4,200,000	5.750	03/01/36	4,241,454

			125,372,962

Indiana – 1.0%
Delaware County Hospital Authority RB for Cardinal Health Systems Obligation Group Series 2006 (Baa2)
3,760,000	5.250	08/01/36	3,925,891
Indiana Health & Educational Facilities Finance Authority Hospital RB for Clarian Health Obligations Series 2006 A (A+/A2)
10,000,000	5.000	02/15/36	10,398,400
42,120,000	5.000	02/15/39	43,733,196
Indiana Health & Educational Facilities Finance Authority Hospital RB for Schneck Memorial Hospital Project Series 2006 A (A-)
1,000,000	5.250	02/15/30	1,064,920
2,550,000	5.250	02/15/36	2,715,546
Indiana Health Facility Financing Authority Hospital RB for Community Foundation Northwest Industry Series 2001 A (BBB-)
1,500,000	6.375	08/01/31	1,607,925
Indianapolis Airport Authority RB for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
7,360,000	5.100	01/15/17	7,835,309
Indianapolis Airport Authority RB for Special Facilities United Air Lines Project Series 1995 A (AMT)(b)
10,000,000	6.500	11/15/31	600,000
Jasper County Industrial Economic Development RB for Georgia Pacific Corp. Project Series 2000 (AMT) (B2)
2,500,000	6.700	04/01/29	2,622,300

			74,503,487

Iowa – 0.3%
Coralville COPS Series 2006 D (A2)
2,250,000	5.250	06/01/26	2,385,450
Iowa Finance Authority Health Facilities RB Refunding for Development of Care Initiatives Project Series 2006 A (BBB-)
4,250,000	5.500	07/01/25	4,430,158
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
6,500,000	5.500	06/01/42	6,803,810
9,530,000	5.625	06/01/46	9,990,013

			23,609,431

Kansas – 0.5%
Lawrence Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
1,500,000	5.125	07/01/36	1,576,305
Olathe Senior Living Facilities RB Refunding for Aberdeen Village Inc. Series 2005 A
4,250,000	5.600	05/15/28	4,312,347
Salina Hospital RB Refunding & Improvement for Salina Regional Health Series 2006 (A1)
1,000,000	4.500	10/01/26	1,007,720
1,000,000	4.625	10/01/31	1,012,530
825,000	5.000	10/01/36	857,612
Wyandotte County/Kansas City University Government Special Obligation RB Refunding for Sales Tax 2nd Lien Area B Series 2005 (BBB-)
8,060,000	4.750	12/01/16	8,373,212
20,600,000	5.000	12/01/20	21,508,666

			38,648,392

Kentucky – 0.5%
Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.700	10/01/10	509,260
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 B (MBIA) (AAA/Aaa)(d)
1,720,000	0.000	10/01/22	829,023
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)(a)
2,250,000	6.000	10/01/13	2,595,308
4,500,000	6.000	10/01/18	5,154,930
Louisville & Jefferson County Metropolitan Government Health Systems RB for Norton Healthcare Inc. Series 2006 (A-)
28,510,000	5.000	10/01/30	29,477,344

			38,565,865

Louisiana – 0.9%
De Soto Parish Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
6,260,000	5.000	11/01/18	6,421,696
Hodge Utility RB Series 2003 (AMT) (CCC+)
6,750,000	7.450	03/01/24	8,425,485

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Louisiana – (continued)
Tobacco Settlement Financing Corp. RB Series 2001 B (BBB/Baa3)
$17,225,000	5.500%	05/15/30	$18,064,374
28,575,000	5.875	05/15/39	30,355,223

			63,266,778

Maryland – 1.2%
Baltimore Maryland Convention Center Hotel RB SubSeries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	615,834
15,155,000	5.875	09/01/39	16,179,478
Baltimore Maryland Special Obligation RB for Clipper Mill Project Series 2004
4,627,000	6.250	09/01/33	4,925,719
Baltimore Maryland Special Obligation RB for Harborview Lot No. 2 Series 2003
3,000,000	6.500	07/01/31	3,230,760
Baltimore Maryland Special Obligation RB for Strathdale Manor Project Series 2003
3,750,000	7.000	07/01/33	4,100,700
Maryland Health & Higher Educational Facilities Authority RB for Edenwald Series 2006 A
1,000,000	5.400	01/01/31	1,037,110
1,100,000	5.400	01/01/37	1,130,052
Maryland State Department of Transportation RB (AAA/Aa2)(e)
23,300,000	5.000	05/01/14	25,410,048
Maryland State Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project Series 2006 (AMT) (BBB)(c)
2,000,000	4.600	04/01/16	2,024,320
Maryland State Health & Higher Educational Facilities Authority RB for Medstar Health Series 2004 (BBB+/Baa1)
1,000,000	5.750	08/15/16	1,102,630
4,500,000	5.375	08/15/24	4,813,740
10,750,000	5.500	08/15/33	11,448,535
Prince Georges County Special Obligation Bonds for National Harbor Project Series 2004 RMKT 9/21/05
1,890,000	4.700	07/01/15	1,942,126
4,750,000	5.200	07/01/34	4,874,545
Prince Georges County Special Tax District for Victoria Falls Project Series 2005
1,500,000	5.250	07/01/35	1,523,550
Westminster Maryland Economic Development RB for Carroll Lutheran Village Series 2004 A
4,000,000	6.250	05/01/34	4,220,000

			88,579,147

Massachusetts – 0.7%
Massachusetts Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+)
2,235,000	5.625	04/01/19	2,301,826
2,000,000	5.625	04/01/29	2,051,800
Massachusetts GO Bonds Series C (FSA) (AAA/Aaa)(e)
10,000,000	5.380	12/01/14	10,723,100
Massachusetts Health and Educational Facilities Authority RB for Civic Investments Series 2002 A
2,900,000	9.000	12/15/15	3,597,682
Massachusetts Health and Educational Facilities Authority RB for Civic Investments Series 2002 B
2,000,000	9.200	12/15/31	2,479,180
Massachusetts Health and Educational Facilities Authority RB for Saint Memorial Medical Center Series 1993 A (Ba1)
5,400,000	6.000	10/01/23	5,438,556
Massachusetts State Development Finance Agency RB for Hampshire College Series 2004 (BBB/Baa2)
1,000,000	5.625	10/01/24	1,072,080
1,000,000	5.700	10/01/34	1,068,790
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
7,530,000	5.500	07/01/40	7,847,992
Massachusetts State Health and Educational Facilities Authority RB for UMass Memorial Issue Series 2005 D (BBB/Baa2)
13,700,000	5.000	07/01/33	13,969,205

			50,550,211

Michigan – 0.9%
Flint Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (Ba1)
1,460,000	5.375	07/01/20	1,468,307
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Refunding Series 2003 (Ba1)
3,205,000	5.500	07/01/08	3,227,723
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Ba1)
2,250,000	5.375	07/01/28	2,242,688
Michigan State Hospital Finance Authority RB for Chelsea Community Hospital Obligation Series 2005 (BBB)
415,000	5.000	05/15/25	425,715
400,000	5.000	05/15/30	409,480
1,000,000	5.000	05/15/37	1,021,580
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa1)
1,530,000	5.000	05/15/26	1,569,505
2,000,000	5.000	05/15/34	2,047,400
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health Systems Series 2006 A (A/A1)
9,375,000	5.000	11/15/38	9,780,750
Michigan State Strategic Fund Solidwaste Disposal RB Refunding for Waste Management Inc. Project Series 2002 (AMT) (BBB)
10,000,000	4.625	12/01/12	10,150,500
Midland County Economic Development RB for Obligation-Midland Series 2000 B (B/B3)
5,000,000	6.750	07/23/09	5,125,050
Midland County Economic Development RB for Sub-Ltd. Obligation Series 2000 A (AMT) (B/B3)
11,150,000	6.875	07/23/09	11,429,084
Monroe County Hospital Finance Authority RB Refunding for Mercy Hospital Corp. Obligation Series 2006 (BBB-/Baa3)
3,500,000	5.500	06/01/35	3,685,710
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB-/Baa3)
1,750,000	5.375	06/01/26	1,839,950

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Michigan – (continued)
Wayne Charter County Special Airport Facilities RB for Northwest Airlines Inc. Series 1995(b)
$3,250,000	6.750%	12/01/15	$2,352,513
Wayne Charter County Special Airport Facilities RB for Northwest Airlines Inc. Series 1999 (AMT)(b)
8,235,000	6.000	12/01/29	5,980,422

			62,756,377

Minnesota – 0.8%
Aitkin Health Care Facilities RB Refunding for Riverwood Health Care Center Series 2006
700,000	5.500	02/01/24	721,756
1,380,000	5.600	02/01/32	1,421,648
Becker PCRB for Northern States Power Series 2000 A (A-/A2)
10,000,000	8.500	04/01/30	12,493,800
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB)
7,500,000	7.250	06/15/32	8,218,350
Inver Grove Heights Nursing Home RB Refunding for Presbyterian Homes Care Series 2006
525,000	5.500	10/01/33	532,067
1,000,000	5.500	10/01/41	1,008,820
Minneapolis Tax Increment RB for Grant Park Project Series 2006
795,000	5.000	02/01/16	806,432
420,000	5.200	02/01/22	424,528
St. Paul Housing and Redevelopment Authority Hospital RB for Healtheast Project Series 2005 (BB+/Baa3)
11,500,000	6.000	11/15/30	12,660,925
10,000,000	6.000	11/15/35	10,969,100
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2003 A (BB)
2,700,000	5.750	05/01/25	2,830,464
1,400,000	5.875	05/01/30	1,463,854
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2003 B
2,700,000	6.000	05/01/30	2,846,124

			56,397,868

Mississippi – 0.3%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)
1,000,000	6.250	09/01/23	1,066,300
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
7,400,000	5.875	04/01/22	7,430,340
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB+)
3,000,000	5.250	12/01/21	3,200,640
1,825,000	5.250	12/01/26	1,937,895
Warren County RB Gulf Opportunity Zone for International Paper Co. Series 2006 A (BBB/Baa3)
11,250,000	4.800	08/01/30	11,344,162

			24,979,337

Missouri – 0.4%
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A
260,000	5.250	10/01/21	260,933
385,000	5.400	10/01/26	388,142
355,000	5.500	10/01/31	359,512
500,000	5.550	10/01/36	506,340
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A
2,150,000	5.500	01/01/09	2,159,524
1,000,000	6.250	01/01/24	1,040,850
2,500,000	6.500	01/01/35	2,630,925
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)
1,290,000	6.250	01/01/30	1,377,114
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
3,230,000	4.750	06/01/25	3,282,229
15,960,000	5.000	06/01/35	16,339,529
St. Louis IDA MF Hsg. for Vaughn Elderly Apartments Project Series 2004 (AMT)(c)
2,610,000	4.000	12/20/06	2,609,974
Strother Interchange Transportation Development District Lees Summit RB Series 2006
675,000	5.000	05/01/24	683,559

			31,638,631

Montana(c) – 0.1%
Forsyth Montana PCRB Refunding Portland General Series 1998-A RMKT 5/1/03 (BBB+/Baa1)
10,500,000	5.200	05/01/09	10,761,450

Nevada – 1.5%
Clark County Improvement District No. 142-Local Improvement Special Assessment Series 2003
1,460,000	5.800	08/01/15	1,510,604
4,995,000	6.100	08/01/18	5,172,222
3,990,000	6.375	08/01/23	4,134,119
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 A (AMT)(B)
10,380,000	5.600	10/01/30	10,389,134
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 B (AMT)(B)
13,665,000	5.900	10/01/30	13,715,834
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 C(B)
710,000	5.500	10/01/30	710,696
Clark County Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(c)
4,835,000	5.450	03/01/13	5,062,245
Clark County School District GO Bonds Series D (MBIA) (AAA/Aaa)(e)
17,900,000	5.500	06/15/12	19,586,180
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project 2000 2nd Tier
1,000,000	7.375	01/01/30	1,027,730

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Nevada – (continued)
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project Series 2000 2nd Tier
$3,000,000	7.250%	01/01/23	$3,073,620
10,000,000	7.375	01/01/40	10,256,300
Henderson Local Improvement Districts No. T-14 Special Assessment Series 2003
1,780,000	5.550	03/01/17	1,837,334
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005
620,000	4.500	03/01/08	623,937
1,060,000	4.900	03/01/17	1,078,826
1,555,000	5.000	03/01/20	1,582,306
820,000	5.100	03/01/22	839,877
3,600,000	5.125	03/01/25	3,679,488
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005
1,400,000	5.000	09/01/25	1,425,326
Las Vegas Local Improvement Bonds Special Assessment District No. 808 Summerlin Area Series
2001
1,130,000	5.700	06/01/08	1,160,792
1,965,000	6.750	06/01/21	2,026,799
Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004
1,335,000	5.900	06/01/17	1,375,477
1,375,000	5.900	06/01/18	1,453,210
500,000	6.000	06/01/19	515,165
5,000,000	6.250	06/01/24	5,151,400
Washoe County Water Facilities RB for Sierra Pacific Power Co. Series 2001 (AMT) (BB+/Ba1)
(c )
8,000,000	5.000	07/01/09	8,108,400

			105,497,021

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (Baa3)
1,050,000	5.250	06/01/26	1,080,996
1,100,000	5.250	06/01/36	1,122,132
New Hampshire Health & Educational Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-)
1,000,000	5.500	07/01/25	1,027,270
1,400,000	5.875	07/01/34	1,451,716
New Hampshire Health and Education Facilities Authority RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
1,400,000	5.000	07/01/32	1,457,610
New Hampshire Health and Education Facilities Authority RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
1,610,000	5.000	07/01/36	1,669,860
New Hampshire State Business Finance Authority RB for Waste Management Inc. Project Series 2002 (AMT) (BBB)
3,750,000	5.200	05/01/27	3,918,450

			11,728,034

New Jersey – 3.9%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A
825,000	5.000	01/01/15	832,252
710,000	5.750	01/01/25	739,145
1,230,000	5.875	01/01/37	1,279,557
New Jersey Economic Development Authority RB for First Mortgage of The Presbyterian Home Series 2001 A
1,500,000	6.250	11/01/20	1,585,170
New Jersey Economic Development Authority Retirement RB for Seabrook Village Inc. Series 2000 A
2,500,000	8.000	11/15/15	2,794,775
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines Inc Project Series 1998 (AMT) (CCC+/Caa1)
7,480,000	5.500	04/01/28	7,039,129
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines Inc. Project Series 1999 (AMT) (B/Caa1)
7,000,000	6.625	09/15/12	7,528,360
24,520,000	6.250	09/15/19	25,394,138
4,060,000	6.400	09/15/23	4,220,735
35,135,000	6.250	09/15/29	36,387,563
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (Baa3)
1,825,000	5.500	07/01/30	1,920,557
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Baa3)
820,000	6.500	07/01/21	900,245
500,000	6.625	07/01/31	546,515
New Jersey Health Care Facilities Financing Authority RB for South Jersey Hospital Series 2002 (Baa1)(a)
2,000,000	6.000	07/01/12	2,140,080
New Jersey Health Care Facilities Financing Authority RB for South Jersey Hospital Series 2006 (Baa1)
2,800,000	5.000	07/01/36	2,910,768
9,375,000	5.000	07/01/46	9,693,844
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB/Baa1)
1,500,000	6.875	07/01/30	1,667,550
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson Series 2004 C (BBB-)
1,000,000	5.500	07/01/23	1,076,410
New Jersey Tobacco Settlement Financing Corp. RB for Public Improvement Series 2002 (BBB/Baa3)
53,480,000	5.750	06/01/32	57,193,116
Tobacco Settlement Financing Corp. RB for New Jersey Asset Backed Bonds Series 2002 (BBB/Baa3)
21,055,000	6.000	06/01/37	22,775,404
40,105,000	6.125	06/01/42	43,628,224
Tobacco Settlement Financing Corp. RB Series 2003 (BBB/Baa3)
7,630,000	6.750	06/01/39	8,723,532
5,130,000	7.000	06/01/41	5,938,283
32,345,000	6.250	06/01/43	35,864,136

			282,779,488

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New Mexico – 0.5%
Farmington PCRB for Public Service Co. San Juan Series 1996 B (BBB/Baa2)
$2,500,000	6.300%	12/01/16	$2,554,825
Farmington PCRB for San Juan Project Series 2003 A (BBB/Baa2)
31,000,000	4.875	04/01/33	31,749,270
Farmington PCRB for Tucson Electric Power Co. San Juan Series 1997 A (B+/Baa3)
3,000,000	6.950	10/01/20	3,130,050
Mariposa East Public Improvement District GO Series 2006
500,000	5.500	09/01/16	517,320
1,000,000	6.000	09/01/32	1,045,040

			38,996,505

New York – 3.7%
Long Island Power Authority Electric Systems RB General Series 2006 C (A-/A3)
18,760,000	5.000	09/01/35	19,833,260
Metropolitan Transportation Authority RB Series A (AMBAC) (AAA/Aaa)(e)
10,000,000	5.500	11/15/15	11,062,000
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital of Rochester Series 2005 (BBB+/Baa1)
1,000,000	5.000	08/01/22	1,039,410
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 A (A3)
400,000	6.250	11/01/21	431,372
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 B (A3)
1,000,000	5.875	11/01/11	1,047,550
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 C (A3)
615,000	5.625	11/01/10	632,583
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 D (A3)
600,000	5.625	11/01/09	627,258
New York City GO Bonds Series 2005 J (AA-/A1)
16,710,000	5.000	03/01/25	17,652,277
New York City GO Bonds Series 2006 A (AA-/A1)
26,160,000	5.000	08/01/21	28,055,815
New York City IDA Civic Facility RB for Polytechnic University Project Series 2000 (BB+/Ba3)
150,000	5.200	11/01/07	151,257
2,000,000	6.000	11/01/20	2,129,840
New York City IDA Civic Facility RB for Staten Island University Hospital Series 2000 (B2)
1,005,000	6.375	07/01/31	1,051,642
New York City IDA RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AAA/Aaa)
21,285,000	5.000	01/01/36	22,716,842
New York City IDA Special Facilities RB for Continental Airlines Inc. Series 2003 (AMT) (CCC+)
1,740,000	7.250	11/01/08	1,765,073
4,055,000	8.000	11/01/12	4,395,579
New York City Industrial Development Agency Civic Facilities RB for Staten Island University Hospital Project Series 2002 C (B2)
1,480,000	6.450	07/01/32	1,563,457
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)
14,010,000	5.400	07/01/20	13,360,917
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1994 (AMT) (CCC+/Caa2)
4,000,000	6.900	08/01/24	4,031,240
New York City Industrial RB for Liberty 7 World Trade Center Project Series 2005 B
2,000,000	6.750	03/01/15	2,159,300
New York City Industrial RB for Liberty 7 World Trade Center Series 2005 A
5,000,000	6.250	03/01/15	5,337,700
New York City Transitional Finance Authority RB Refunding Future Tax Secured Series A (AAA/Aa1)(e)
16,000,000	5.500	11/01/11	17,309,920
New York Convention Center Operating Corp. COPS for Yale Building Acquisition Project Series 2003(a)
4,000,000	5.250	06/01/07	4,078,800
New York GO Bonds Series 2003 D (AA-/A1)
6,000,000	5.250	10/15/18	6,496,440
New York GO Bonds Series 2005 M (AA-/A1)
7,980,000	5.000	04/01/25	8,433,982
New York State Dormitory Authority Non State Supported Debt RB for NYU Hospital Center Series 2006 A (BB/Ba2)
5,000,000	5.000	07/01/20	5,122,150
9,100,000	5.000	07/01/26	9,286,732
New York State Dormitory Authority RB for New York Methodist Hospital Series 2004 (A3)
1,000,000	5.250	07/01/24	1,069,470
New York State Dormitory Authority RB for North Shore Long Island Jewish Group Series 2003 (A3)
6,620,000	5.000	05/01/18	6,929,816
New York State Environmental Facilities Corp. PCRB for Water Finance Authority Project Series E (MBIA) (AAA/Aaa)(e)
21,850,000	6.000	06/15/11	24,130,654
New York State Urban Development Corp. RB for Correctional & Youth Facilities Services Series A (AA-)(c)(e)
14,500,000	5.250	01/01/09	14,961,970
Niagara County Industrial Development Agency RB for Solid Waste Disposal Refunding Series 2001 A (AMT) (BB+/Baa3)(c)
5,000,000	5.450	11/15/12	5,351,250
Saratoga County IDA Civic Facility RB for Saratoga Hospital Project Series 2004 A (BBB+)
750,000	5.000	12/01/08	765,990
1,205,000	5.000	12/01/12	1,261,466
300,000	5.000	12/01/14	315,867
Suffolk County Industrial Development Agency Continuing Care Retirement RB Refunding for Jeffersons Ferry Project Series 2006 (BBB-)
2,000,000	5.000	11/01/28	2,055,280

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series A/1 (AA-/A1)
$15,910,000		5.500%	06/01/18	$17,290,829
Westchester County Healthcare Corp. RB for Senior Lien Series 2000 A (BB/Ba2)
4,000,000		5.875	11/01/25	4,148,720

				268,053,708

North Carolina – 1.1%
Charlotte Special Facilities RB for Charlotte/Douglas International US Airways Airport Series 1998 (AMT)
6,760,000		5.600	07/01/27	6,797,112
Charlotte Special Facilities RB for Douglas International Airport US Airways Series 2000 (AMT)
3,000,000		7.750	02/01/28	3,233,040
Gaston County Industrial Facilities & Pollution Control Financing Authority RB for National Gypsum Co. Project Series 2005 (AMT)
20,500,000		5.750	08/01/35	21,847,055
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 C (BBB/Baa2)
6,495,000		5.375	01/01/16	6,952,443
4,850,000		5.375	01/01/17	5,177,957
North Carolina Eastern Municipal Power Agency Power System RB Series 2003 D (BBB/Baa2)
3,400,000		5.125	01/01/23	3,535,286
North Carolina Medical Care Commission Health Care Facilities RB Refunding for First Mortgage Salemtowne Series 2006
1,850,000		5.000	10/01/23	1,865,466
1,100,000		5.100	10/01/30	1,111,638
North Carolina Medical Care Community Health Care Facilities RB 1st Mortgage for Presbyterian Homes Series 2006
1,650,000		5.600	10/01/36	1,725,059
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (AA)
2,505,000		5.500	10/01/13	2,707,855
North Carolina Medical Care Community Retirement Facilities RB 1st Mortgage for Givens Estates Project Series 2003 A
3,000,000		6.500	07/01/32	3,230,760
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Church Project Series 2005 A
2,750,000		5.250	09/01/21	2,803,322
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Church Project Series 2005 B(c)
1,500,000		4.300	09/01/08	1,501,755
North Carolina Medical Care Community Retirement Facilities RB Refunding 1st Mortgage for United Methodist Church Series 2005 C
1,000,000		5.250	10/01/24	1,028,310
1,600,000		5.500	10/01/32	1,661,632
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AAA/Aaa)
1,000,000		5.500	01/01/14	1,112,940
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1999 B (BBB+/A3)
1,750,000		6.375	01/01/13	1,901,183
5,000,000		6.500	01/01/20	5,452,000
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (BBB+/A3)
2,550,000		5.500	01/01/13	2,759,788

				76,404,601

North Dakota – 0.1%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
2,100,000		5.125	07/01/25	2,203,467
1,500,000		5.125	07/01/29	1,565,535

				3,769,002

Ohio – 0.8%
Cleveland Airport Special RB for Continental Airlines Inc. Series 1998 (AMT) (B-/Caa1)
28,025,000		5.375	09/15/27	27,796,596
Cleveland Airport Special RB for Continental Airlines Inc. Series 1999 (AMT) (B-/Caa1)
3,925,000		5.500	12/01/08	3,939,405
20,550,000		5.700	12/01/19	20,886,815
Coshocton County Environmental RB Refunding for Smurfit Stone Container Series 2005 (CCC+)
(f	)
3,000,000		5.125	08/01/13	3,015,210
Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT) (BBB+)
820,000		5.000	05/15/20	837,318
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A
2,500,000		6.250	12/01/36	2,661,150

				59,136,494

Oklahoma – 1.5%
Norman Oklahoma Regional Hospital Authority RB Series 2005 (BBB-)
3,250,000		5.375	09/01/36	3,386,695
Tulsa Municipal Airport Trust RB for American Airlines Series 2000 B (AMT) (B/Caa2)(c)
26,100,000		6.000	12/01/08	26,633,484
Tulsa Municipal Airport Trust RB for American Airlines Series 2001 A (AMT) (B/Caa2)(c)
14,110,000		5.375	12/01/06	14,113,669
Tulsa Municipal Airport Trust RB for American Airlines Series 2001 B (AMT) (B/Caa2)(c)
27,675,000		5.650	12/01/08	28,051,933
Tulsa Municipal Airport Trust RB VRDN Refunding Series 2000 A RMKT 12/1/04 (AMT) (B/Caa2)
(c	)
25,500,000		7.750	12/01/14	29,642,730
Weatherford Hospital Authority RB Series 2006
2,200,000		6.000	05/01/25	2,301,068
1,365,000		6.000	05/01/31	1,407,697

				105,537,276

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Oregon – 0.3%
Gilliam County Solid Waste Disposal RB for Waste Management Project Series 2002 (AMT) (BBB)
$18,000,000	5.250%	07/01/29	$19,291,680
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 CLVII (AMT) (B/B2)
195,000	6.350	08/01/25	195,786
Portland Multifamily RB for Pacific Tower Series 2001 C (AMT)
2,605,000	7.000	12/01/34	2,642,616

			22,130,082

Pennsylvania – 3.9%
Allegheny County Airport RB for Pittsburgh International Airport Series 1997 A-1 (MBIA) (AMT) (AAA/Aaa)
2,000,000	5.750	01/01/09	2,077,960
Allegheny County Hospital Development Authority RB for Health Systems Series 2000 B (B+/Ba3)
210,000	9.250	11/15/15	250,700
16,460,000	9.250	11/15/22	19,650,113
14,540,000	9.250	11/15/30	17,357,997
Allegheny County Hospital Development Authority RB for Ohio Valley General Hospital Project Series 2005 A (Baa2)
2,300,000	5.000	04/01/25	2,347,380
4,130,000	5.125	04/01/35	4,253,528
Allegheny County IDA RB Refunding for Environmental Improvement Series 2005 (BB/Ba1)
12,570,000	5.500	11/01/16	13,343,558
Allegheny County Redevelopment Authority for Pittsburgh Mills Project Series 2004
3,030,000	5.100	07/01/14	3,124,021
2,000,000	5.600	07/01/23	2,126,940
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB+/Ba3)
7,265,000	6.000	11/15/16	7,317,599
Bucks County IDA Retirement Community RB for Ann’s Choice, Inc. Facilities Series 2005 A
3,000,000	6.250	01/01/35	3,186,510
Chester County Health & Education RB for Jenners Pond Inc. Project Series 2002(a)
3,000,000	7.625	07/01/12	3,377,250
Chester Economic Development Authority RB GTD Series 2004
8,640,000	7.000	03/01/19	9,599,731
Cumberland County Municipal Authority Retirement Community RB Unrefunded Balance Wesley Series 2002 A(a)
1,390,000	7.250	01/01/13	1,670,627
Delaware County IDA RB Refunding for Residential Recovery Facilities Series 1997 A (BB+/Ba2)
32,100,000	6.100	07/01/13	33,490,572
Fulton County IDA RB for Medical Center Project Series 2006
1,500,000	5.875	07/01/31	1,553,790
2,000,000	5.900	07/01/40	2,067,820
Lehigh County General Purpose Authority RB for Saint Lukes Bethlehem Hospital Series 2003 (BBB/Baa1)
11,500,000	5.375	08/15/33	12,129,970
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)
1,550,000	5.375	11/15/34	1,668,699
Montgomery County IDA RB for Whitemarsh Continued Care Project Series 2005
1,720,000	5.125	02/01/12	1,736,443
1,775,000	5.300	02/01/13	1,808,228
2,000,000	6.125	02/01/28	2,128,620
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005
5,805,000	6.250	02/01/35	6,170,367
New Morgan IDA Solid Waste Disposal RB for New Morgan Landfill Co. Inc. Project Series 1994 (AMT) (BB-/B3)
8,115,000	6.500	04/01/19	8,153,140
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
11,500,000	6.375	11/01/41	12,550,985
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2002 A (AMT) (B2)
26,550,000	6.750	12/01/36	28,570,720
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2002 B Converted 12/22/04 (AMT) (B2)
36,500,000	6.750	12/01/36	39,278,015
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Series 2003 A (AMT) (B2)
2,000,000	6.750	12/01/36	2,152,220
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Seward Series 2001 A (AMT) (B2)
18,500,000	6.750	12/01/36	19,908,035
Pennsylvania State Public School Building Authority RB for Montgomery County Community College Project Series 2005 (AMBAC) (Aaa)
1,410,000	5.000	05/01/24	1,506,515
675,000	5.000	05/01/25	721,204
Philadelphia Gas Works RB Eighteenth Series 2004 (CIFG) (AAA/Aaa)
3,195,000	5.000	08/01/14	3,436,638
3,350,000	5.000	08/01/15	3,591,770
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)
500,000	6.150	07/01/14	505,930
4,825,000	6.200	07/01/17	4,872,671
6,840,000	6.250	07/01/20	6,894,173
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)
2,275,000	5.375	11/15/34	2,433,226

			287,013,665

Puerto Rico – 3.4%
Children’s Trust Fund RB for Tobacco Settlement Series 2000 (AAA)(a)
5,310,000	5.750	07/01/10	5,533,498
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (BBB/Baa3)
1,755,000	5.250	07/01/26	1,897,102
23,260,000	5.250	07/01/30	25,009,617

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2006 B (BBB/Baa3)
$31,530,000	5.000%	07/01/35	$32,953,579
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series C (MBIA) (AAA/Aaa)(c)(e)
15,000,000	5.000	07/01/08	15,342,300
Puerto Rico Commonwealth GO for Public Improvement Series 2004 A (BBB/Baa3)
4,000,000	5.250	07/01/20	4,302,320
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
7,950,000	5.000	12/01/09	8,222,049
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2005 K (BBB+/Baa3)
5,840,000	5.000	07/01/35	6,081,192
Puerto Rico Commonwealth Highway & Transportation Authority RB Transportation Series 2005 K (BBB+/Baa3)
7,250,000	5.000	07/01/45	7,549,425
Puerto Rico Commonwealth Infrastructure Financing Authority RB Series 2005 B (BBB/Baa3)
9,820,000	5.000	07/01/41	10,225,566
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
17,690,000	5.000	07/01/31	18,588,121
18,750,000	5.000	07/01/37	19,656,750
22,250,000	5.000	07/01/46	23,236,788
Puerto Rico Industrial Medical & Environmental PCRB Financing Authority Special Facilities for American Airlines Series 1985 A (CCC+/Caa2)
5,400,000	6.450	12/01/25	5,468,958
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
6,285,000	5.000	03/01/36	6,468,711
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G. Mendez University Systems Project Series 2006 (BBB-)
1,490,000	5.000	03/01/21	1,563,517
Puerto Rico Public Buildings Authority RB Guaranteed Government Facilities Series 2004 I (BBB/Baa3)
20,000,000	5.250	07/01/33	21,268,000
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(c)
19,000,000	5.750	02/01/12	20,623,170
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriation Series A (MBIA) (AAA/Aaa)(e)
9,675,000	5.500	08/01/16	10,522,433

			244,513,096

Rhode Island – 0.7%
Rhode Island Health & Educational Building Corp. Higher Education Facilities RB for Roger Williams University Series 2006 B (Radian) (AA)
5,460,000	5.000	11/15/36	5,727,867
Rhode Island Industrial Facilities Corp. Solid Waste Disposal RB for Waste Management, Inc. Series 2004 A (AMT) (BBB)(c)
3,000,000	4.625	04/01/16	3,042,210
Rhode Island State Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (Baa2)(a)
2,840,000	6.000	09/15/08	2,961,836
Tobacco Settlement Financing Corp. RB for Rhode Island Asset Backed Bonds Series 2002 A (BBB/Baa3)
6,195,000	6.000	06/01/23	6,590,613
7,500,000	6.125	06/01/32	8,043,525
20,340,000	6.250	06/01/42	21,731,663

			48,097,714

South Carolina – 1.7%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (B-)(d)
15,000,000	0.000	01/01/33	1,984,500
Greenville County Airport RB for Donaldson Industrial Air Park Project Series 2001 (AMT) (Baa3)
4,040,000	6.125	10/01/17	4,249,999
Greenville County School District Installment RB Refunding for Building Equity Sooner Series 2005 (AAA/Aa1)
17,140,000	4.625	12/01/20	18,113,552
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 A
5,186,000	6.875	11/01/35	5,278,207
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 B
4,723,000	6.125	11/01/14	4,787,138
Lancaster County Special Assessment Revenue for Edenmoor Improvement District Series 2006 A
5,000,000	5.750	12/01/37	5,137,550
South Carolina Jobs Economic Development Authority RB for Palmetto Health Alliance Series 2000 A (BBB+/Baa1)
10,000,000	6.250	08/01/31	10,983,100
South Carolina Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
19,510,000	6.000	05/15/22	20,742,057
35,695,000	6.375	05/15/28	38,490,990
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B/B3)
11,430,000	5.700	01/01/24	11,436,515

			121,203,608

Tennessee – 1.0%
Chattanooga Health Educational & Housing Facilities Board RB for CDFI Phase I LLC Project Series 2005 A (BBB-)
5,000,000	5.000	10/01/25	5,066,350
13,500,000	5.125	10/01/35	13,755,150
Elizabethton Health and Educational Facilities Board Hospital RB for First Mortgage Series B(e)
12,000,000	8.000	07/01/33	14,159,520
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa2)
9,225,000	5.500	07/01/36	9,918,259

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Tennessee – (continued)
Johnson City Health and Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A
$1,000,000	6.250%	02/15/32	$1,045,150
Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Prerefunded Series 2002 (AAA)(a)
935,000	6.000	09/01/12	1,051,445
Shelby County Health Educational & Housing Facilities Board Hospital RB for Methodist Healthcare Prerefunded Series 2002 (AAA)(a)(f)
1,565,000	6.000	09/01/12	1,759,905
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A
2,000,000	5.625	09/01/26	2,042,600
Shelby County Health Educational & Housing Facilities Board RB PA 1277 A (RITES) (AA)(c)(e)
9,190,000	6.815	10/01/08	9,974,091
Shelby County Health Educational & Housing Facilities Board RB PA 1277 B (RITES) (AA)(e)
1,310,000	6.815	09/01/08	1,416,948
Sullivan County Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
9,875,000	5.250	09/01/36	10,329,546

			70,518,964

Texas – 7.7%
Alliance Airport Authority Inc. Special Facilities RB for American Airlines Inc. Project Series 1991 (AMT) (CCC+/Caa2)
15,845,000	7.000	12/01/11	16,101,214
Alliance Airport Authority Special Facilities RB for Fedex Corp. Project Series 2006 (AMT) (BBB/Baa2)
70,245,000	4.850	04/01/21	71,571,226
Bexar County Health Facilities Development Corp. RB for Army Retirement Residence Project Series 2002 (BBB-)
1,200,000	6.125	07/01/22	1,281,312
1,000,000	6.300	07/01/32	1,069,720
Brazos River Authority PCRB for TXU Electric Co. Project Series 1999 A (AMT) (BBB-/Baa2)
14,375,000	7.700	04/01/33	16,738,825
Brazos River Authority PCRB for TXU Electric Co. Project Series 1999 C (AMT) (BBB-/Baa2)
6,800,000	7.700	03/01/32	7,922,272
Brazos River Authority PCRB for TXU Electric Co. Project Series 2001 C (AMT) (BBB-/Baa2)(c)
21,940,000	5.750	11/01/11	23,287,116
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2003 C (AMT) (BBB-)
9,275,000	6.750	10/01/38	10,377,055
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2003 D (BBB-)(c)
3,025,000	5.400	10/01/14	3,215,484
Brazos River Authority RB for Reliant Energy Inc. Project Series 1999 A (BBB-/Ba1)
6,250,000	5.375	04/01/19	6,430,938
Brazos River Authority RB for Reliant Energy Inc. Project Series 1999 B (BBB-)
10,000,000	7.750	12/01/18	10,732,200
Dallas County Flood Control District GO Bonds Series 2002(f)
6,000,000	7.250	04/01/32	6,424,980
Dallas Fort Worth International Airport Facility Improvement Corp. RB for American Airlines Inc. Series 1995 (CCC+/Caa2)
42,000,000	6.000	11/01/14	42,035,700
Dallas Fort Worth International Airport Facility Improvement Corp. RB for American Airlines Inc. Series 1995 (AMT) (CCC+/Caa2)
43,395,000	6.375	05/01/35	44,545,401
Dallas Fort Worth International Airport Facility Improvement Corp. RB Refunding for American Airlines Inc. Series 2000 C (AMT) (CCC+/Caa2)(c)
51,885,000	6.150	11/01/07	52,481,677
Dallas Fort Worth International Airport RB Series 2003 A (AMBAC) (AMT) (AAA/Aaa)
1,725,000	5.000	11/01/32	1,784,633
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT Refunding Series 2000 Subseries A-1 (AMT) (CCC+/Caa2)(c)
5,620,000	8.500	05/01/08	5,903,979
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT Refunding Series 2000 Subseries A-2 (AMT) (CCC+/Caa2)(c)
5,020,000	9.000	05/01/15	6,091,770
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT Refunding Series 2000 Subseries A-3 (AMT) (CCC+/Caa2)
25,545,000	9.125	05/01/29	31,271,934
Georgetown Health Facilities Development Corp. RB for Georgetown Hospital Healthcare System Series 1999(a)
3,000,000	6.250	08/15/09	3,258,720
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)
1,500,000	6.650	04/01/32	1,635,600
Harris County Health Facilities Development Corp. Hospital RB for Memorial Hermann Healthcare System Series 2004 A (A+/A2)
2,595,000	5.000	12/01/20	2,735,883
435,000	5.000	12/01/21	458,007
1,000,000	5.125	12/01/22	1,058,560
1,000,000	5.125	12/01/23	1,055,760
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 B (AMT) (B-/Caa1)
1,000,000	5.700	07/15/29	982,390
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 C (AMT) (B-/Caa1)
4,730,000	5.700	07/15/29	4,617,568
Houston Airport System Special Facilities RB for Continental Airlines Series 2001 E (AMT) (B-/Caa1)
3,400,000	6.750	07/01/21	3,640,890
33,060,000	6.750	07/01/29	35,345,768

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Houston Health Facilities Development Corp. Retirement Facility RB for Buckingham Senior Living Community Series 2004 A
$1,500,000	7.125%	02/15/34	$1,670,925
Houston Texas GO Bonds for Public Improvements (MBIA) (AAA/Aaa)(e)
25,835,000	5.000	03/01/10	26,990,961
Los Fresnos Consolidated Independent School District GO Bonds Series 2006 (PSF-GTD) (AAA/Aaa)
10,365,000	5.000	08/15/39	10,947,306
5,760,000	5.000	08/15/43	6,027,322
Matagorda County Navigation District No. 1 RB for Reliant Energy Project Series 1999 B (AMT) (BBB-/Ba1)
11,000,000	5.950	05/01/30	11,402,270
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities (BBB-)
1,500,000	5.000	02/15/15	1,550,685
2,025,000	5.500	02/15/25	2,128,052
3,250,000	5.625	02/15/35	3,431,090
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B1)
4,200,000	7.200	01/01/21	4,386,312
5,000,000	7.250	01/01/31	5,217,800
Port Corpus Christi Authority RB for Celanese Project Series 2002 B (AMT) (B/B3)
8,500,000	6.700	11/01/30	9,311,835
Port Corpus Christi Industrial Development Corp. RB Refunding for Valero Convertible 3/17/98 Series 1997 B (BBB/Baa3)
2,500,000	5.400	04/01/18	2,598,250
Port Corpus Christi Industrial Development Corp. RB Refunding for Valero Convertible 3/17/98 Series 1997 C (BBB/Baa3)
1,000,000	5.400	04/01/18	1,039,300
Red River Authority PCRB for Celanese Project Series 2002 B (AMT) (B/B3)
4,500,000	6.700	11/01/30	4,929,795
Red River Authority PCRB for Hoechst Celanese Corp. Project Series 1994 (B/B3)
3,000,000	5.200	05/01/07	3,011,730
Sabine River Authority PCRB for TXU Energy Co. LLC Project Series 2003 B (BBB-/Baa2)
3,000,000	6.150	08/01/22	3,297,840
Sabine River Authority PCRB VRDN for TXU Electric Co. Project Series 2001 A (BBB-/Baa2)(c)
19,040,000	5.500	11/01/11	20,030,461
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health Systems Project Series 2001 (Baa3)
2,000,000	6.750	05/15/21	2,165,300
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
8,650,000	5.000	07/01/20	8,786,064
9,250,000	5.000	07/01/23	9,345,645
Travis County Health Facilities Development Corp. Retirement Facilities RB for Querencia Barton Creek Project Series 2005
1,600,000	5.650	11/15/35	1,616,272
Weslaco Health Facilities RB for Knapp Medical Center Project Series 2002 (BBB+)
4,395,000	6.000	06/01/17	4,743,787

			558,685,584

U. S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series
2004 A (BBB )
2,225,000	5.000	10/01/10	2,312,087
1,045,000	5.000	10/01/12	1,101,179
1,000,000	5.000	10/01/14	1,065,120
1,250,000	5.250	10/01/16	1,347,988
1,000,000	5.250	10/01/18	1,070,710
1,000,000	5.250	10/01/19	1,067,240
1,720,000	5.250	10/01/20	1,832,092
1,000,000	5.250	10/01/21	1,063,100
500,000	5.250	10/01/22	530,515
500,000	5.250	10/01/23	529,830

			11,919,861

Utah – 0.2%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A
3,000,000	7.100	08/15/23	3,286,650
Tooele County Hazardous Waste Treatment RB for Union Pacific Project Series 1992 A (AMT)
(BBB/Baa2)
9,850,000	5.700	11/01/26	10,298,274

			13,584,924

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A
1,500,000	5.250	05/01/26	1,534,575
Vermont Economic Development Authority Mortgage RB Wake Robin Corp. Project Series 2006 A
2,390,000	5.375	05/01/36	2,449,105

			3,983,680

Virginia – 0.5%
Bedford County IDA RB for Nekoosa Packaging Corp. Project Series 1998 (AMT) (B2)
320,000	5.600	12/01/25	324,320
Celebrate North Community Development Authority Special Assessment Project Series 2003 B
5,000,000	6.750	03/01/34	5,401,750
Chesapeake IDA PCRB for Virginia Electric & Power Project Series 1985 (BBB/Baa1)
3,250,000	5.250	02/01/08	3,262,935
Goochland County IDA RB for Nekoosa Packaging Corp. Series 1998 (AMT) (B2)
560,000	5.650	12/01/25	568,551
Henrico County IDA RB for Solid Waste Browning Series 1997 A (AMT) (BB-/B3)
3,750,000	5.875	03/01/17	3,756,975

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Virginia – (continued)
James City County Economic Development Authority Residential Care Facilities RB for Williamsburg Landing Series 2005 A
$750,000	5.350%	09/01/26	$778,020
750,000	5.500	09/01/34	780,007
Loudoun County IDA Hospital RB for Loudoun Hospital Center Series 2002 A (BBB+)(a)
1,000,000	6.100	06/01/12	1,130,230
Loudoun County IDA Residential Care Facility RB for Falcons Landing Series 2004 A
2,750,000	6.000	08/01/24	2,890,415
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A
500,000	6.000	01/01/25	518,565
1,100,000	6.125	01/01/35	1,140,260
Pocahontas Parkway Association Toll Road RB Senior Series 1998 A (AAA)(a)
10,505,000	5.500	08/15/08	11,062,080
Suffolk Industrial Development Authority Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006
725,000	5.150	09/01/24	739,979
Suffolk Industrial Development Authority Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006
1,000,000	5.300	09/01/31	1,021,040
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005
2,000,000	5.000	11/01/22	2,023,940
1,000,000	5.250	11/01/26	1,030,060
1,000,000	5.375	11/01/32	1,032,380
Winchester IDA Residential Care Facilities RB for Westminster Canterbury Series 2005 A
1,000,000	5.200	01/01/27	1,021,470
1,000,000	5.300	01/01/35	1,022,040

			39,505,017

Washington – 0.3%
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2005 (Baa2)
600,000	5.500	12/01/15	646,968
1,175,000	5.375	12/01/22	1,235,407
1,500,000	5.500	12/01/30	1,580,625
Tobacco Settlement Authority RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
9,610,000	6.500	06/01/26	10,652,589
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (AA)
7,150,000	5.000	12/01/36	7,472,250

			21,587,839

West Virginia – 0.5%
Berkeley County Public Sewer RB Series 2006 A
1,880,000	5.000	10/01/22	1,863,625
Monongalia County Building Community Hospital RB for Monongalia General Hospital Series 2005A (A-)
10,000,000	5.250	07/01/20	10,569,200
10,000,000	5.250	07/01/25	10,503,100
10,000,000	5.250	07/01/35	10,459,400

			33,395,325

Wisconsin – 0.7%
Badger Tobacco Asset Securitization Corp. RB Asset Backed Bonds Series 2002 (BBB/Baa3)
5,085,000	6.125	06/01/27	5,458,697
16,250,000	6.375	06/01/32	17,650,425
Wisconsin Health & Educational Facilities Authority RB for Aurora Health Care Series 1999 B (BBB+)
1,500,000	5.625	02/15/20	1,559,940
Wisconsin Health & Educational Facilities Authority RB for Beaver Dam Community Hospitals Inc. Series 2004 A
2,500,000	6.750	08/15/34	2,754,075
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare Inc. Project Series 2004 (BBB+)
3,000,000	5.750	05/01/29	3,181,500
2,750,000	6.100	05/01/34	2,998,078
Wisconsin Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)
3,000,000	5.100	03/01/25	3,067,170
2,800,000	5.250	03/01/35	2,881,592
Wisconsin Health & Educational Facilities Authority RB Refunding for Illinois Housing, Inc. Series 2006
2,385,000	5.800	08/01/29	2,444,768
Wisconsin Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006
1,275,000	5.650	08/01/21	1,302,591
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
5,825,000	5.125	05/15/29	6,081,649
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
1,400,000	5.000	05/15/36	1,430,870

			50,811,355

Wyoming – 0.2%
Sweetwater County Solid Waste Disposal RB Refunding for FMC Corp. Project Series 2005 (AMT) (BBB-/Baa3)
11,750,000	5.600	12/01/35	12,548,060

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $6,859,630,952)			$7,239,761,430

Other Municipals – 2.0%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 AMT (A3)(c)(f)
$9,000,000	5.750%	04/30/15	$9,727,290
GMAC Municipal Mortgage Trust AMT (A3)(c)(f)
7,500,000	4.800	04/30/15	7,662,600
GMAC Municipal Mortgage Trust AMT (Baa1)(c)(f)
5,000,000	5.500	04/30/25	5,088,150

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Other Municipals – (continued)

GMAC Municipal Mortgage Trust AMT (Baa2e)(c)(f)
$9,500,000	5.700%	04/30/25	$9,698,550
GMAC Municipal Mortgage Trust Series A (A3)(c)(f)
6,475,000	4.150	10/31/09	6,451,561
GMAC Municipal Mortgage Trust Series A-1 (A3e)(c)(f)
9,625,000	4.900	10/31/14	9,952,924
GMAC Municipal Mortgage Trust Series A-2 (A3e)(c)(f)
16,650,000	5.300	10/31/19	17,629,852
GMAC Municipal Mortgage Trust Series B (Baa1)(c)(f)
17,150,000	5.600	10/31/19	18,225,991
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-2 (A3)(c)(f)
6,000,000	4.900	09/30/14	6,109,980
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-3 (A3)(c)(f)
4,000,000	4.950	09/30/12	4,059,160
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-4 (A3e)(c)(f)
8,000,000	5.125	09/30/15	8,215,520
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series B (Baa1)(c)
4,000,000	7.750	11/01/10	4,436,560
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series B-2 (Baa1)(c)(f)
4,000,000	5.200	09/30/14	4,152,080
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series B-3 (Baa1e)(c)(f)
6,000,000	5.300	09/30/15	6,210,720
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C (Baa2)(c)(f)
5,000,000	4.700	09/30/09	4,993,100
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C-1 (Baa2)(c)(f)
3,000,000	5.400	09/30/14	3,071,550
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C-2 (Baa2)(c)(f)
3,000,000	5.800	09/30/19	3,068,310
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C-3 (Baa2e) (c)(f)
3,000,000	5.500	09/30/15	3,111,000
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series D (Baa3e)(c)(f)
6,000,000	5.900	09/30/20	6,342,900
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 A Class A (A1)
8,729,000	4.050	05/04/10	8,678,459

TOTAL OTHER MUNICIPALS
(Cost $142,454,676)			$146,886,257

Shares	Description	Value
Common Stock – 0.0%

Airlines – 0.0%
38,106	UAL Corp.(g)
(Cost $1,471,389)		$1,369,530

TOTAL INVESTMENTS – 101.6%
(Cost $7,003,557,017)		$7,388,017,217

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(116,622,075)

NET ASSETS – 100.0%		$7,271,395,142

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Security is currently in default.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security represents fixed rate bond exchanged in conjunction with floating rate notes issued (see Note 2).

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $148,720,883, which represents approximately 2.0% of net assets as of October 31, 2006.

(g)	Non-income producing security.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
October 31, 2006

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—	Insured by American Municipal Bond Assurance Corp. – Transferable Custodial Receipts
AMT	—	Alternative Minimum Tax
BANS	—	Bond Anticipation Notes
CIFG	—	CIFC Assurance North America, Inc.
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co. – Transferable Custodial Receipts
FHA	—	Insured by Federal Housing Administration
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Insured by Government National Mortgage Association

GO	—	General Obligation
GTD	—	Guaranteed
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg.	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance – International Bancshares Corporation
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION
INTEREST RATE SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged

	Notional		Payments	Payments
Swap	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Loss

Citibank N.A. (a)	$200,000	12/07/2026	BMA Municipal Swap Index	4.121%	$(6,361,902)
JP Morgan(a)	200,000	12/07/2026	BMA Municipal Swap Index	4.138%	(6,782,506)

TOTAL					$(13,144,408)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows is December 7, 2006.
BMA — Bond Market Association
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on June 5, 2006 (the date the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust) in the Institutional Shares of the Goldman Sachs Tennessee Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A and Class C Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Tennessee Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from June 5, 2006 to October 31, 2006.

Cumulative Total Return through October 31, 2006	Since Inception*
Class A (commenced June 5, 2006)
Excluding sales charges	2.87%
Including sales charges	-1.75%

Class C (commenced June 5, 2006)
Excluding contingent deferred sales charges	2.56%
Including contingent deferred sales charges	1.55%

Institutional Class (commenced June 5, 2006)	3.02%

* Not Annualized.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Schedule of Investments
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 99.5%

Puerto Rico – 6.5%
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (BBB/Baa3)
$325,000	5.250%	07/01/30	$349,447
Puerto Rico Commonwealth GO Bonds Public Improvement Refunding Series 2006 B (BBB/Baa3)
450,000	5.000	07/01/35	470,317
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 G (BBB+/Baa3)
1,000,000	5.000	07/01/42	1,033,090
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,000,000	5.000	07/01/46	1,044,350
Puerto Rico Electric Power Authority RB Series 2005 RR (FGIC) (AAA/Aaa)
3,000,000	5.000	07/01/35	3,192,750

			6,089,954

Tennessee – 93.0%
Blount County GO Bonds Refunding Series 2005 (FGIC) (AAA/Aaa)
1,500,000	5.000	04/01/17	1,628,505
Blount County Hospital RB Improvement Series 1998 B (Baa1)
2,125,000	5.250	07/01/09	2,170,602
Blount County Public Building Authority GO Bonds for Local Public Government Improvement Series 2004 B-5-A (FGIC) (Aaa)
1,125,000	5.000	06/01/20	1,202,434
Chattanooga Health Educational & Housing Facilities Board RB for CDFI Phase I LLC Project Refunding Series 2005 A (BBB-)
1,000,000	5.125	10/01/35	1,018,900
Chattanooga Health Educational & Housing Facilities Board RB Refunding CDFI Phase 1 LLC Project Refunding Series 2005 A (BBB-)
915,000	5.000	10/01/15	942,569
Clarksville Natural Gas Acquisition Corp. RB Series 2006 (AA-/Aa3)
1,000,000	5.000	12/15/21	1,093,510
Dickson County GO Bonds Refunding Series 2003 (FGIC) (Aaa)
1,535,000	5.000	06/01/16	1,644,967
Dickson County Water Authority RB Series 2002 (FGIC) (Aaa)
1,000,000	5.000	12/01/17	1,067,780
Franklin Special School District GO Bonds Refunding Series 1997 B (Aa2)
2,500,000	5.100	06/01/12	2,686,600
Franklin Water & Sewer Revenue & Tax GO Bonds Refunding Series 2005 (Aaa)
2,115,000	5.000	04/01/17	2,335,320
Greene County GO Bonds Refunding Series 2005 A (MBIA) (Aaa)
1,100,000	5.000	06/01/18	1,199,583
Greene County GO Bonds Refunding Series 2005 B (MBIA) (Aaa)
1,435,000	5.000	06/01/23	1,544,648
Hallsdale Powell Utility District RB for Knox County Water & Sewer Improvement Series 2004 B (FGIC) (AAA/Aaa)
1,260,000	5.000	04/01/34	1,319,699
Hallsdale Powell Utility District RB for Knox County Water & Sewer Improvement Series 2006 (FGIC) (AAA/Aaa)
1,000,000	5.000	04/01/26	1,079,130
Hamilton County GO Bonds Series 2000 (Aa1)
3,535,000	5.300	11/01/15	3,688,136
Johnson City Electric RB Series 1997 (MBIA) (AAA/Aaa)
1,500,000	5.100	05/01/12	1,526,250
Johnson City GO Bonds RB Refunding for School Sales Tax Series 1997 (FGIC) (AAA/Aaa)
2,250,000	5.550	05/01/14	2,271,195
Johnson City Health & Educational Facilities Board Hospital RB First Mortgage for Mountain States Health Series 2006 A (BBB+/Baa2)
1,000,000	5.500	07/01/36	1,075,150
Johnson City Health & Educational Facilities Board Hospital RB Refunding & Improvement for Medical Center Hospital Series 1998 ETM-Calls Defeased (MBIA) (AAA/Aaa)
2,000,000	5.125	07/01/09	2,075,620
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for Covenant Health Series 2002 B(A)
3,400,000	4.200	01/01/12	3,428,764
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for East Tennessee Hospital Series 2003 B (BBB+/Baa1)
3,810,000	5.000	07/01/16	3,976,306
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for Baptist Health Systems Series 1996 (CONNIE LEE) (AAA/Baa3)
1,000,000	5.500	04/15/11	1,021,260
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding & Improvement for Covenant Health Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.500	01/01/18	2,164,540
Knox County Health Educational & Housing Facilities Board Hospital Facilities RB Refunding for Fort Sanders Alliance Series 1993 (MBIA) (AAA/Aaa)
1,000,000	5.750	01/01/14	1,125,200
Knoxville Waste Water Systems RB Refunding Systems Series 2005 B (AA/Aa3)
1,350,000	5.000	04/01/15	1,472,756
La Follette Electric Systems RB Refunding & Improvement Series 1997 PreRefunded (AMBAC) (Aaa)(a)
1,000,000	5.250	03/01/07	1,005,730
Lawrenceburg Public Building Authority GO Bonds Water and Sewer for Public Works Series 2001 B (FSA) (AAA/Aaa)
1,330,000	5.500	07/01/15	1,430,974
Lincoln County GO Bonds Refunding Series 2001 (FGIC) (Aaa)
1,315,000	5.250	04/01/14	1,449,603

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Tennessee – (continued)
Madison County GO Bonds Refunding for School & Public Improvement Series 2004 A (FSA) (Aaa)
$1,500,000	5.000%	04/01/18	$1,632,645
Madison Suburban Utility District Waterworks RB Refunding Series 1995 (MBIA) (AAA/Aaa)
500,000	5.600	02/01/10	512,215
Memphis Sanitation Sewer Systems RB Refunding Series 2006 (FSA) (AAA/Aaa)
1,000,000	5.000	05/01/18	1,105,020
1,295,000	5.000	05/01/20	1,437,605
Metropolitan Government Nashville & Davidson County Electric RB Series 1998 A (AA/Aa3)
1,000,000	5.125	05/15/15	1,043,310
Metropolitan Government Nashville & Davidson County Electric RB Series 2004 A (AMBAC) (AAA/Aaa)
1,000,000	5.000	05/15/18	1,073,220
Metropolitan Government Nashville & Davidson County Sports Authority RB Refunding for Public Improvement Series 2004 (FSA) (AAA/Aaa)
2,140,000	5.000	07/01/19	2,294,487
Metropolitan Government Nashville & Davidson County GO Bonds Refunding Series 1993 C (AA/Aa2)
1,500,000	5.000	02/01/17	1,621,875
Metropolitan Government Nashville & Davidson County Water & Sewer RB Refunding Series 1993 (FGIC) (AAA/Aaa)
1,500,000	5.200	01/01/13	1,629,765
Rutherford County GO Bonds Refunding for Public Improvement Series 2001 (AA/Aa2)
4,000,000	5.000	04/01/14	4,228,080
Rutherford County Construction Utility District Waterworks RB Refunding & Improvement Series 1997 A (FGIC) (Aaa)
500,000	5.100	02/01/11	509,385
Rutherford County GO Bonds School & Improvement Series 2006 (AA/Aa2)
2,000,000	5.000	06/01/26	2,138,060
Sullivan County Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
1,000,000	5.250	09/01/36	1,046,030
Tennessee Housing Development Agency Mortgage Finance RB Series 2003 A (AA/Aa2)
2,000,000	4.900	07/01/16	2,106,640
Tennessee Housing Development Agency RB for Homeownership Program AMT Series 2006-2 (Government of Agency) (AA/Aa2)
2,000,000	5.150	01/01/37	2,063,240
Tennessee Housing Development Agency RB Homeownership Program Series 1996 Issue 2B (Government of Agency) (AA/Aa2)
400,000	5.800	01/01/11	408,024
Tennessee State School Board Authority RB Higher Educational Facilities Series 2002 A (FSA) (AAA/Aaa)
1,000,000	5.000	05/01/18	1,060,300
Tennessee State School Board Authority RB Refunding for Higher Educational Facilities ETM Calls Apply Series 1996 D (Government of Authority) (AA-/Aa3)
500,000	5.500	05/01/11	511,165
Tipton County GO Bonds Refunding Series 1997 (AMBAC) (Aaa)
500,000	5.250	04/01/12	503,595
Warren County GO Bonds Refunding Series 2001 (MBIA) (Aaa)
1,845,000	5.000	06/01/12	1,976,346
Washington County GO Bonds Refunding for Schools & Public Improvement Series 2004 (AMBAC) (Aaa)
1,420,000	5.000	04/01/18	1,544,818
Williamson County GO Bonds Public Improvement Series 2001 (Aa1)
2,500,000	5.000	04/01/12	2,675,700
Williamson County GO Bonds Refunding Series 2001 (Aa1)
2,500,000	5.000	03/01/13	2,642,075
2,000,000	5.000	03/01/14	2,116,940

			86,526,271

TOTAL MUNICIPAL DEBT OBLIGATIONS – 99.5%
(Cost $90,110,794)			$92,616,225

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			438,956

NET ASSETS – 100.0%			$93,055,181

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The portfolio had the following insurance concentration of 10% or greater of net assets at October 31, 2006: FGIC 18.3%

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
CDFI	—	Campus Development Foundation, Inc.
CONNIE LEE	—	College Construction Loan Insurance Association
ETM	—	Escrow to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
MBIA	—	Insured by Municipal Bond Investors Assurance
RB	—	Revenue Bond

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Assets and Liabilities
October 31, 2006

		California
		Intermediate
	Short Duration	AMT-Free
	Tax-Free Fund	Municipal Fund

Assets:

Investment in securities, at value (identified cost $318,479,052, $46,273,749, $20,909,273, $455,300,938, $7,003,557,017 and $90,110,794, respectively)	$319,348,428	$46,862,287
Cash(a)	—	63,024
Receivables:
Interest, net of allowances	4,856,413	585,957
Fund shares sold	1,104,728	66,425
Investment securities sold	7,591,023	—
Reimbursement from adviser	15,213	25,219
Other assets	1,133	—

Total assets	332,916,938	47,602,912

Liabilities:

Due to custodian	4,021,196	—
Payables:
Payable for floating rate notes issued	—	—
Investment securities purchased	—	1,427,219
Swap contracts, at value	406,950	—
Fund shares repurchased	774,728	100,413
Income distribution	176,758	25,950
Interest expense and fees	—	—
Amounts owed to affiliates	154,394	30,589
Accrued expenses & other liabilities	142,752	119,616

Total liabilities	5,676,778	1,703,787

Net Assets:

Paid-in capital	339,325,241	45,351,466
Accumulated undistributed (distributions in excess of) net investment income	(101,618)	(26,122)
Accumulated net realized gain (loss) on investment and swaps transactions	(12,445,889)	(14,757)
Net unrealized gain on investments and swaps	462,426	588,538

NET ASSETS	$327,240,160	$45,899,125

Net assets:
Class A	$118,459,486	$40,135,479
Class B	1,884,069	—
Class C	6,297,064	335,585
Institutional	200,543,294	5,428,061
Service	56,247	—

Shares outstanding:
Class A	11,618,267	3,976,966
Class B	184,918	—
Class C	617,570	33,239
Institutional	19,678,492	537,586
Service	5,521	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	32,104,768	4,547,791

Net asset value, offering and redemption price per share:(b)
Class A	$10.20	$10.09
Class B	10.19	—
Class C	10.20	10.10
Institutional	10.19	10.10
Service	10.19	—

(a)	Includes restricted cash of $6,046,608 on deposit with the swap counterparty as collateral for the High Yield Municipal Fund.

(b)	Maximum public offering price per share for Class A Shares of Short Duration Tax-Free (NAV per share multiplied by 1.0204) and for Class A Shares of California Intermediate AMT-Free, New York Intermediate AMT-Free, Municipal Income, High Yield Municipal and Tennessee Municipal Funds (NAV per share multiplied by 1.0471) is $10.41, $10.57, $10.52, $16.54, $12.11 and $10.62, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

New York
Intermediate
AMT-Free	Municipal	High Yield	Tennessee
Municipal Fund	Income Fund	Municipal Fund	Municipal Fund

$21,102,605	$480,172,803	$7,388,017,217	$92,616,225
114,480	1,880,701	12,826,317	219,945
314,770	7,988,363	150,822,977	1,246,391
577,387	4,681,860	32,029,909	477
—	1,154,864	17,332,599	1,039,966
37,635	25,516	—	91,743
—	993	12,494	—

22,146,877	495,905,100	7,601,041,513	95,214,747

—	—	—	—
—	11,075,000	230,250,000	—
554,466	4,846,894	65,406,635	1,034,070
—	440,863	13,144,408	—
10,000	1,875,199	6,770,050	626,405
14,394	544,569	6,020,213	259,188
—	150,425	3,080,066	—
12,643	328,758	4,676,199	42,439
122,474	156,704	298,800	197,464

713,977	19,418,412	329,646,371	2,159,566

21,254,171	456,967,637	6,869,671,768	90,864,896
(14,394)	(234,317)	6,781,194	(186,174)
(209)	(4,677,634)	23,626,388	(128,972)
193,332	24,431,002	371,315,792	2,505,431

$21,432,900	$476,486,688	$7,271,395,142	$93,055,181

$13,267,631	$302,270,811	$3,569,962,546	$11,350,462
—	11,697,512	57,901,894	—
10,373	9,776,823	160,180,541	10,304
8,154,896	152,070,274	3,483,350,161	81,694,415
—	671,268	—	—

1,320,698	19,125,274	308,504,365	1,119,695
—	739,954	5,003,539	—
1,032	618,326	13,842,744	1,016
811,539	9,622,583	300,962,442	8,059,165
—	42,221	—	—

2,133,269	30,148,358	628,313,090	9,179,876

$10.05	$15.80	$11.57	$10.14
—	15.81	11.57	—
10.05	15.81	11.57	10.14
10.05	15.80	11.57	10.14
—	15.90	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Operations
For the Year Ended October 31, 2006

		California	New York
		Intermediate	Intermediate
	Short Duration	AMT-Free	AMT-Free	Municipal	High Yield
	Tax-Free Fund	Municipal Fund(a)	Municipal Fund(a)	Income Fund	Municipal Fund

Investment income:

Interest, net of allowances	$13,890,197	$1,357,823	$441,078	$21,112,948	$339,719,621

Total income	13,890,197	1,357,823	441,078	21,112,948	339,719,621

Expenses:

Management fees	1,538,367	155,545	53,350	2,300,768	31,211,098
Distribution and Service fees(b)	392,642	73,028	13,749	866,735	8,762,890
Transfer Agent fees(b)	307,631	48,396	11,305	505,500	5,973,612
Interest expense and fees	—	—	—	398,515	8,892,601
Custody and accounting fees	150,672	38,600	36,816	182,702	704,067
Registration fees	64,988	60,219	61,481	96,127	156,819
Professional fees	79,013	59,248	66,448	79,013	81,707
Printing fees	43,081	22,475	22,314	43,284	141,984
Offering expense	—	79,270	72,485	—	—
Trustee fees	16,227	16,227	16,227	16,227	16,227
Service share fees	276	—	—	2,707	—
Other	32,285	21,152	19,605	32,380	153,397

Total expenses	2,625,182	574,160	373,780	4,523,958	56,094,402

Less — expense reductions	(590,487)	(299,344)	(299,099)	(683,270)	(1,891,015)

Net Expenses	2,034,695	274,816	74,681	3,840,688	54,203,387

NET INVESTMENT INCOME	11,855,502	1,083,007	366,397	17,272,260	285,516,234

Realized and unrealized gain (loss) on investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(4,926,513)	(14,432)	(84)	1,277,349	48,614,672
Swap contracts	198,517	—	—	260,271	4,671,874
Net change in unrealized gain (loss) on:
Investments	5,554,350	588,538	193,332	6,144,644	214,073,673
Swap contracts	(759,007)	—	—	(1,042,187)	(23,009,182)

Net realized and unrealized gain on investment and swap transactions	67,347	574,106	193,248	6,640,077	244,351,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,922,849	$1,657,113	$559,645	$23,912,337	$529,867,271

(a)	California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Funds commenced operations on November 1, 2005.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Short Duration Tax-Free	$296,326	$22,079	$74,237	$189,648	$3,533	$11,878	$102,550	$22
California Intermediate AMT-Free Municipal	71,690	—	1,338	45,882	—	214	2,300	—
New York Intermediate AMT-Free Municipal	13,649	—	100	8,735	—	15	2,555	—
Municipal Income	650,453	128,818	87,464	416,290	20,611	13,994	54,388	217
High Yield Municipal	7,072,928	523,724	1,166,238	4,526,674	83,796	186,598	1,176,544	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Operations

	Tennessee Municipal Fund

	For the Period from	For the Year
	July 1, 2006 to	Ended
	October 31, 2006(a)	June 30, 2006

Investment income:

Interest	$1,401,066	$4,814,283

Total income	1,401,066	4,814,283

Expenses:

Management fees	142,597	542,273
Administration fees	—	204,417
Transfer Agent fees(b)	17,398	82,578
Distribution and Service fees(b)	9,866	48,965
Professional fees	57,771	43,583
Printing fees	71,414	7,852
Shareholder Servicing fees(b)	—	28,632
Custody and accounting fees	14,414	45,930
Registration fees	3,851	11,203
Trustee fees	4,057	8,349
Other	11,988	15,001

Total expenses	333,356	1,038,783

Less — expense reductions	(150,133)	(264,746)

Net expenses	183,223	774,037

NET INVESTMENT INCOME	1,217,843	4,040,246

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from investment transactions	(128,972)	395,802
Net change in unrealized gain (loss) on investments	2,293,237	(4,713,166)

Net realized and unrealized gain (loss) on investment transactions	2,164,265	(4,317,364)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,382,108	$(277,118)

(a)	The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31.
(b)	Class specific Distribution and Service, Transfer Agent and Shareholder Servicing fees were as follows:

Distribution and Service Fees
Class A	$ 9,832	$ 2,233
Class B — Predecessor Fund	—	17,691
Class C — Predecessor Fund	—	29,034
Class C	34	7
Transfer Agent Fees
Class A	6,292	7,564
Class B — Predecessor Fund	—	1,920
Class C — Predecessor Fund	—	2,683
Institutional	11,101	70,410
Class C	5	1
Shareholder Servicing Fees
Class A	—	18,954
Class C — Predecessor Fund	—	9,678
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Changes in Net Assets

			California Intermediate
	For the	For the	For the
			AMT-Free Municipal
	Year Ended Year Ended		Year Ended
	Short Duration Tax-Free Fund		Fund

	October 31, 2006 October 31, 2005		October 31, 2006(a)

From operations:

Net investment income	$11,855,502	$14,006,228	$1,083,007
Net realized gain (loss) from investment and swap transactions	(4,727,996)	(3,111,978)	(14,432)
Net change in unrealized gain (loss) on investments and swaps	4,795,343	(7,235,690)	588,538

Net increase in net assets resulting from operations	11,922,849	3,658,560	1,657,113

Distributions to shareholders:

From net investment income
Class A Shares	(3,595,036)	(4,148,187)	(985,745)
Class B Shares	(53,844)	(64,159)	—
Class C Shares	(169,842)	(213,391)	(3,579)
Institutional Shares	(8,742,156)	(9,692,673)	(212,917)
Service Shares	(1,612)	(1,251)	—

Total distributions to shareholders	(12,562,490)	(14,119,661)	(1,202,241)

From share transactions:

Proceeds from sales of shares	151,468,318	178,419,279	68,788,152
Proceeds received in connection with merger	—	—	—
Reinvestment of dividends and distributions	10,138,168	11,564,706	779,013
Cost of shares repurchased	(301,513,407)	(332,407,892)	(24,122,912	)(b)

Net increase (decrease) in net assets resulting from share transactions	(139,906,921)	(142,423,907)	45,444,253

NET INCREASE (DECREASE)	(140,546,562)	(152,885,008)	45,899,125

Net assets:

Beginning of year	467,786,722	620,671,730	—

End of year	$327,240,160	$467,786,722	$45,899,125

Accumulated undistributed (distributions in excess of) net investment income	$(101,618)	$(117,994)	$(26,122)

(a)	California Intermediate AMT-Free Municipal and New York Intermediate AMT-Free Municipal Funds commenced operations on November 1, 2005.
(b)	Net of $10,116, $413 and $43,136 in redemption fees remitted to the California Intermediate AMT-Free Municipal, New York Intermediate AMT-Free Municipal and Municipal Income Funds, respectively.
(c)	Net of $20,934 in redemption fees remitted to the Municipal Income Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

New York Intermediate AMT-
Free Municipal Fund		Municipal Income Fund				High Yield Municipal Fund

For the		For the		For the		For the	For the
Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
October 31, 2006(a)		October 31, 2006		October 31, 2005		October 31, 2006	October 31, 2005

$366,397		$17,272,260		$14,891,853		$285,516,234	$198,273,384
(84)		1,537,620		466,007		53,286,546	9,607,511
193,332		5,102,457		(3,025,420)		191,064,491	50,687,703

559,645		23,912,337		12,332,440		529,867,271	258,568,598

(174,662)		(10,682,877)		(9,136,905)		(130,090,493)	(89,601,188)
—		(433,826)		(472,770)		(2,024,010)	(2,010,115)
(248)		(293,853)		(229,418)		(4,475,183)	(2,901,299)
(227,272)		(6,088,971)		(5,327,223)		(146,542,046)	(105,930,956)
—		(21,433)		(13,073)		—	—

(402,182)		(17,520,960)		(15,179,389)		(283,131,732)	(200,443,558)

22,144,410		226,750,766		314,381,656		3,360,851,644	2,422,682,360
—		—		59,489,535		—	—
308,945		11,138,564		9,483,272		219,539,252	155,081,432
(1,177,918	)(b)	(158,200,016	)(b)	(250,122,559	)(c)	(1,497,415,212)	(823,023,189)

21,275,437		79,689,314		133,231,904		2,082,975,684	1,754,740,603

21,432,900		86,080,691		130,384,955		2,329,711,223	1,812,865,643

—		390,405,997		260,021,042		4,941,683,919	3,128,818,276

$21,432,900		$476,486,688		$390,405,997		$7,271,395,142	$4,941,683,919

$(14,394)		$(234,317)		$(193,802)		$6,781,194	$2,670,374

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Tennessee Municipal Fund

	For the Period	For the	For the
	from July 1, 2006 to	Year Ended	Year Ended
	October 31, 2006*	June 30, 2006	June 30, 2005

From operations:

Net investment income	$1,217,843	$4,040,246	$5,426,046
Net realized gain (loss) from investment transactions	(128,972)	395,802	1,653,247
Net change in unrealized gain (loss) on investments	2,293,237	(4,713,166)	312,730

Net increase (decrease) in net assets from operations	3,382,108	(277,118)	7,392,023

Distributions to shareholders:

From net investment income
Class A Shares	(138,717)	(298,501)	(322,303)
Class B Shares — Predecessor Fund	—	(77,592)	(101,555)
Class C Shares — Predecessor Fund	—	(126,321)	(166,899)
Class C Shares	(96)	(20)	—
Institutional Shares	(1,079,984)	(3,565,489)	(4,835,024)
From net realized gains:
Class A Shares	—	(155,180)	(29,363)
Class B Shares — Predecessor Fund	—	(53,364)	(11,661)
Class C Shares — Predecessor Fund	—	(82,720)	(17,574)
Institutional Shares	—	(1,866,904)	(452,402)

Total distributions to shareholders	(1,218,797)	(6,226,091)	(5,936,781)

From share transactions:

Proceeds from sales of shares	3,830,448	12,077,262	15,404,133
Reinvestment of dividends and distributions	159,034	867,306	737,619
Cost of shares repurchased	(7,844,114)	(35,902,630)	(55,849,790)

Net decrease in net assets resulting from share transactions	(3,854,632)	(22,958,062)	(39,708,038)

NET DECREASE	(1,691,321)	(29,461,271)	(38,252,796)

Net assets:

Beginning of period	94,746,502	124,207,773	162,460,569

End of period	$93,055,181	$94,746,502	$124,207,773

Accumulated undistributed (distributions in excess) of net investment income	$(186,174)	$(185,220)	$31,743

*	The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free”), the Goldman Sachs California Intermediate AMT-Free Municipal Fund (“California Municipal”), the Goldman Sachs New York Intermediate AMT-Free Municipal Fund (“New York Municipal”), the Goldman Sachs Municipal Income Fund (“Municipal Income”), the Goldman Sachs High Yield Municipal Fund (“High Yield Municipal”) and the Goldman Sachs Tennessee Municipal Fund (“Tennessee Municipal”), (collectively, the “Funds” or individually a “Fund”). California Municipal and New York Municipal commenced operations on November 1, 2005. Short Duration Tax-Free and Municipal Income are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional and Service. California Municipal, New York Municipal and Tennessee Municipal are non-diversified portfolios offering three classes of shares — Class A, Class C and Institutional. High Yield Municipal is a non-diversified portfolio offering four classes of shares — Class A, Class B, Class C and Institutional. Class A shares of the Short Duration Tax-Free Fund is sold with a front-end sales charge of up to 2.00%. All the other Funds are sold with a front-end sales charge of 4.5%. Class B shares of Short Duration Tax-Free, Municipal Income and High Yield Municipal are sold with contingent deferred sales charges that decline from 2.00% to zero, 5.00% to zero, and 5.00% to zero, respectively, depending upon the period of time that shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained.
     On June 5, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”), were transferred to Tennessee Municipal in exchange for shares of beneficial interest of the Fund’s Class A and Institutional shares of equal value on the close of business on June 2, 2006. Holders of Class A, Class B and Class C shares of the Predecessor Fund received Class A shares of Tennessee Municipal and holders of Class I shares of Predecessor Fund received Institutional shares of Tennessee Municipal, in each case in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. On the date of the exchange, Tennessee Municipal created Class C shares. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and as such, the prior years financial statements and financial highlights reflect the financial information of the Predecessor Fund through June 4, 2006. Refer to the Other Matters footnote for details of the reorganization.
     Prior to October 31, 2006, Tennessee Municipal changed its fiscal year end from June 30 to October 31. Accordingly, the most recently presented Statement of Operations, Statement of Changes in Net Assets and Financial Highlights reflect the period from July 1, 2006 to October 31, 2006.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment advisor are valued at fair value based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as an agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remunerations received by other brokers in connection with comparable transactions involving similar securities or other futures contracts.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees related to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
E. Offering Costs — Offering costs paid in connection with the offering of shares of the California Municipal and New York Municipal Funds are amortized on a straight-line basis over 12 months from the date of commencement of operations.
F. Segregation Transactions — As set forth in the prospectuses, the Funds may enter into certain derivative transactions to seek to increase total return. Interest rate swaps, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds may be required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
G. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Periodic payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gain or losses are also realized upon early termination of the swap agreements.
H. Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds’ investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate notes issued” in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are reflected as interest expense and fees of the Funds and are included in the Statement of Operations. The following relates to the Funds at October 31, 2006:

	Floating Rate			Collateral for Floating
Fund	Notes Outstanding	Range of Interest Rates		Rate Notes Outstanding

Municipal Income	$11,075,000	3.58%	to 3.61%	$18,096,000
High Yield Municipal	$230,250,000	3.56%	to 3.61%	$370,874,511

     For the year ended October 31, 2006, the Municipal Income and High Yield Municipal Funds had average daily liabilities from the participation in inverse floater programs of $11,075,000 and $247,353,000, respectively, and recorded interest expense at an average rate of 3.60% and 3.60%, respectively.
3. AGREEMENTS
A. Investment Management Agreements — Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as an investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
3. AGREEMENTS (continued)
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM entered into a fee reduction commitment for Short Duration Tax-Free, Municipal Income and High Yield Municipal which was implemented on a voluntary basis prior to February 28, 2006 and on a contractual basis as of February 28, 2006 to achieve the rates listed below. The rates listed below for California Municipal and New York Municipal have been contractual for the year ended October 31, 2006. The rates listed below for Tennessee Municipal have been contractual for the period from June 5, 2006 to October 31, 2006.
     For the year ended October 31, 2006, the Funds’ Management fees as an annual percentage rate of average daily net assets were as follows:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Short Duration Tax-Free	0.40%	First $1 Billion
	0.36	Next $1 Billion
	0.34	Over $2 Billion

California Municipal	0.45	First $1 Billion
	0.41	Next $1 Billion
	0.39	Over $2 Billion

New York Municipal	0.45	First $1 Billion
	0.41	Next $1 Billion
	0.39	Over $2 Billion

Municipal Income	0.55	First $1 Billion
	0.50	Next $1 Billion
	0.48	Over $2 Billion

High Yield Municipal	0.55	First $2 Billion
	0.50	Over $2 Billion

Tennessee Municipal	0.45	First $1 Billion
	0.41	Next $1 Billion
	0.39	Over $2 Billion

     Prior to February 28, 2006, the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds’ contractual Management fees as an annual percentage rate of average daily net assets were 0.40%, 0.55% and 0.55%, respectively. For the year ended October 31, 2006, GSAM has voluntarily agreed to waive a portion of its Management fee for Short Duration Tax-Free and Municipal Income equal to 0.05% of their respective average daily net assets. GSAM may discontinue or modify these waivers in the future at its discretion.
B. Tennessee Municipal (prior to June 5, 2006) — Prior to the reorganization of Tennessee Municipal on June 5, 2006, First Tennessee Bank National Association (“First Tennessee”) served as investment adviser to the Predecessor Fund. For managing its investment and business affairs, the Predecessor Fund was obligated to pay First Tennessee a management fee at the annual percentage rates as follows:

Management Fee Annual Rate	Average Daily Net Assets

0.50%	First $	250 Million

0.45	Over $	250 Million

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     For the period ended June 4, 2006 (prior to the reorganization), First Tennessee contractually agreed to waive its management fee for the Predecessor Fund to 0.30% of the Predecessor Fund’s average daily net assets.
     Under an investment advisory and management agreement, First Tennessee was authorized, at its own expense, to hire a sub-adviser to provide investment advise to it and the Predecessor Fund. Martin & Company, Inc. (“Martin”) served as sub-adviser to the Predecessor Fund pursuant to the authority granted to it under its sub-advisory agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Horizon National Corporation. First Tennessee was obligated to pay Martin a sub-advisory fee at the annual percentage rates as follows:

Sub-advisory Fee Annual Rate	Average Daily Net Assets

0.30%	First $	250 Million

0.27	Over $	250 Million

     Prior to the reorganization, ALPS Mutual Funds Services, Inc. (“ALPS”) and ALPS Distributors, Inc. (“ADI”) served as administrator and distributor, respectively, for the Predecessor Fund under separate administration and general distribution agreements. ALPS’ duties included providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Predecessor Fund. ALPS was entitled to receive administration fees from the Predecessor Fund at the annual percentage rate of 0.115% of average daily net assets.
     Prior to the reorganization, First Tennessee served as the co-administrator for the Predecessor Fund. As the co-administrator, First Tennessee assisted in the Predecessor Fund’s operations, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee was entitled to receive co-administration fees from the Predecessor Fund at the annual percentage rate of 0.085% of average daily net assets.
     Prior to the reorganization, the Trustees of the First Funds Trust had adopted distribution plans pursuant to Rule 12b-1 under the Act on behalf of Classes B and C of the First Funds Trust. Each plan provided for payments to ADI at the annual rates up to the amounts listed below. The Trustees of the First Funds Trust had also adopted shareholder servicing plans on behalf of classes A and C of the Predecessor Fund, under which brokers/dealers, advisers or other financial institutions were paid at annual percentage rates up to the amounts shown in the table.

	Class A	Class B	Class C

	Shareholder			Shareholder
Fund	Servicing Fee	12b-1 Fee	12b-1 Fee	Serving Fee

Predecessor Fund	0.25%	0.70%	0.75%	0.25%

     In addition, the Predecessor Fund had adopted a 12b-1 Plan, which provided that various service providers, such as the Predecessor Fund’s administrator, investment adviser, sub-adviser, or co-adviser, may make payments for distribution related expenses out of their own resources, including past profits or payments received from the Predecessor Fund for other purposes such as management fees, and that the Predecessor Fund’s distributor may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.
     For the period ended June 4, 2006 (prior to the reorganization), the 12b-1 fee charged by Class C of the Predecessor Fund was waived to 0.50% of average net assets. Additionally, the shareholder servicing fee charged by the Class C of the Predecessor Fund was waived in its entirety.
C. Distribution and Service Agreements — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive,

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
3. AGREEMENTS (continued)
under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.
     For the year ended October 31, 2006, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended October 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Short Duration Tax-Free	$1,600	$—	$—

California Municipal	3,300	—	—

New York Municipal	400	—	—

Municipal Income	110,800	—	—

High Yield Municipal	785,700	—	—

Tennessee Municipal	1,700	—	100

D. Other Agreements — California Municipal, New York Municipal, Municipal Income and Tennessee Municipal will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds as a reduction in share redemptions and are reflected on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro rata basis.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual percentage rate of average daily net assets as follows: 0.16% of Class A, Class B and Class C Shares and 0.04% for Institutional and Service Shares.
     The Trust, on behalf of the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended October 31, 2006, the Other Expense limitations for Short Duration Tax-Free, California Municipal, New York Municipal, Municipal Income and High Yield Municipal as an annual percentage rate of average daily net assets were 0.004%, 0.044%, 0.044%, 0.004% and 0.004%, respectively.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     For the period ended October 31, 2006, the Other Expense limitation for Tennessee Municipal as an annual percentage rate of average daily net assets was 0.044%.
     For the year ended October 31, 2006, GSAM and Goldman Sachs have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

	Fee Waivers			Expense Credits

		Class B	Other
		Distribution	Expense	Custody		Total Expense
Fund	Management	and Service	Reimbursement	Fee	Transfer Agent Fee	Reductions

Short Duration Tax-Free	$192	$3	$371	$14	$10	$590

California Municipal	—	—	282	16	1	299

New York Municipal	—	—	290	8	1	299

Municipal Income	209	—	433	24	17	683

High Yield Municipal	513	—	1,017	199	162	1,891

     For the Tennessee Municipal Fund, GSAM voluntarily reimbursed approximately $150,000 and $41,000 of “Other Expenses” for the periods ended October 31, 2006 and June 30, 2006, respectively.
     For the period ended June 4, 2006 (prior to the reorganization), fees waived for the Predecessor Fund were as follows (in thousands):

		Class C	Class C

	Management		Shareholder
Fund	Fee	12b1-Fee	Servicing Fee	Total

Predecessor Fund	$204	$10	$10	$224

     As of October 31, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Short Duration Tax-Free	$98	$32	$24	$—	$154

California Municipal	17	8	6	—	31

New York Municipal	8	3	2	—	13

Municipal Income	199	81	49	—	329

High Yield Municipal	3,106	926	620	24	4,676

Tennessee Municipal	36	2	4	—	42

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2006, were as follows (in thousands):

Fund	Purchases	Sales and Maturities

Short Duration Tax-Free	$209,754	$356,114

California Municipal	59,005	15,496

New York Municipal	21,614	1,190

Municipal Income	155,956	81,848

High Yield Municipal	4,016,800	1,978,545

Tennessee Municipal	14,266	20,125

5. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended October 31, 2006, the Funds did not have any borrowings under this facility.
6. PORTFOLIO CONCENTRATIONS
As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

	Short Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Distributions paid from:
Ordinary income	$560,661	$80,748	$19,377	$63,385	$2,470,605	$686
Tax-exempt income	12,001,829	1,121,493	382,805	17,457,575	280,661,127	1,218,111

Total distributions	$12,562,490	$1,202,241	$402,182	$17,520,960	$283,131,732	$1,218,797

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

	Short Duration	Municipal	High Yield
	Tax-Free	Income	Municipal

Distributions paid from:
Ordinary income	$—	$28,276	$3,790,145
Tax-exempt income	14,119,661	15,151,113	196,653,413

Total distributions	$14,119,661	$15,179,389	$200,443,558

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 from the Tennessee Municipal and the Predecessor Fund, respectively, were as follows:

	Tennessee	Predecessor
	Municipal	Fund

Distributions paid from:
Ordinary income	$3,164	$7,596
Tax-exempt income	4,254,045	5,418,185
Long-term capital gain	1,968,882	511,000

Total distributions	$6,226,091	$5,936,781

     As of October 31, 2006 the components of accumulated earnings (losses) on a tax basis were as follows:

	Short Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Undistributed tax-exempt income — net	$—	$—	$—	$—	$1,819,155	$69,965
Undistributed long-term capital gains	—	—	—	—	24,080,462	—

Total undistributed earnings	$—	$—	$—	$—	$25,899,617	$69,965
Capital loss carryforward:[1]
Expiring 2007	(183,057)	—	—	—	—	—
Expiring 2008	(1,858,014)	—	—	(2,931,941)	—	—
Expiring 2011	—	—	—	(872,080)	—	—
Expiring 2012	(2,563,121)	—	—	(873,613)	—	—
Expiring 2013	(3,111,685)	—	—	—	—	—
Expiring 2014	(4,730,013)	(14,645)	(209)	—	—	(128,972)

Total capital loss carryforward	$(12,445,890)	$(14,645)	$(209)	$(4,677,634)	$—	$(128,972)
Timing differences (dividends payable)	(176,758)	(25,950)	(14,394)	(544,569)	(6,020,213)	(259,188)
Unrealized gains — net	537,567	588,254	193,332	24,741,254	381,843,970	2,508,480

Total accumulated earnings (losses) — net	$(12,085,081)	$547,659	$178,729	$19,519,051	401,723,374	$2,190,285

[1]	Expiration occurs on October 31 of the year indicated. Municipal Income and High Yield Municipal utilized $1,531,377 and $27,325,269 of capital losses, respectively in the current fiscal year.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
7. TAX INFORMATION (continued)
     At October 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Short Duration	California	New York	Municipal	High Yield	Tennessee
	Tax-Free	Municipal	Municipal	Income	Municipal	Municipal

Tax Cost	$318,403,911	$46,274,033	$20,909,273	$443,915,682	$6,762,778,839	$90,107,745

Gross unrealized gain	1,543,562	634,824	221,179	25,493,934	409,734,661	2,511,227
Gross unrealized loss	(599,045)	(46,570)	(27,847)	(311,813)	(14,746,283)	(2,747)

Net unrealized security gain	$944,517	$588,254	$193,332	$25,182,121	$394,988,378	$2,508,480

Net unrealized loss on other investments	(406,950)	—	—	(440,863)	(13,144,408)	—

Net unrealized gain	$537,567	$588,254	$193,332	$24,741,258	$381,843,970	$2,508,480

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, accretion of market discount, amortization of premium and the tax treatment of partnership investments for book accounting purposes.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the difference in tax treatment of certain bonds, swap adjustments and taxable over-distributions.

			Accumulated
		Accumulated	Undistributed
		Net Realized	(Distributions in excess of)
Fund	Paid-in-Capital	Gain (Loss)	Net Investment Income

Short Duration Tax-Free	$(721,347)	$(2,017)	$723,364

California Municipal	(92,787)	(325)	93,112

New York Municipal	(21,266)	(125)	21,391

Municipal Income	(201,942)	(6,243)	208,185

High Yield Municipal	155,897	(1,882,215)	1,726,318

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the tax-free acquisition of the Expedition Tax-Free Investment Grade Bond Fund by Municipal Income. The acquisition was completed on February 28, 2005 as of the close of business on February 25, 2005.
     Pursuant to the Agreement, the assets and liabilities of the Expedition Tax-Free Investment Grade Bond Fund (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into Municipal Income (“Survivor Fund”) Institutional Class, Class A and Class B, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of February 25, 2005

Goldman Sachs Municipal Income Class A/Expedition Tax-Free Investment Grade Bond Class A	22,516	$354,853	33,157

Goldman Sachs Municipal Income Class B/Expedition Tax-Free Investment Grade Bond Class B	13,804	217,561	20,322

Goldman Sachs Municipal Income Institutional Class/Expedition Tax-Free Investment Grade Bond Institutional Class	3,740,766	58,917,121	5,500,562

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s
	Aggregate Net	Aggregate Net		Survivor Fund’s
	Assets	Assets	Acquired Fund’s	Aggregate Net
	Before	Before	Unrealized	Assets Immediately
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	After Acquisition

Goldman Sachs Municipal Income/Expedition Tax-Free Investment Grade Bond	$380,232,783	$59,489,535	$3,814,099	$439,722,318

     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Predecessor Fund by Tennessee Municipal. The acquisition was completed on June 5, 2006 as of the close of business on June 2, 2006.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
8. OTHER MATTERS (continued)
     Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s Institutional Class, Class A, Class B and Class C were transferred into Tennessee Municipal Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax free exchange as follows:

	Exchanged Shares		Predecessor Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 2, 2006

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class A	745,171	$7,451,728	755,622

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class B	242,584	2,425,841	246,420

Goldman Sachs Tennessee Municipal Class A/First Funds Tennessee Tax-Free Portfolio Class C	339,048	3,390,499	344,183

Goldman Sachs Tennessee Municipal Institutional Class/First Funds Tennessee Tax-Free Portfolio Class I	8,598,695	85,987,052	8,736,646

     The following chart shows the Tennessee Municipal Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

Tennessee
	Municipal	Predecessor Fund’s
	Aggregate Net	Aggregate Net		Tennessee Municipal
	Assets	Assets	Predecessor Fund’s	Aggregate Net
	Before	Before	Unrealized	Assets Immediately
The Fund/Predecessor Fund	Reorganization	Reorganization	Appreciation	After Reorganization

Goldman Sachs Tennessee Municipal/First Funds Tennessee Tax-Free Portfolio	$—	$99,255,120	$—	$99,255,120

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including certain of these Funds) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain of these Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the ”Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation. Based on currently available information,

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the Adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.
9. RESTATEMENT OF PRIOR YEAR INFORMATION
     Subsequent to the issuance of its October 31, 2005 financial statements, the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds during the fiscal years ended October 31, 2005, 2004, 2003 and 2002, and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Municipal Income and High Yield Municipal Funds have restated the ratios of net expenses to average net assets, the ratios of total expenses to average net assets and the portfolio turnover rates in the Financial Highlights presented herein for the years ended October 31, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the transferred bonds as interest income and interest on the secured borrowings as interest expense in the Statements of Operations. Also see note 2H.
     While the Statements of Assets and Liabilities as of October 31, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liabilities for floating notes issued by corresponding amounts at each year-end, with no effect on previously reported net assets or total return. The Statements of Operations for the years ended October 31, 2005, 2004, 2003 and 2002 (not presented herein) have not been reissued to give effect to the restatement, but the principal effects of the restatement would be to increase interest income and total interest expense and fees by corresponding amounts each year, with no effect on the previously reported net investment income or net increase in net assets resulting from operations.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
10. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Short Duration Tax-Free

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,342,444	$94,960,657	9,460,762	$97,337,331
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	296,799	3,016,663	336,460	3,456,711
Shares converted from Class B(a)	4,889	49,548	2,479	25,438
Shares repurchased	(12,485,868)	(126,937,722)	(13,479,149)	(138,499,236)

	(2,841,736)	(28,910,854)	(3,679,448)	(37,679,756)

Class B Shares
Shares sold	1,113	11,306	11,465	118,530
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	3,558	36,121	4,176	42,868
Shares converted to Class A(a)	(4,891)	(49,548)	(2,481)	(25,438)
Shares repurchased	(71,263)	(724,106)	(201,643)	(2,073,419)

	(71,483)	(726,227)	(188,483)	(1,937,459)

Class C Shares
Shares sold	69,749	708,961	125,695	1,295,839
Reinvestment of dividends and distributions	8,522	86,611	11,746	120,694
Shares repurchased	(386,577)	(3,929,059)	(971,195)	(9,996,909)

	(308,306)	(3,133,487)	(833,754)	(8,580,376)

Institutional Shares
Shares sold	5,491,125	55,787,394	7,764,067	79,667,579
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	689,052	6,997,162	773,703	7,943,180
Shares repurchased	(16,751,335)	(169,922,377)	(17,689,673)	(181,838,311)

	(10,571,158)	(107,137,821)	(9,151,903)	(94,227,552)

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	159	1,611	122	1,253
Shares repurchased	(14)	(143)	(2)	(17)

	145	1,468	120	1,236

NET INCREASE (DECREASE)	(13,792,538)	$(139,906,921)	(13,853,468)	$(142,423,907)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement date of operations was November 1, 2005 for all shares of classes.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

California Intermediate AMT-Free		New York Intermediate
Municipal		AMT-Free Municipal		Municipal Income

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2006(b)		October 31, 2006(b)		October 31, 2006		October 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

5,503,512	$55,012,040	1,414,277	$14,086,682	9,285,981	$144,944,810	12,169,621	$191,257,618
—	—	—	—	—	—	22,516	354,853
67,542	675,711	9,737	97,365	596,318	9,315,180	500,799	7,873,953
—	—	—	—	21,778	337,537	17,426	273,549
(1,594,088)	(15,958,289)	(103,316)	(1,027,908)	(6,182,028)	(96,427,542)	(8,739,244)	(136,957,291)

3,976,966	39,729,462	1,320,698	13,156,139	3,722,409	58,169,985	3,971,118	62,802,682

—	—	—	—	150,248	2,347,744	139,704	2,198,044
—	—	—	—	—	—	13,804	217,561
—	—	—	—	19,369	302,561	21,238	333,886
—	—	—	—	(21,778)	(337,537)	(17,426)	(273,549)
—	—	—	—	(291,854)	(4,555,679)	(173,761)	(2,732,543)

—	—	—	—	(144,015)	(2,242,911)	(16,441)	(256,601)

33,553	335,255	1,007	10,075	214,423	3,350,113	227,183	3,575,890
163	1,634	25	247	14,472	226,111	10,409	163,741
(477)	(4,781)	—	—	(115,386)	(1,804,352)	(105,023)	(1,651,312)

33,239	332,108	1,032	10,322	113,509	1,771,872	132,569	2,088,319

1,343,110	13,440,857	805,359	8,047,653	4,846,011	75,660,332	7,497,869	117,349,953
—	—	—	—	—	—	3,740,766	58,917,121
10,168	101,668	21,151	211,333	82,796	1,294,092	70,694	1,111,096
(815,692)	(8,159,842)	(14,971)	(150,010)	(3,537,720)	(55,308,092)	(6,937,929)	(108,760,950)

537,586	5,382,683	811,539	8,108,976	1,391,087	21,646,332	4,371,400	68,617,220

—	—	—	—	28,700	447,767	9	151
—	—	—	—	39	620	38	596
—	—	—	—	(6,621)	(104,351)	(1,285)	(20,463)

—	—	—	—	22,118	344,036	(1,238)	(19,716)

4,547,791	$45,444,253	2,133,269	$21,275,437	5,105,108	$79,689,314	8,457,408	$133,231,904

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
10. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	156,128,388	$1,768,571,244	103,014,985	$1,144,128,341
Reinvestment of dividends and distributions	8,763,651	99,361,542	5,926,748	65,979,887
Shares converted from Class B(a)	6,357	73,994	6,022	67,289
Shares repurchased	(60,291,265)	(681,628,363)	(43,879,461)	(487,691,984)

	104,607,131	1,186,378,417	65,068,294	722,483,533

Class B Shares
Shares sold	966,930	10,983,773	538,020	5,959,362
Reinvestment of dividends and distributions	117,151	1,327,356	110,349	1,227,492
Shares converted from Class A(a)	(6,533)	(73,994)	(6,022)	(67,289)
Shares repurchased	(512,502)	(5,793,915)	(631,798)	(7,020,979)

	565,046	6,443,220	10,549	98,586

Class C Shares
Shares sold	7,106,596	80,720,654	2,832,934	31,482,755
Reinvestment of dividends and distributions	239,417	2,715,334	155,556	1,731,277
Shares repurchased	(1,379,034)	(15,592,128)	(734,229)	(8,170,264)

	5,966,979	67,843,860	2,254,261	25,043,768

Institutional Shares
Shares sold	132,533,384	1,500,575,973	111,740,477	1,241,111,902
Reinvestment of dividends and distributions	10,244,565	116,135,020	7,730,710	86,142,776
Shares repurchased	(70,489,809)	(794,400,806)	(28,823,876)	(320,139,962)

	72,288,140	822,310,187	90,647,311	1,007,114,716

NET INCREASE	183,427,296	$2,082,975,684	157,980,418	$1,754,740,603

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement date of operations was November 1, 2005 for all shares of classes.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

	Tennessee Municipal

	For the Period
	from July 1, 2006 to		For the Year Ended		For the Year Ended
	October 31, 2006(a)		June 30, 2006		June 30, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Institutional Shares/Class I Predecessor Fund
Shares sold	292,763	$2,939,069	1,090,335	$10,907,289	1,411,796	$14,654,193
Impact on shares converted during reorganization	—	—	(137,951)	—	—	—
Reinvestment of dividends and distributions	6,098	61,422	33,108	331,007	27,469	284,962
Shares repurchased	(613,742)	(6,161,325)	(3,027,007)	(30,436,262)	(4,990,435)	(51,715,380)

	(314,881)	(3,160,834)	(2,041,515)	(19,197,966)	(3,551,170)	(36,776,225)

Class A Shares
Shares sold	88,667	891,379	83,132	835,342	68,371	710,955
Impact on shares converted during reorganization	—	—	571,182	—	—	—
Reinvestment of dividends and distributions	9,681	97,516	28,951	290,072	21,786	226,369
Shares repurchased	(167,655)	(1,682,789)	(340,203)	(3,405,495)	(210,628)	(2,195,399)

	(69,307)	(693,894)	343,062	(2,280,081)	(120,471)	(1,258,075)

Class B Shares - Predecessor Fund
Shares sold	—	—	10,616	108,841	2,677	28,000
Impact on shares converted during reorganization	—	—	(246,420)	—	—	—
Reinvestment of dividends and distributions	—	—	7,755	77,574	6,257	64,889
Shares repurchased	—	—	(55,365)	(557,002)	(101,384)	(1,049,453)

	—	—	(283,414)	(370,587)	(92,450)	(956,564)

Class C Shares - Predecessor Fund
Shares sold	—	—	21,311	215,730	1,000	10,985
Impact on shares converted during reorganization	—	—	(344,183)	—	—	—
Reinvestment of dividends and distributions	—	—	16,822	168,633	15,556	161,399
Shares repurchased	—	—	(149,740)	(1,503,861)	(85,903)	(889,558)

			(455,790)	(1,119,498)	(69,287)	(717,174)

Class C Shares(b)
Shares sold	—	—	1,006	10,060	—	—
Reinvestment of dividends and distributions	9	96	2	20	—	—
Shares repurchased	—	—	(1)	(10)	—	—

	9	96	1,007	10,070	—	—

NET DECREASE	(384,179)	$(3,854,632)	(2,436,650)	$(22,958,062)	(3,833,378)	$(39,708,038)

(a)	The Tennessee Municipal Fund changed its fiscal year end from June 30 to October 31.
(b)	Commenced operation on June 5, 2006.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income(a)		gain (loss)	operations	income

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$10.20	$0.29		$0.02	$0.31	$(0.31)
2006 - B	10.19	0.23		0.02	0.25	(0.25)
2006 - C	10.20	0.21		0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33		0.02	0.35	(0.35)
2006 - Service	10.19	0.28		0.02	0.30	(0.30)

2005 - A	10.39	0.24		(0.18)	0.06	(0.25)
2005 - B	10.38	0.18		(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16		(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28		(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23		(0.18)	0.05	(0.24)

2004 - A	10.45	0.19		(0.06)	0.13	(0.19)
2004 - B	10.44	0.12		(0.05)	0.07	(0.13)
2004 - C	10.45	0.11		(0.06)	0.05	(0.11)
2004 - Institutional	10.44	0.23		(0.05)	0.18	(0.23)
2004 - Service	10.44	0.17		(0.05)	0.12	(0.18)

2003 - A	10.36	0.17		0.10	0.27	(0.18)
2003 - B	10.35	0.11		0.10	0.21	(0.12)
2003 - C	10.36	0.10		0.09	0.19	(0.10)
2003 - Institutional	10.36	0.21		0.09	0.30	(0.22)
2003 - Service	10.34	0.15		0.12	0.27	(0.17)

2002 - A	10.26	0.26	(c)	0.12 (c)	0.38	(0.28)
2002 - B	10.25	0.21	(c)	0.10 (c)	0.31	(0.21)
2002 - C	10.26	0.18	(c)	0.12 (c)	0.30	(0.20)
2002 - Institutional	10.25	0.31	(c)	0.12 (c)	0.43	(0.32)
2002 - Service	10.24	0.26	(c)	0.10 (c)	0.36	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01%.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income		total expenses	income		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$10.20	3.09%	$118,460	0.76%	2.85%		0.91%	2.70%		55%
10.19	2.48	1,884	1.36	2.25		1.66	1.95		55
10.20	2.33	6,297	1.51	2.10		1.66	1.95		55
10.19	3.48	200,543	0.39	3.23		0.54	3.07		55
10.19	2.96	56	0.89	2.74		1.04	2.58		55

10.20	0.56	147,425	0.78	2.37		0.91	2.24		46
10.19	(0.04)	2,612	1.38	1.77		1.66	1.49		46
10.20	(0.19)	9,440	1.53	1.61		1.66	1.48		46
10.19	0.86	308,255	0.39	2.77		0.52	2.64		46
10.19	0.45	55	0.89	2.27		1.02	2.14		46

10.39	1.25	188,487	0.79	1.80		0.90	1.69		37
10.38	0.64	4,619	1.39	1.20		1.65	0.94		37
10.39	0.49	18,283	1.54	1.04		1.65	0.93		37
10.39	1.75	409,228	0.39	2.20		0.50	2.09		37
10.38	1.15	55	0.89	1.70		1.00	1.59		37

10.45	2.62	204,838	0.80	1.66		0.92	1.54		43
10.44	2.01	6,536	1.40	1.09		1.67	0.82		43
10.45	1.86	30,057	1.55	0.94		1.67	0.82		43
10.44	2.93	438,884	0.40	1.99		0.52	1.87		43
10.44	2.62	74	0.90	1.45		1.02	1.33		43

10.36	3.72	118,906	0.79	2.57	(c)	1.02	2.34	(c)	31
10.35	3.10	5,111	1.39	2.01	(c)	1.77	1.63	(c)	31
10.36	2.94	27,937	1.54	1.80	(c)	1.77	1.57	(c)	31
10.36	4.23	103,273	0.39	3.00	(c)	0.62	2.77	(c)	31
10.34	3.62	72	0.89	2.53	(c)	1.12	2.30	(c)	31

GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding for the Year

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income(a)	gain	operations	income

FOR THE YEAR ENDED OCTOBER 31,

2006 - A (commenced November 1, 2005)	$10.00	$0.31	$0.12	$0.43	$(0.34)
2006 - C (commenced November 1, 2005)	10.00	0.23	0.13	0.36	(0.26)
2006 - Institutional (commenced November 1, 2005)	10.00	0.34	0.13	0.47	(0.37)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$10.09	4.34%	$40,135	0.86%	3.09%	1.64%	2.31%	45%
$10.10	3.66	336	1.60	2.33	2.29	1.64	45
$10.10	4.84	5,428	0.49	3.37	1.77	2.09	45

GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding for the Year

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income(a)	gain	operations	income

FOR THE YEAR ENDED OCTOBER 31,

2006 - A (commenced November 1, 2005)	$10.00	$0.28	$0.09	$0.37	$(0.32)
2006 - C (commenced November 1, 2005)	10.00	0.21	0.08	0.29	(0.24)
2006 - Institutional (commenced November 1, 2005)	10.00	0.32	0.08	0.40	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$10.05	3.74%	$13,268	0.83%	2.90%	2.81%	0.92%	10%
$10.05	2.98	10	1.55	2.15	4.75	(1.04)	10
$10.05	4.12	8,155	0.46	3.26	3.45	0.27	10

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income(a)		gain (loss)		operations	income

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$15.59	$0.63		$0.22		$0.85	$(0.64)
2006 - B	15.59	0.52		0.22		0.74	(0.52)
2006 - C	15.60	0.52		0.21		0.73	(0.52)
2006 - Institutional	15.59	0.69		0.22		0.91	(0.70)
2006 - Service	15.68	0.61		0.23		0.84	(0.62)

2005 - A	15.68	0.63		(0.08)		0.55	(0.64)
2005 - B	15.68	0.51		(0.08)		0.43	(0.52)
2005 - C	15.68	0.52		(0.08)		0.44	(0.52)
2005 - Institutional	15.67	0.70		(0.08)		0.62	(0.70)
2005 - Service	15.76	0.61		(0.07)		0.54	(0.62)

2004 - A	15.41	0.65		0.27		0.92	(0.65)
2004 - B	15.41	0.54		0.26		0.80	(0.53)
2004 - C	15.41	0.54		0.26		0.80	(0.53)
2004 - Institutional	15.40	0.72		0.26		0.98	(0.71)
2004 - Service	15.49	0.65		0.25		0.90	(0.63)

2003 - A	15.29	0.64		0.13		0.77	(0.65)
2003 - B	15.29	0.53		0.12		0.65	(0.53)
2003 - C	15.30	0.53		0.11		0.64	(0.53)
2003 - Institutional	15.29	0.71		0.11		0.82	(0.71)
2003 - Service	15.37	0.63		0.12		0.75	(0.63)

2002 - A	15.32	0.65	(c)	(0.01	)(c)	0.64	(0.67)
2002 - B	15.32	0.54	(c)	(0.01	)(c)	0.53	(0.56)
2002 - C	15.33	0.54	(c)	(0.01	)(c)	0.53	(0.56)
2002 - Institutional	15.32	0.71	(c)	(0.01	)(c)	0.70	(0.73)
2002 - Service	15.39	0.64	(c)	—	(c)(d)	0.64	(0.66)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Grade for Investment Companies and began amortizing all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and an impact to the ratio of net investment income to average net assets with and without expense reductions by less than 0.01%.
(d)	Less than $0.005 per share.
(e)	Ratios have been restated for the years ended October 31, 2005, 2004, 2003 and 2002 (see Note 9).
(f)	Rates have been restated for the years ended October 31, 2005, 2004, 2003 and 2002, which were previously reported as 38%, 32%, 54% and 39%, respectively (see Note 9).
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

							Ratios assuming no
							expense reductions

			Ratio of	Ratio of			Ratio of	Ratio of
			net expenses	net expenses	Ratio of		total expenses	total expenses	Ratio of
		Net assets	to average	to average	net investment		to average	to average	net investment
Net asset		at end of	net assets	net assets	income		net assets	net assets	income		Portfolio
value, end	Total	year	excluding interest	including interest	to average		excluding interest	including interest	to average		turnover
of year	return(b)	(in 000s)	expense and fees	expense and fees(e)	net assets		expense and fees	expense and fees(e)	net assets		rate(f)

$15.80	5.59%	$302,271	0.90%	1.00%	4.05%		1.07%	1.16%	3.88%		19%
15.81	4.87	11,698	1.65	1.75	3.31		1.82	1.92	3.14		19
15.81	4.80	9,777	1.65	1.75	3.30		1.82	1.91	3.14		19
15.80	5.98	152,070	0.53	0.63	4.42		0.70	0.79	4.26		19
15.90	5.51	671	1.03	1.13	3.90		1.20	1.29	3.74		19

15.59	3.55	240,123	0.93	1.00	3.99		1.09	1.16	3.83		37
15.59	2.78	13,783	1.68	1.75	3.25		1.84	1.91	3.09		37
15.60	2.85	7,873	1.68	1.75	3.24		1.84	1.91	3.08		37
15.59	4.02	128,311	0.54	0.61	4.37		0.70	0.77	4.21		37
15.68	3.49	315	1.04	1.11	3.88		1.20	1.27	3.72		37

15.68	6.09	179,223	0.94	1.02	4.21		1.12	1.20	4.03		27
15.68	5.30	14,117	1.69	1.77	3.46		1.87	1.95	3.28		27
15.68	5.30	5,838	1.69	1.77	3.46		1.87	1.95	3.28		27
15.67	6.52	60,506	0.54	0.62	4.61		0.72	0.80	4.43		27
15.76	5.95	337	1.04	1.12	4.11		1.22	1.30	3.93		27

15.41	5.10	160,856	0.95	1.00	4.17		1.13	1.18	3.99		52
15.41	4.32	15,143	1.70	1.75	3.44		1.88	1.93	3.26		52
15.41	4.25	4,615	1.70	1.75	3.45		1.88	1.93	3.27		52
15.40	5.45	57,696	0.55	0.60	4.58		0.73	0.78	4.40		52
15.49	4.97	283	1.05	1.10	4.11		1.23	1.28	3.93		52

15.29	4.30	119,161	0.94	1.00	4.27	(c)	1.11	1.17	4.10	(c)	35
15.29	3.52	16,903	1.69	1.75	3.53	(c)	1.86	1.92	3.36	(c)	35
15.30	3.52	6,155	1.69	1.75	3.54	(c)	1.86	1.92	3.37	(c)	35
15.29	4.71	76,733	0.54	0.60	4.69	(c)	0.71	0.77	4.52	(c)	35
15.37	4.24	270	1.04	1.10	4.21	(c)	1.21	1.27	4.04	(c)	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions to
		investment operations					shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$11.11	$0.52		$0.46		$0.98	$(0.52)	$—	$(0.52)
2006 - B	11.11	0.44		0.46		0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44		0.46		0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57		0.46		1.03	(0.57)	—	(0.57)

2005 - A	10.90	0.54		0.21		0.75	(0.54)	—	(0.54)
2005 - B	10.90	0.45		0.22		0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45		0.22		0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59		0.19		0.78	(0.58)	—	(0.58)

2004 - A	10.66	0.54		0.23		0.77	(0.53)	—	(0.53)
2004 - B	10.66	0.46		0.23		0.69	(0.45)	—	(0.45)
2004 - C	10.66	0.46		0.23		0.69	(0.45)	—	(0.45)
2004 - Institutional	10.66	0.59		0.23		0.82	(0.57)	—	(0.57)

2003 - A	10.34	0.54		0.33		0.87	(0.55)	—	(0.55)
2003 - B	10.34	0.47		0.32		0.79	(0.47)	—	(0.47)
2003 - C	10.34	0.47		0.32		0.79	(0.47)	—	(0.47)
2003 - Institutional	10.34	0.59		0.32		0.91	(0.59)	—	(0.59)

2002 - A	10.57	0.57	(c)	(0.19	)(c)	0.38	(0.58)	(0.03)	(0.61)
2002 - B	10.57	0.49	(c)	(0.19	)(c)	0.30	(0.50)	(0.03)	(0.53)
2002 - C	10.57	0.49	(c)	(0.19	)(c)	0.30	(0.50)	(0.03)	(0.53)
2002 - Institutional	10.57	0.61	(c)	(0.19	)(c)	0.42	(0.62)	(0.03)	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 per share to net investment income and net realized and unrealized gains and losses, and a decrease to the ratio of net investment income to average net assets with and without expense reductions by 0.04%.
(d)	Ratios have been restated for the years ended October 31, 2005, 2004, 2003 and 2002 (see Note 9).
(e)	Rates have been restated for the years ended October 31, 2005, 2004, 2003 and 2002, which were previously reported as 28%, 41%, 54% and 52%, respectively (see Note 9).
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

						Ratios assuming no
						expense reductions

			Ratio of	Ratio of		Ratio of total	Ratio of
			net expenses	net expenses	Ratio of	expenses to	total expenses	Ratio of
		Net assets	to average	to average	net investment	average net	to average	net investment
Net asset		at end of	net assets	net assets	income	assets excluding	net assets	income	Portfolio
value, end	Total	year	excluding interest	including interest	to average	interest expense	including interest	to average	turnover
of year	return(b)	(in 000s)	expense and fees	expense and fees(d)	net assets	and fees	expense and fees(d)	net assets	rate(e)

$11.57	9.05%	$3,569,963	0.92%	1.07%	4.64%	0.96%	1.11%	4.61%	32%
11.57	8.24	57,902	1.67	1.82	3.90	1.71	1.86	3.87	32
11.57	8.24	160,180	1.67	1.82	3.88	1.70	1.85	3.85	32
11.57	9.45	3,483,350	0.56	0.71	5.02	0.59	0.74	4.99	32

11.11	6.99	2,264,580	0.97	1.13	4.78	0.99	1.15	4.76	26
11.11	6.20	49,299	1.72	1.88	4.05	1.75	1.91	4.02	26
11.11	6.20	87,466	1.72	1.88	4.03	1.74	1.90	4.01	26
11.11	7.31	2,540,339	0.58	0.74	5.16	0.60	0.76	5.14	26

10.90	7.40	1,513,843	0.99	1.10	5.03	1.01	1.12	5.01	31
10.90	6.60	48,286	1.74	1.85	4.29	1.76	1.87	4.27	31
10.90	6.60	61,299	1.74	1.85	4.28	1.76	1.87	4.26	31
10.91	7.93	1,505,390	0.59	0.70	5.44	0.61	0.72	5.42	31

10.66	8.59	895,711	1.00	1.12	5.21	1.03	1.15	5.18	40
10.66	7.78	45,620	1.75	1.87	4.50	1.78	1.90	4.47	40
10.66	7.78	40,624	1.75	1.87	4.48	1.78	1.90	4.45	40
10.66	9.02	934,382	0.60	0.72	5.64	0.63	0.75	5.61	40

10.34	3.66	585,882	0.99	1.19	5.41 (c)	1.04	1.24	5.36 (c)	44
10.34	2.88	40,428	1.74	1.94	4.70 (c)	1.79	1.99	4.65 (c)	44
10.34	2.88	30,696	1.74	1.94	4.68 (c)	1.79	1.99	4.63 (c)	44
10.34	4.07	470,905	0.59	0.79	5.84 (c)	0.64	0.84	5.79 (c)	44

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value at	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period*	income		gain (loss)	operations	income	gains	distributions

FOR THE PERIOD FROM JULY 1, 2006 TO OCTOBER 31, 2006,

2006 - A (for the period ended October 31, 2006)	$9.91	$0.12	(a)	$0.23	$0.35	$(0.12)	$—	$(0.12)
2006 - C - (for the period ended October 31, 2006)	9.91	0.09	(a)	0.23	0.32	(0.09)	—	(0.09)
2006 - Institutional (for the period ended October 31, 2006)	9.91	0.13	(a)	0.23	0.36	(0.13)	—	(0.13)
FOR THE PERIODS ENDED JUNE 30,

2006 - A (for the year ended June 30, 2006)	10.51	0.36	(a)	(0.40)	(0.04)	(0.36)	(0.20)	(0.56)
2006 - B - Predecessor Fund (for the period from July 1, 2005 - June 4, 2006 - see notes 1 and 8)	10.51	0.29	(a)	(0.48)	(0.19)	(0.28)	(0.20)	(0.48)
2006 - C - Predecessor Fund (for the period from July 1, 2005 - June 4, 2006 - see notes 1 and 8)	10.52	0.31	(a)	(0.45)	(0.14)	(0.32)	(0.20)	(0.52)
2006 - C - (for the period from June 5, 2006 - June 30, 2006 - see notes 1 and 8)	10.00	0.02	(a)	(0.09)	(0.07)	(0.02)	—	(0.02)
2006 - Institutional (for the year ended June 30, 2006)	10.51	0.39	(a)	(0.41)	(0.02)	(0.38)	(0.20)	(0.58)
FOR THE YEARS ENDING JUNE 30,

2005 - A	10.42	0.37		0.12	0.49	(0.37)	(0.03)	(0.40)
2005 - B	10.42	0.31		0.12	0.43	(0.31)	(0.03)	(0.34)
2005 - C	10.43	0.33		0.12	0.45	(0.33)	(0.03)	(0.36)
2005 - Institutional	10.42	0.40		0.12	0.52	(0.40)	(0.03)	(0.43)

2004 - A	10.90	0.39		(0.43)	(0.04)	(0.39)	(0.05)	(0.44)
2004 - B	10.90	0.34		(0.43)	(0.09)	(0.34)	(0.05)	(0.39)
2004 - C	10.90	0.36		(0.42)	(0.06)	(0.36)	(0.05)	(0.41)
2004 - Institutional	10.90	0.41		(0.43)	(0.02)	(0.41)	(0.05)	(0.46)

2003 - A	10.64	0.40		0.29	0.69	(0.40)	(0.03)	(0.43)
2003 - B	10.64	0.35		0.29	0.64	(0.35)	(0.03)	(0.38)
2003 - C	10.64	0.38		0.29	0.67	(0.38)	(0.03)	(0.41)
2003 - Institutional	10.64	0.43		0.29	0.72	(0.43)	(0.03)	(0.46)

2002 - A	10.46	0.41		0.20	0.61	(0.41)	(0.02)	(0.43)
2002 - B	10.45	0.36		0.20	0.56	(0.35)	(0.02)	(0.37)
2002 - C	10.45	0.39		0.21	0.60	(0.39)	(0.02)	(0.41)
2002 - Institutional	10.45	0.44		0.21	0.65	(0.44)	(0.02)	(0.46)

*	The Fund changed its fiscal year end from June 30 to October 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value. Returns for periods less than one full year are not annualized. The Goldman Sachs Tennessee Municipal Fund first began operations as the First Funds Tennessee Tax-Free Portfolio (the “Predecessor Fund”). On June 5, 2006, the Predecessor Fund was reorganized as a new fund of the Goldman Sachs Trust. Performance prior to June 5, 2006 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor is considered the accounting survivor of the reorganization. As part of the reorganization, the Predecessor Fund changed its investment advisor to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor Fund reorganized into had investment policies which were not identical to the Predecessor Fund.
(c)	Annualized.
(d)	Not Annualized.
(e)	Ratio includes the affect of the operating expenses of the Predecessor Fund prior to Reorganization.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TENNESSEE MUNICIPAL FUND

							Ratios assuming no
							expense reductions
					Ratio of
		Net assets	Ratio of		net investment		Ratio of		Ratio of net
Net asset		at end of	net expenses		income to		total expenses		investment income		Portfolio
value, end	Total	period	to average		average		to average		to average net		turnover
of period*	return(b)	(in 000s)	net assets		net assets		net assets		assets		rate

$10.14	3.54%	$11,351	0.90	%(c)	3.48	%(c)	1.36	%(c)	3.02	%(c)	15%
10.14	3.28	10	1.65	(c)	2.80	(c)	2.12	(c)	2.35	(c)	15
10.14	3.66	81,694	0.53	(c)	3.87	(c)	1.00	(c)	3.40	(c)	15

9.91	(0.39)	11,779	0.91	(e)	3.51	(e)	1.15	(e)	—		22
9.84	(0.13)	2,425	1.27	(d)(e)	2.83	(d)(e)	1.45	(d)(e)	—		n/a
9.86	0.02	3,389	1.08	(d)(e)	3.01	(d)(e)	1.73	(d)(e)	—		n/a
9.91	(0.70)	10	1.63	(c)	2.85	(c)	2.22	(c)	—		22
9.91	(0.12)	82,958	0.66	(e)	3.76	(e)	0.88	(e)	—		22

10.51	4.78	8,771	0.94		3.47		1.14		—		11
10.51	4.31	2,933	1.39		3.02		1.59		—		11
10.52	4.52	4,721	1.19		3.22		1.89		—		11
10.51	5.05	107,783	0.69		3.72		0.89		—		11

10.42	(0.45)	9,935	0.90		3.58		1.10		—		9
10.42	(0.91)	3,856	1.35		3.12		1.55		—		9
10.43	(0.71)	5,391	1.15		3.32		1.85		—		9
10.42	(0.22)	143,278	0.65		3.83		0.85		—		9

10.90	6.62	11,661	0.87		3.68		1.07		—		19
10.90	6.15	4,673	1.32		3.23		1.52		—		19
10.90	6.37	7,608	1.12		3.43		1.82		—		19
10.90	6.89	163,440	0.63		3.93		0.83		—		19

10.64	5.98	9,252	0.88		3.90		1.08		—		8
10.64	5.46	1,090	1.37		3.41		1.57		—		8
10.64	5.81	6,989	1.14		3.65		1.84		—		8
10.64	6.34	164,437	0.64		4.14		0.84		—		8

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Goldman Sachs Trust
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs California Intermediate AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs Tennessee Municipal Fund (six of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of October 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With regards to Goldman Sachs Tennessee Municipal Fund, the statement of changes in net assets for the year ended June 30, 2005 and the financial highlights for each of the years presented through June 30, 2005 were audited by other auditors whose report, dated August 16, 2005, expressed an unqualified opinion on such statement and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs California Intermediate AMT-Free Municipal Fund, Goldman Sachs New York AMT-Free Municipal Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs Tennessee Municipal Fund at October 31, 2006, and the results of their operations the changes in their net assets, and the financial highlights for each of the periods indicated therein, in the conformity with U.S. generally accepted accounting principles.
As discussed in Note 9 to the Financial Statements, for Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Municipal Income Fund referred to above, the ratios of net expenses to average net assets, the ratios of total expenses to average net assets, and the portfolio turnover rates for the years ended October 31, 2005, 2004, 2003, and 2002 have been restated.

New York, New York
January 16, 2007

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Municipal Income Fund only); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 (July 1, 2006 for Tennessee Municipal) through October 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Short Duration Tax-Free Fund				California Intermediate AMT-Free Municipal Fund				New York Intermediate AMT-Free Municipal Fund				Tennessee Municipal Fund#

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		4 months ended
Share Class	5/1/06	10/31/06		10/31/06*	5/1/06	10/31/06		10/31/06*	5/1/06	10/31/06		10/31/06*	7/1/06	10/31/06		10/31/06*

Class A
Actual	$1,000	$1,023.00		$3.85	$1,000	$1,034.00		$4.38	$1,000	$1,027.50		$4.29	$1,000	$1,035.40		$3.09
Hypothetical 5% return	1,000	1,021.40	+	3.84	1,000	1,020.90	+	4.35	1,000	1,020.98	+	4.27	1,000	1,013.82	+	3.05

Class B
Actual	1,000	1,009.90		6.90	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.37	+	6.90	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000	1,019.10		7.66	1,000	1,030.00		8.20	1,000	1,023.60		8.13	1,000	1,032.80		5.65
Hypothetical 5% return	1,000	1,017.61	+	7.66	1,000	1,017.13	+	8.15	1,000	1,017.17	+	8.10	1,000	1,011.29	+	5.59

Institutional
Actual	1,000	1,024.90		1.97	1,000	1,035.90		2.50	1,000	1,029.40		2.45	1,000	1,036.60		1.82
Hypothetical 5% return	1,000	1,023.26	+	1.97	1,000	1,022.74	+	2.49	1,000	1,022.79	+	2.44	1,000	1,015.06	+	1.80

Service
Actual	1,000	1,022.30		4.54	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,020.72	+	4.53	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2006 (continued)

	Municipal Income Fund				High Yield Municipal Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	5/1/06	10/31/06		10/31/06*	5/1/06	10/31/06		10/31/06*

Class A
Actual (including interest expense and fees)†	$1,000	$1,039.70		$5.09	$1,000	$1,051.00		$5.48
Actual (excluding interest expense and fees)	1,000	1,039.70		4.62	1,000	1,051.00		4.76
Hypothetical 5% return (including interest expense and fees)†	1,000	1,020.21	+	5.04	1,000	1,019.86	+	5.40

Class B
Actual (including interest expense and fees)†	1,000	1,036.50		8.93	1,000	1,047.10		9.34
Actual (excluding interest expense and fees)	1,000	1,036.50		8.46	1,000	1,047.10		8.62
Hypothetical 5% return (including interest expense and fees)†	1,000	1,016.43	+	8.84	1,000	1,016.08	+	9.20

Class C
Actual (including interest expense and fees)†	1,000	1,036.50		8.93	1,000	1,047.10		9.34
Actual (excluding interest expense and fees)	1,000	1,036.50		8.47	1,000	1,047.10		8.62
Hypothetical 5% return (including interest expense and fees)†	1,000	1,016.43	+	8.84	1,000	1,016.08	+	9.20

Institutional
Actual (including interest expense and fees)†	1,000	1,041.70		3.19	1,000	1,053.00		3.57
Actual (excluding interest expense and fees)	1,000	1,041.70		2.72	1,000	1,053.00		2.85
Hypothetical 5% return (including interest expense and fees)†	1,000	1,022.08	+	3.16	1,000	1,021.73	+	3.52

Service
Actual (including interest expense and fees)†	1,000	1,039.60		5.81	N/A	N/A		N/A
Actual (excluding interest expense and fees)	1,000	1,039.60		5.31	N/A	N/A		N/A
Hypothetical 5% return (including interest expense and fees)†	1,000	1,019.51	+	5.75	N/A	N/A		N/A

*	Expenses for each share class are calculated using the Fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/06 (for the four months ended 10/31/06 for Tennessee Municipal). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Short Duration Tax-Free	0.75%	1.36%	1.51%	0.39%	0.89%
California Intermediate AMT-Free Municipal	0.85	N/A	1.60	0.49	N/A
New York Intermediate AMT-Free Municipal	0.84	N/A	1.59	0.48	N/A
Municipal Income (including interest expense and fees)	0.99	1.74	1.74	0.62	1.13
Municipal Income (excluding interest expense and fees)	0.90	1.65	1.65	0.53	1.03
High Yield Municipal (including interest expense and fees)	1.06	1.81	1.81	0.69	N/A
High Yield Municipal (excluding interest expense and fees)	0.92	1.67	1.67	0.55	N/A
Tennessee Municipal	0.90	N/A	1.65	0.53	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios (including interest expense and fees, if any) and an assumed rate of return of 5% per year before expenses.

#	Commenced operations on June 5, 2006.

†	Includes interest expense and fees incurred in connection with secured borrowings. See Note 2.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds. The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     In addition, the Tennessee Municipal Fund is a newly-organized investment portfolio of the Trust that commenced investment operations on June 5, 2006. The Tennessee Municipal Fund is the accounting successor to the Tennessee Tax-Free Portfolio of First Funds, which was reorganized into the Tennessee Municipal Fund. In connection with the Tennessee Municipal Fund’s organization, the Trust’s Management Agreement with the Investment Adviser for the Tennessee Municipal Fund was approved by the Trustees, including all of the Independent Trustees, at a meeting held on November 2, 2005 (the “November Meeting”). The Management Agreement was subsequently re-approved by the Trustees, including all of the Independent Trustees, at the Annual Contract Meeting for the period ending June 30, 2007. (The November Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings.”)
     At the November Meeting, the Trustees reviewed the Management Agreement as it applied to the Tennessee Municipal Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Tennessee Municipal Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Tennessee Municipal Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Tennessee Municipal Fund; and a comparison of the Tennessee Municipal Fund’s fees and expenses with those paid by other similar mutual funds.
     In connection with the November Meeting, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the November Meeting, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year.
     In connection with their approval of the Management Agreement for the Tennessee Municipal Fund at the November Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Tennessee Municipal Fund. These services included services as the Tennessee Municipal Fund’s transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Tennessee Municipal Fund. The Trustees concluded that the Investment Adviser was able to provide quality services to the Tennessee Municipal Fund. In this regard, the Trustees noted that, although the Tennessee Municipal Fund was new and had not been managed previously by the Investment Adviser, the Investment Adviser did have past experience in managing other municipal fixed income portfolios for the Trust. The Trustees believed that the investment returns of these other portfolios had been within a competitive range.
     The Board of Trustees also considered the contractual fee rates payable by the Tennessee Municipal Fund under the Management Agreement. In this regard, information on the fees paid by the Tennessee Municipal Fund and the Tennessee Municipal Fund’s projected total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Tennessee Municipal Fund’s management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Tennessee Municipal Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     In addition, in connection with the approval of the Management Agreement at the November Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Tennessee Municipal Fund:

Tennessee Municipal Fund

Up to $1 billion	0.45%
Next $1 billion	0.41
Over $2 billion	0.39

     In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Tennessee Municipal Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Tennessee Municipal Fund’s projected assets, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Tennessee Municipal Fund was new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Tennessee Municipal Fund’s total expense ratios (excluding certain expenses) to specified levels.
     At the November Meeting, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Tennessee Municipal Fund as stated above, including the fees received by them for transfer agency, distribution and brokerage services that may be received by the Investment Adviser in connection with the placement of brokerage transactions for the Tennessee Municipal Fund.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the November Meeting that the management fee payable by the Tennessee Municipal Fund was reasonable in light of the services to be provided by the Investment Adviser and the Tennessee Municipal Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved.
     As mentioned above, all of the Funds’ Management Agreements were re-approved by the Trustees at the Annual Contract Meeting. To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreements; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements,

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreements that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreements for all of the Funds were approved at the same Annual Contract Meeting, the Trustees considered the applicable Management Agreements as it applied to each Fund separately.
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the Funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the respective periods, this information on the Funds’ investment performance was provided for one, three, five and ten (where applicable) year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors and that the Funds that had commenced operations during the prior year or more recently (California Intermediate AMT-Free Municipal Fund, New York Intermediate AMT-Free Municipal Fund and Tennessee Municipal Fund) were providing acceptable performance in light of their respective investment policies.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds (other than the Tennessee Municipal Fund) that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Short Duration Tax-Free Fund	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion

California Intermediate AMT-Free Municipal Fund	0.45%	First $	1 Billion
	0.41%	Next $	1 Billion
	0.39%	Over $	2 Billion

New York Intermediate AMT-Free Municipal Fund	0.45%	First $	1 Billion
	0.41%	Next $	1 Billion
	0.39%	Over $	2 Billion

Municipal Income Fund	0.55%	First $	1 Billion
	0.50%	Next $	1 Billion
	0.48%	Over $	2 Billion

High Yield Municipal Fund	0.55%	First $	2 Billion
	0.50%	Over $	2 Billion

     In addition, in connection with the re-approval of the Management Agreement for the Tennessee Municipal Fund, the Board considered the breakpoints in the contractual fee rate at the following annual percentages of the average daily net assets of the Tennessee Municipal Fund:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Tennessee Municipal Fund	0.45%	First $	1 Billion
	0.41%	Next $	1 Billion
	0.39%	Over $	2 Billion

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds (projected assets in the case of the Tennessee Municipal Fund); the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services. The Trustees noted the reduction of the transfer agency fees on Class A, Class B and Class C Shares of the Funds in 2005. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreements should be approved and continued.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, Goldman Sachs (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Municipal Fixed Income Funds Tax Information (Unaudited)

During the year ended October 31, 2006, 95.54%, 93.28%, 95.18%, 99.64%, 99.13% and 99.94% of the distributions from net investment income paid by the Goldman Sachs Short Duration Tax-Free Fund, the Goldman Sachs California Intermediate AMT-Free Municipal Fund, the Goldman Sachs New York Intermediate AMT-Free Municipal Fund, the Goldman Sachs Municipal Income Fund, the Goldman Sachs High Yield Municipal Fund and the Goldman Sachs Tennessee Municipal Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $610.2 billion in assets under management as of September 30, 2006  — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value[2] ▪  Large Cap Value
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund[2] ▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund. Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1997	MFIAR / 34.4K / 12-06